UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

     4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

     William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2011

Item 1. Report to Stockholders.

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Dear Shareholders:

     The financial markets ended the six-month reporting period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) initially buoyed the markets, which were further bolstered by the extension in December of the Bush-era tax cuts for all income levels. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of energy soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a stock market sell-off before equities rebounded strongly in the final two weeks of the reporting period.

Markets Continue to Pick Up Steam

The stock market generally continued its upward momentum throughout the six-month period—with help from a strong fourth-quarter earnings season. Both U.S. growth- and value-oriented stocks reported significant gains across all capitalizations. In fact, the large-cap Russell 1000 Index and Standard & Poor’s 500 Index rose 18.13% and 17.31%, respectively, for the six-month period. Small- and mid-cap indices posted even higher returns as investors’ appetite for risk continued to strengthen.

However, continued uncertainty about the sovereign debt situation in some European countries as well as a drag from emerging markets tempered returns abroad, with the MSCI EAFE Index of international stocks returning 10.33% for the six-month period. Also, corporate bonds edged down slightly for the period, with the Barclays Capital U.S. Credit Index returning -0.98%. Money market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate low.

Board Diversity and Company Competitiveness

At Calvert, we believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace and to potentially outperform their peers. As a result, we continue to use our role as sustainable and responsible investors to encourage companies to clearly define diversity as inclusive of gender, ethnic, and racial backgrounds and to publicly commit to increasing diversity—on their boards and throughout their organizations.

We celebrated the first anniversary of the publication of the Women’s Empowerment Principles (WEP) and the 100th anniversary of International Women’s Day in March with a two-day event sponsored by the United Nations Women and the United Nations

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

Global Compact. The WEP were established through collaboration between the United Nations Women and the United Nations Global Compact in March 2010. Calvert continues to be an integral player in furthering the adoption of the WEP across the globe. In fact, more than 140 CEOs worldwide have signed a statement of support for the WEP, in part due to Calvert’s efforts.

Also, our October 2010 diversity report “Examining the Cracks in the Ceiling” has been making news by being cited in more than 40 articles from outlets such as The Washington Post, Forbes, and The New York Times. While we are pleased to see such strong media interest in this topic, we’re even more pleased that the report has led to Calvert having conversations with more than a dozen companies about their diversity scores and actions they can take to improve their overall diversity performance.

Opportunities and Challenges Ahead

Overall, we are encouraged by the market’s ability to move ahead despite the recent troubles in the Middle East and Japan, and we expect a slow, gradual economic recovery to continue throughout the remainder of the year. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market should limit gains. Energy prices will remain a challenge until we see more resolution of the issues in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we are optimistic and believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks that may lie ahead.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc. As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 6

SRI

Update

from the Calvert Sustainability Research Department

Responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Corporate & Board Diversity

     The newly released version of the Calvert report, “Examining the Cracks in the Ceiling: A Survey of Corporate Diversity Practices of the S&P 100,” revealed that women are still significantly underrepresented on corporate boards (18%) and in C-level executive positions (8.4%)—despite comprising more than half the workforce.

Another disappointment was learning that 37% of the companies disclose no demographic data on employees—such as race, ethnicity and gender—which is necessary to evaluate a company’s progress. Only eight companies disclose full EEO-1 data, which is a full breakdown of the workforce by race and gender across employment categories.

As an investor, Calvert believes companies that combine competitive financial performance with fair and equitable working environments—where diversity is not only tolerated but embraced—are more likely to recognize gains in both the workplace and marketplace and be better positioned to generate long-term value for their shareholders.

Green Homebuilding

In October, Calvert released “A Green Recovery for America’s Homebuilders? A Survey of Sustainable Practices by the Homebuilding Industry.” This updated version of our 2008 report on America’s 10 largest publicly traded homebuilders shows they have started to improve their policies and practices related to the environment and resources, but much progress remains to be seen.

Out of 42 possible points, the average total sustainability score was just over six points, or 15%. All 10 homebuilders have made some effort to develop environmental policies or practices or offer environmental products. However, there is a big difference in the level of commitment to sustainability and the penetration of “green” homes in each company’s product mix.

In the homebuilder rankings, KB Home and Pulte remained in the top two spots, while Meritage Homes and Toll Brothers had the biggest improvements—each moving up five spots. DR Horton and Ryland Homes fell back four and three places, respectively.

Climate Change

Calvert has continued its corporate engagement and policy work in support of energy efficiency, alternative energy, and reductions in greenhouse gas emissions. We have also been ramping up our work on climate change adaptation. Leading scientists believe that even if we stop producing greenhouse gasses tomorrow, a certain amount of climate change will

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

still happen because of the carbon dioxide and other pollutants already in the atmosphere.

As a result, Calvert has been collaborating with Oxfam America to highlight the risks U.S. companies face from climate change as well as the opportunities for innovation and new business that corporate solutions could offer. In November 2010, we helped facilitate a high-level roundtable on Capitol Hill hosted by Oxfam for members of Congress, key congressional staff, and companies such as John Deere, Johnson Controls, and Starbucks to discuss these topics.

Calvert and Oxfam are now helping some of the attending companies form a business coalition to assist corporations and vulnerable communities in their adaptation to the effects of climate change. The new coalition would publish case studies and best practices as well as promote public policies related to climate change adaptation and resiliency.

On the shareholder advocacy front, Calvert has filed shareholder proposals with three companies asking them to clarify what they are doing to manage their risks related to climate change—two of these proposals have already been successfully withdrawn.

Overall Shareholder Advocacy Efforts

In all, Calvert has filed 35 resolutions to date in the 2011 proxy season and 22 have already been successfully withdrawn after the companies agreed to the terms of the resolution. In addition to the resolutions cited above, six focused on sustainability reporting, four on political contributions, and seven on climate principles.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. For example, Calvert Equity Portfolio recently invested in the DBL Equity Fund-BAEF II, LP, which invests in private, mid- to late-stage growth companies—primarily in the clean tech, health care, information technology, and sustainability-oriented industries—ocated near low- and moderate-income communities in San Francisco and adjoining states. The Fund will assist its portfolio companies in creating and implementing their Second Bottom Line strategy in job creation, job quality, and environmental stewardship.

Calvert International Equity Fund invested in FINAE, S.A.P.I. de C.V. SOFOM ENR, a company that provides college loans to students from low- and middle-income families in Mexico. Students are selected by universities for their academic talent and financial need, and screened by FINAE for their repayment capacity.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 8

As of March 31, 2011, DBL Equity Fund –BAEF II, LP represented 0.02% of Calvert Equity Portfolio; FINAE represented 0.26% of Calvert International Equity Fund. All holdings are subject to change without notice.

As of March 31, 2011, the following companies represent the following percentages of net assets: KB Home represented 0.20% of Calvert Small Cap Fund; Pulte represented 0.03% of Calvert Social Index Fund; Meritage Homes represented 0% of all Calvert equity funds; DR Horton represented 0.04% of Calvert Social Index Fund; Ryland represented 0% of all Calvert equity funds; John Deere represented 1.53% of Calvert Balanced Portfolio and 0.52% of Calvert Social Index Fund; Johnson Controls represented 0.36% of Calvert Social Index Fund; Starbucks represented 0.35% of Calvert Social Index Fund, 2.01% of Calvert Equity Portfolio, and 1.65% of Calvert Enhanced Equity Portfolio; General Cable represented 1.74% of Calvert Capital Accumulation Fund and 0.03% of Calvert Social Index Fund; and WABCO Holdings represented 2.73% of Calvert Capital Accumulation Fund and 0.05% of Calvert Social Index Fund. All holdings are subject to change without notice.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

PORTFOLIO MANAGEMENT DISCUSSION

Thomas A. Dailey

of Calvert Investment Management, Inc.

Performance

For the six-month period ended March 31, 2011, Calvert Money Market Portfolio returned 0.005%. Its benchmark, the Lipper Money Market Funds Average, returned 0.01% over the same period. The reporting period featured extremely low short-term interest rates.

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in longer term interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-December. The Federal Reserve’s (Fed)

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund/ portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund/Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund/ Portfolio. Visit www.calvert.com for current performance data.

CALVERT MONEY MARKET PORTFOLIO
March 31, 2011
INVESTMENT PERFORMANCE
(total return)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class O	0.005%	0.01%
Lipper Money Market
Funds Average	0.01%	0.03%

AVERAGE ANNUAL TOTAL RETURNS

One year	0.01%
Five year	2.16%
Ten year	1.88%

7-DAY SIMPLE/EFFECTIVE YIELD

7-day simple yield	0.01%
7-day effective yield	0.01%
% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
Variable Rate	91.7%
Demand Notes
U.S. Government Agencies	5.2%
and Instrumentalities
U.S. Treasury	3.0%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies	0.1%
Total	100%

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 10

announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1 During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen at a similar point in the business cycle after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal, but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish government’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease, yet again, if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

[1]	Interest rate data sources: Chicago Board Options Exchange and Federal Reserve
2	According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters
[3]	Latest data as of February 2011 from the Bureau of Labor Statistics

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 12

 CALVERT BALANCED PORTFOLIO
 March 31, 2011

InvestMent PerforMance
(total return at NAV*)
6 Months		12 Months
ended		ended
3/31/11		3/31/11
Class A	9.23%	10.32%
Class B	8.67%	9.22%
Class C	8.76%	9.41%
Class I	9.47%	10.90%
Russell 1000 Index** 18.13%		16.69%
Balanced Composite
Benchmark	10.48%	12.82%
Lipper Mixed-Asset Target
Allocation Growth Funds Average	11.80%	13.14%

TEN LARGEST
STOCK HOLDINGS		NET % ASSETS OF
EMC Corp.		2.0%
FMC Technologies, Inc.		1.7%
Cameron International Corp.		1.6%
Oneok, Inc.		1.6%
Apple, Inc.		1.6%
Express Scripts, Inc.		1.6%
Deere & Co.		1.5%
JPMorgan Chase & Co.		1.4%
Adobe Systems, Inc.		1.4%
Aflac, Inc.		1.4%
Total		15.8%

PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow, Senior Vice President,
Chief Investment Officer - Equities

of Calvert Investment Management, Inc.

Calvert Balanced Portfolio Class A shares (at NAV) returned 9.23% for the six-month period ended March 31, 2011, versus the Russell 1000 Index’s return of 18.13%. The blended benchmark (60% Russell 1000, 40% Barclays Capital US Credit Index) returned 10.48%. The Portfolio’s stock allocation was the main contributor to the relative underperformance.

Investment Climate

For the period, large-cap benchmarks such as the Standard & Poor’s 500 Index and the Russell 1000 Index were trumped by the small-cap Russell 2000 Index, with returns of 17.31%, 18.13% and 25.48%, respectively. Growth stocks slightly outperformed their value counterparts with the Russell 1000 Growth Index returning 18.16% versus 17.46% for the Russell 1000 Value Index.

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**In December 2009 the Fund changed its broad-based benchmark to the Russell 1000 Index from the Calvert Balanced Composite Benchmark Blend (the “Balanced Composite Benchmark”), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index, in order to adopt an index that is not blended. The Fund also continues to show the Balanced Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

Within the Russell 1000 Index, the Energy, Materials, and Industrials sectors were the top performers for the period, while Consumer Staples and Utilities lagged the most. This dampened performance of portfolios that apply environmental, social, and governance (ESG) criteria, which are most restrictive in the Energy, Materials, and Industrials sectors. However, in the short term, we believe investor enthusiasm for the Energy sector may be momentum-driven. With the current dynamics already reflected in valuations, we may see a reversal in Energy’s leadership in the coming months.

Investors worldwide became more focused on inflation, as crude oil prices hit 20-month highs and food prices rose too, causing concerns about global economic growth—especially in emerging economies, which rely more on commodity inputs for fast economic growth. China fought inflation with a series of measures, fueling concerns about slowing global economic growth in that country. The European sovereign debt crisis continued too, as the cost to insure against sovereign default in Europe hit record highs during early 2011.

The Financials sector remained under the regulatory microscope. Then, insurance and reinsurance industries faced record catastrophic losses in the wake of the earthquake and tsunami in Japan. The tragedy affected other industries as well, due to just-in-time manufacturing and low inventories in the personal computer supply chain. The residential real estate market also remained under stress, with 20% more homes potentially going into foreclosure this year.

On a positive note, investors were optimistic about the two-year extension of Bush-era income-tax cuts, a reduction in the payroll tax in 2011, and the Federal

CALVERT BALANCED PORTFOLIO
March 31, 2011
average annual total returns

CLASS A SHARES	(with max. load)
One year	5.06%
Five year	1.11%
Ten year	2.35%
CLASS B SHARES	(with max. load)
One year	4.22%
Five year	0.89%
Ten year	1.81%
CLASS C SHARES	(with max. load)
One year	8.41%
Five year	1.17%
Ten year	1.87%
CLASS I SHARES*
One year	10.90%
Five year	2.62%
Ten year	3.30%

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity Investments	64%
Bonds	36%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.26%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

Reserve’s (Fed) plan to buy an additional $600 billion of Treasury securities under a new quantitative easing (QE2) program. U.S. manufacturing data helped generate job growth and showed better-than-expected expansion. In fact, the U.S. labor market seemed to turn upward as the economy accelerated into 2011. Confidence also improved during the period, as consumers’ outlook on employment and the overall economy turned positive in February for the first time in seven years.

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first phase featured a steady and strong upward movement in Treasury yields with the 10-year Treasury yield, increasing from 2.33% in early October to 3.57% by mid-December. This was followed by a fairly quiet trading period through January and then a sharp rise, with the 10-year peaking at 3.74% between early and mid-Febru-ary as the unemployment rate fell sharply. Finally, the 10-year yield bottomed out in the wake of Middle East turmoil and the tragedy in Japan, dropping to 3.14% a few days after that disaster. After the shock wore off, Treasury yields recovered some ground to end the period near 3.5%.1

Portfolio Strategy

Calvert generally maintains a weighting of 60% stocks and 40% bonds in the Portfolio. With the high level of market volatility over the past year, the actual weighting has fluctuated as stock and bond returns varied. Calvert tracked the Portfolio’s stock and bond exposure throughout the period to make sure this weighting did not fluctuate excessively. A modest overweight to stocks benefitted the Portfolio during the period.

Equities

The Portfolio’s stock allocation created a performance drag for the period, primarily due to an underweight to the high-performing Energy sector and poor stock selection in the Consumer Discretionary sector. In the Consumer Discretionary sector, Best Buy, Nike, and Target were among the biggest contributors to this underperformance.

However, stock selection in the Health Care sector benefited the Portfolio. Hologic, Johnson & Johnson, and St. Jude Medical boosted relative performance, as did the absence of a position in poor-performing Merck.

Fixed Income

The Portfolio benefitted from higher interest rates across the yield curve and an allocation to high-yield bonds. The Barclays U.S. Corporate High Yield Index returned 7.23% for the period, while the more broadly based Barclays Capital U.S. Credit Index returned -0.98%.

The Portfolio’s yield-curve-flattening strategy detracted from performance during the reporting period. The Portfolio was positioned to benefit from a narrowing of the yield differential between the two- and 10- year U.S. Treasuries, but the yield curve widened instead, as the spread between two- and 10-year Treasuries moved from 0.21 percentage points to 0.27 percentage points during the period. The Portfolio uses Treasury futures

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

to hedge its interest rate position.

Outlook

Our long-term outlook for equity markets continues to be positive. We are optimistic about improving prospects for economic recovery in the U.S. and are pleased to see consumers demonstrating the signs of recovery we were hoping for. The impact from the long stretch of extraordinarily easy Fed policy—with its near-zero percent short-term interest rates and government bond purchases—is clearly reflected in higher stock, bond, and commodity prices, but not in consumer price indices.

However, some estimate that another 10% to 20% increase in the price of oil may start to impede U.S. and global gross domestic product (GDP) growth. High gasoline prices are already dampening consumer confidence, although it hasn’t been enough yet to offset the improving employment picture and stock market advances. We still see potential for more geopolitical crises and for spikes in commodity and inflation to be negative catalysts for equity markets. However, we continue to expect a slow, gradual economic recovery—and believe that the equity markets and global economy can successfully navigate any temporary setbacks.

Equity valuations have had a strong run-up the last several months. Therefore, equity markets are likely to be vulnerable to a sell-off from negative news or further deterioration in geopolitical tensions once we’re past the earnings season.

There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. There is also a chance —albeit small—that in light of the recent international turmoil, the Fed will ease, yet again, if the economy weakens later this year. In uncertain times, we expect market volatility to erupt periodically.

April 2011

1 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve

The following companies represented the following percentages of Portfolio net assets as of March 31, 2011: Best Buy 0.19%, Nike 0.36%, Target 0.29%, Hologic 0.50%, Johnson & Johnson 0%, St. Jude Medical 1.51%, and Merck 0%. Holdings are subject to change without notice.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

PORTFOLIO MANAGEMENT DISCUSSION

Gregory Habeeb

Senior Vice President and Senior Portfolio Manager
of Calvert Investment Management, Inc.

Performance

For the six-month period ended March 31, 2011, Calvert Bond Portfolio (Class A shares at NAV) returned -0.35%. Its benchmark index, the Barclays Capital U.S. Credit Index, returned -0.98% for the same period. The Fund’s short relative duration strategy was primarily responsible for the portfolio’s outperformance. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. Also, the Fund’s allocation to below investment grade securities helped relative returns.

CALVERT BOND
PORTFOLIO

March 31, 2011
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	-0.35%	4.80%
Class B	-0.87%	3.73%
Class C	-0.76%	3.97%
Class I	-0.05%	5.49%
Class Y	-0.21%	5.09%
Barclays Capital U.S.
Credit Index	-0.98%	7.01%
Lipper A Rated Corporate
Debt Funds
Average	-0.20%	5.99%

	30 days ended
SEC YIELDS	3/31/11	9/30/10
Class A	2.49%	2.02%
Class B	1.55%	1.06%
Class C	1.79%	1.32%
Class I	3.21%	2.71%
Class Y	2.88%	2.32%

Investment Climate

The six-month reporting period was characterized by four clear phases in interest-rate movements. The first was a steady and strong upward movement in interest rates. The 10-year Treasury yield increased from 2.33% in early October to 3.57% by mid-Decem-ber. The Federal Reserve’s (Fed) announcement of new Treasury purchases in November did little to slow the advance as economic data improved. In December, many analysts

*	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

raised their forecasts for economic growth, and stocks rallied as a larger-than-expected fiscal stimulus package was passed. The second phase featured a fairly quiet trading range. During phase three, from early to mid-February, yields rose as the unemployment rate fell sharply, boosting confidence in the economy and triggering a rally in stocks. The 10-year Treasury yield peaked at 3.74%.

In the final phase, yields began to fall as turmoil in the Middle East pushed up the price of oil and raised doubts about the strength of the young economic expansion. Volatility increased in global financial markets. Doubt, uncertainty, and volatility were amplified by the terrible March 11 earthquake and tsunami in Japan. Treasury yields continued to fall with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, stocks regained their footing and Treasury yields recovered some ground. The 10-year Treasury yield ended the reporting period near 3.5%, which was close to the middle of the range over the full reporting period.1

CALVERT BOND
PORTFOLIO
March 31, 2011

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Asset Backed Securities	2.5%
Basic Materials	0.2%
Communications	1.6%
Consumer, Cyclical	3.3%
Consumer, Non-cyclical	3.9%
Energy	5.0%
Financials	35.1%
Government	35.9%
Industrials	2.6%
Mortgage Securities	7.3%
Technology	2.2%
Telecommunication Services	0.1%
Utilities	0.3%
Total	100%

During the reporting period, we estimate that the U.S. economy grew at an annualized rate of 3.3%.2 This is very near the 50-year average growth rate, but remains below the rate seen at a similar point in the business cycle after prior deep recessions in the post-WWII era. The core consumer price inflation (CPI) rate increased from 0.6% to 1.1% during the reporting period,3 so the Fed’s concern about unwanted disinflation abated. While the inflation rate was trending up, the level of both core and headline inflation rates remained below long-run averages. Market expectations for inflation in coming years increased to a level more in line with long-term averages.

Portfolio Strategy

The Fund benefitted from higher interest rates across the yield curve. The yields on two- and 10-year Treasuries rose 35 and 91 basis points, respectively, over the six-month reporting period. The Fund’s allocation to high-yield bonds also helped relative performance. At the start of the reporting period, 8.40% of the Fund was allocated to high-yield bonds. Over the reporting period, the Barclays U.S. Corporate High Yield Index returned 7.23%, while the more broadly based Barclays Capital U.S. Credit Index returned -0.98%.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

The Fund employed a yield-curve-flattening strategy, which detracted from performance during the reporting period. The Fund was positioned to benefit from a narrowing of the yield differential between the two- and 10-year U.S. Treasuries. Over the course of the reporting period, the yield curve widened rather than narrowed, as the spread between two- and 10-year Treasuries moved from 209 to 265 basis points. The Fund uses Treasury futures to hedge its interest rate position.

Outlook

The U.S. economy continues to recover from severe financial crisis. Deleveraging in household and financial sectors continues, suggesting moderate, not heated, growth and consumer price inflation. Monetary policy should remain easy in coming quarters as federal, state, and local fiscal stimuli continue to recede or contract. The impact from the long stretch of extraordinarily easy Fed policy, with its near-zero percent short-term interest rates and government bond purchases, is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

Once again, events external to the United States created more uncertainty about the outlook for U.S. growth, inflation, and monetary policy. In addition to geopolitical tensions in the Middle East and natural disaster in Japan, deepening eurozone debt troubles have put Portugal on the brink of a bailout from the European Union/ International Monetary Fund rescue facility. If the country does require a financial rescue package, Portugal would become the third eurozone member to receive a bailout. The rescue facility can accommodate Greece, Ireland, and Portugal, but a debt crisis in Spain would disrupt financial markets worldwide. The Spanish govern-

CALVERT BOND PORTFOLIO
March 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	0.87%
Five year	3.96%
Ten year	4.94%

CLASS B SHARES	(with max. load)
One year	-0.27%
Five year	3.73%
Ten year	4.34%

CLASS C SHARES	(with max. load)
One year	2.97%
Five year	3.94%
Ten year	4.44%
CLASS I SHARES
One year	5.49%
Five year	5.39%
Ten year	5.96%

CLASS Y SHARES*
One year	5.09%
Five year	4.89%
Ten year	5.40%

* Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

ment’s interest rates, while elevated, are not near crisis levels. Spain will remain under pressure, however, and has the potential to unnerve investors from time to time.

Despite increased uncertainty in recent months, we expect the Fed to conclude its Treasury purchases by the end of June. This would complete the easing cycle and, apart from some minor operations, move the Fed to the sidelines for the remainder of the year. There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease, yet again, if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

[1]	Interest rate data sources: Chicago Board Options Exchange and Federal Reserve
[2]	According to Bureau of Economic Analysis data and forecasts from the Wall Street Journal Survey of Professional Forecasters
[3]	Latest data as of February 2011 from the Bureau of Labor Statistics

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 22

PORTFOLIO MANAGEMENT DISCUSSION

Richard England
of Atlanta Capital Management Company

Performance

For the six months ended March 31, 2011, the Calvert Equity Portfolio Class A Shares (at NAV) returned 17.54%, compared to 17.31% for the Standard & Poor’s (S&P) 500 Index. Outperformance was solely attributable to strong stock selection.

Investment Climate

It was an eventful six months. We began the fall of 2010 with investors breathing a collective sigh of relief about the economy not heading into a double dip. Then, the market moved higher as voters loudly signaled their belief that the administration and Congress were headed down the wrong path, with election results that profoundly changed the legislative dynamics in Washington.

While the fourth quarter was dominated by the election, the first quarter of 2011 was chock full of market-moving developments. It began quietly enough with the market continuing its upward momentum, but the historic and still unfolding turmoil in the Middle East and North Africa soon broke the calm. While the long-term consequences remain unclear, the short term is another story as oil prices surged on fears of supply

CALVERT EQUITY
PORTFOLIO

March 31, 2011
INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	17.54%	18.63%
Class B	17.04%	17.58%
Class C	17.09%	17.72%
Class I	17.86%	19.27%
Class Y	17.75%	18.99%
S&P 500 Index	17.31%	15.65%
Lipper Large-Cap
Growth Funds
Average	17.31%	16.06%

TEN LARGEST STOCK HOLDINGS

% OF NET ASSETS
Netflix, Inc.	4.8%
Apple, Inc.	4.5%
QUALCOMM, Inc.	3.6%
Cameron International Corp.	3.4%
Suncor Energy, Inc.	3.2%
Allergan, Inc.	3.2%
JPMorgan Chase & Co.	2.9%
Novartis AG (ADR)	2.8%
Gilead Sciences, Inc.	2.7%
CVS Caremark Corp.	2.7%
Total	33.8%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

disruptions. However, we think oil prices will have to go even higher, and stay there for a prolonged time, to seriously threaten the economy and markets.

Certainly the most tragic event was the March 11 earthquake and subsequent tsunami in Japan. The scale of the destruction was immense and the global stock markets sold off hard. Then, problems at a nuclear power plant were revealed and though they remain unresolved, the global stock markets recovered fairly quickly.

Our economy, while hardly robust, powered through the various external events—with the election and resolution of tax-rate uncertainty pushing the economy forward and creating a solid economic backdrop that helped equity markets. Despite the market-rattling events noted above, flare-ups of European sovereign debt concerns, and concerns about what the end of our easy monetary policy might look like, the market ended the period at a high. So, it’s not surprising that defensive sectors like Utilities, Telecommunications, Consumer Staples and Health Care all significantly lagged the broader market. Energy was the standout leader, as the market discounted the effect of higher oil prices on company profits. Industrials and Materials also fared well on the solid growth outlook.

Portfolio Strategy

The Portfolio has been fairly stable over the last six months as debate over the recovery’s sustainability has given way to measuring the recovery’s relative health. We maintained our positioning for continued expansion, although we did continue to prune our Health Care holdings and add to Financials. At period end, we stood near all-time relative lows in Health Care, which reflects challenges we see in the sector, and at all-time highs in Financials, which is more cyclically based.

CALVERT EQUITY PORTFOLIO
March 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	12.99%
Five year	3.68%
Ten year	4.67%

CLASS B SHARES	(with max. load)
One year	12.58%
Five year	3.61%
Ten year	4.26%

CLASS C SHARES	(with max. load)
One year	16.72%
Five year	3.89%
Ten year	4.35%

CLASS I SHARES
One year	19.27%
Five year	5.28%
Ten year	5.75%

CLASS Y SHARES*
One year	18.99%
Five year	4.86%
Ten year	5.26%

*Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 24

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

In a pretty strong period for stocks, we had some real standout performers. Green Mountain Coffee Roasters, the maker of the Keurig Coffee single-serving brewer and K-Cups, had the greatest absolute return—climbing 87% since we added it in early January.1 At that time, we thought there was a solid chance that Starbucks would agree to put their coffee into K-Cups. After a semi-public mating dance that created volatility in the stock price, the Portfolio struck gold on March 10 when the deal was announced, as this virtually ensures that no rival single-serve platform can get out of the starting gate. It helped our Starbucks shares as well.

Netflix continues to dazzle, rising 46%. Due to its large weight in the Portfolio, it was the largest contributor to relative performance. Chipotle Mexican Grill, Starbucks, and Priceline.com also all rose more than 40%.

However, there were some disappointments. Target fell 4% before we sold it towards the end of March. While we admire this innovative retailer, they have been wholly unable to engineer a sales rebound in the wake of the recession. We honestly scratch our heads as to the cause, but better to not own what you cannot understand.

On a relative basis, we were not as pleased with our performance in Energy, Materials, and Industrials. The issue wasn’t disappointing performance from our holdings. Rather, our stocks were a bit more defensive in a market that clearly favored stocks tied more closely to global growth or various commodity prices. Ecolab is a great example of a steady high-quality company that was nearly flat over the period while the Materials sector surged nearly 24%.

CALVERT EQUITY PORTFOLIO STATISTICS
March 31, 2011

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	17.8%
Consumer Staples	8.1%
Energy	10.4%
Financials	18.3%
Health Care	10.6%
Industrials	9.9%
Information Technology	22.5%
Limited Partnership Interest	0.1%
Materials	2.0%
Venture Capital	0.3%
Total	100%

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 26

Outlook

As April opened, there were plenty of issues which could stand in the way of continued upward movement in the stock market. Near civil war in Libya and the after-effects in Japan still headlined the news virtually every day. Inflation was quickening. A showdown loomed in Washington, where the lack of compromise could precipitate a fiscal crisis. Also, Europe’s peripheral economies couldn’t seem to put their fiscal woes behind them. It was enough to scare even the most level-headed investor.

Despite all that, we retain our constructive view on the U.S. stock market. We think it’s almost certain that the tragic events in Japan will not significantly impact the global economy. Although there will be supply chain disruptions that could dent some U.S. companies’ earnings, we expect the effect to be small and short-lived. The one connection between what’s unfolding in the Middle East and North Africa and our budding inflation concerns is oil prices. Overall, we are less worried about the higher prices we’re seeing for food than oil. However, we doubt inflation will prove a meaningful impediment to continued economic expansion or the stock market’s advance.

We believe the economy will continue to gather steam as the year rolls on. Corporate America is quite healthy and the industrial side of the economy is downright strong. Small businesses are slowly regaining their optimism. It will probably take a while for housing to strengthen, but we see employment registering solid and consistent results sooner rather than later. Consumers will be fine as long as oil doesn’t go meaningfully higher from here. All this adds up to solid, if unspectacular, growth, and that’s enough to support a continued rising stock market. This environment strikes us as favorable for the Portfolio’s continued success.

April 2011

1All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2011, the following companies represented the following percentages of the Portfolio’s net assets: Green Mountain Coffee Roasters 1.74%, Starbucks 2.01%, Netflix 4.79%, Chipotle Mexican Grill 1.56%, Priceline.com 1.88%, Target 0%, and Ecolab 1.93%. All portfolio holdings are subject to change without notice.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer - Equities
 of Calvert Investment Management, Inc.

Calvert Enhanced Equity Portfolio Class A shares (at NAV) returned a solid 14.68% for the six-month period ended March 31, 2011, but underperformed its benchmark, the Russell 1000 Index, which returned 18.13%. The Portfolio’s underperformance was due in equal measure to sector selection and stock selection.

CALVERT ENHANCED EQUITY PORTFOLIO
March 31, 2011
INVESTMENT PERFORMANCE
(total return at NAV*)

	6 Months	12 Months
	ended	ended
	3/31/11	3/31/11
Class A	14.68%	12.44%
Class B	13.85%	11.07%
Class C	14.11%	11.44%
Class I	14.96%	13.11%
Russell 1000 Index	18.13%	16.69%
Lipper Large-Cap
Core Funds
Average	16.30%	13.47%

	TEN LARGEST STOCK HOLDINGS	% of Net Assets
Investment Climate	Apple, Inc.	5.1%
Large-cap benchmarks such as the Standard & Poor’s 500 Index and the Russell 1000 Index were trumped by the small-cap Russell 2000 Index for the period, with returns of 17.31%, 18.13%, and 25.48%, respectively. Growth stocks slightly out- performed their value counterparts with the Russell 1000 Growth Index returning 18.16% versus 17.46% for the Russell 1000 Value Index. International benchmarks didn’t fare quite as well; the MSCI Europe, Australasia, Far East (MSCI EAFE) and MSCI Emerging Market Indices (MSCI EMI) returned 10.33% and 9.61%, respec- tively.	AT&T, Inc.	4.3%
	EnCana Corp.	3.5%
	NiSource, Inc.	3.2%
	JPMorgan Chase & Co.	2.9%
	W.W. Grainger, Inc.	2.9%
	American Financial Group, Inc.	2.8%
	Prudential Financial, Inc.	2.7%
	SEACOR Holdings, Inc.	2.5%
	Dell, Inc.	2.5%
	Total	32.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 28

CALVERT ENHANCED	Within the Russell 1000 Index, the Energy,
Materials, and Industrials sectors were
the top performers for the period, while
Consumer Staples and Utilities lagged the
most. This dampened performance of port-
folios that apply environmental, social, and
governance (ESG) criteria, which are most
restrictive in the Energy, Materials, and
Industrials sectors. However, in the short
term, we believe investor enthusiasm for
Energy may be momentum-driven, with the
current dynamics already reflected into valu-
ations. Therefore, we may see a reversal in
the Energy sector’s leadership in the coming
months.
Investors worldwide became more focused
on inflation as crude oil prices hit 20-month
highs and food prices also rose, causing
concerns about global economic growth—
especially in emerging economies, which rely more on commodity inputs for fast economic

EQUITY PORTFOLIO
March 31, 2011
% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	13.2%
Consumer Staples	5.9%
Energy	9.0%
Financials	14.3%
Health Care	12.6%
Industrials	14.6%
Information Technology	15.1%
Materials	4.1%
Telecommunication Services	4.4%
Utilities	6.8%
Total	100%

growth. China fought inflation with a series of measures, fueling concerns about slowing economic growth in that country. The European sovereign debt crisis continued too, as the cost to insure against sovereign default in Europe hit record highs during early 2011.

The Financials sector remained under the regulatory microscope. Then, insurance and reinsurance industries faced record catastrophic losses in the wake of the earthquake and tsunami in Japan. The tragedy affected other industries as well, due to just-in-time manufacturing and low inventories in the personal computer supply chain. The residential real estate market also remains under stress, with 20% more homes potentially going into foreclosure this year.

On a more positive note, investors were optimistic about the two-year extension of Bush-era income-tax cuts, a reduction in the payroll tax in 2011, and the Federal Reserve’s (Fed) plan to buy an additional $600 billion of Treasury securities under a new quantitative easing (QE2) program. Also, the U.S. labor market seemed to turn upward as the economy accelerated into 2011. Holiday temporary jobs rose compared with the previous year, indicating retailers’ expectations of year-over-year sales improvements for the 2010 holiday season. Indeed, “Black Friday” sales were up more than 9% versus 2009. Confidence also improved during the period, as consumers’ outlook on employment and the overall economy was at its highest level in seven years.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods. The results shown are for Classes A and B shares and reflect the deduction of Class A’s the maximum front-end sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.48%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 30

U.S. manufacturing data helped generate job growth and showed better-than-expected expansion. If we see healthy economic growth and substantial further improvements in the jobless rate over the next few months, we believe the Fed is likely to abandon its low interest-rate policy earlier than the market anticipates, which is currently the first half of 2012.

Portfolio Strategy

The Portfolio’s relative underperformance can largely be attributed to sector selection and stock selection.

Underweights to the top performing Energy and Materials sectors as well as a modest overweight to the relatively poorly performing Health Care sector were the leading sources of underperformance from sector selection. The Portfolio’s cash position also hurt relative performance as stock returns were far better than cash yields during the period.

Stock selection was particularly challenging in the Energy sector where some of the best performing stocks for the period do not meet Calvert’s ESG criteria and are thus not held in the Portfolio. In the Health Care sector, Amgen and Bristol-Myers Squibb underperformed. The Portfolio benefited from Calvert’s ESG-based exclusions in the Utilities sector as electric utilities with nuclear generating facilities fared poorly in the wake of the nuclear reactor emergencies in Japan. Stock selection was also strong in the Information Technology sector; our position in Apple was a top performer.

Outlook

Our long-term outlook for equity markets continues to be positive. We are optimistic about improving prospects for eco-

CALVERT ENHANCED EQUITY
PORTFOLIO STATISTICS
March 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	7.12%
Five year	-0.59%
Ten year	1.85%

CLASS B SHARES	(with max. load)
One year	6.07%
Five year	-0.96%
Ten year	1.25%

CLASS C SHARES	(with max. load)
One year	10.44%
Five year	-0.51%
Ten year	1.38%

CLASS I SHARES*
One year	13.11%
Five year	0.92%
Ten year	2.70%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 31

nomic recovery in the U.S. and are pleased to see consumers demonstrating the signs of recovery we were hoping for.

However, some estimate that another 10% to 20% increase in the price of oil may start to impede U.S. and global gross domestic product (GDP) growth. High gasoline prices are already dampening consumer confidence, although it hasn’t been enough yet to offset the improving employment picture and stock market advances. We still see potential for more geopolitical crises and for spikes in commodity prices and inflation to be negative catalysts for equity markets. However, we continue to expect a slow, gradual economic recovery. We also believe that the equity markets and global economy can successfully navigate any temporary setbacks.

One concern we have is the relative underperformance of emerging-market stocks. If this continues, emerging-market fund outflows may exacerbate that downward trend, especially given the relatively low liquidity in these markets. Also, equity valuations have had a strong run-up the last several months. Therefore, equity markets are likely to be vulnerable to a sell-off from negative news or further deterioration in geopolitical tensions once we’re past the earnings season.

We expect M&A activity to remain strong in 2011, a trend that should continue to benefit small- and medium-cap stocks. Under this scenario, we also believe that growth equities may underperform their value counterparts.

April 2011

As of March 31,2011, the following holdings represent the following percentages of Fund net assets: Amgen 2.05%, and Bristol-Myers Squibb 2.13%. All holdings are subject to change without notice.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 32

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
Money Market	10/1/10	3/31/11	10/1/10 - 3/31/11
Actual	$1,000.00	$1,000.05	$1.77
Hypothetical	$1,000.00	$1,023.16	$1.79
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of .35%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
Balanced	10/1/10	3/31/11	10/1/10 - 3/31/11
CLASS A
Actual	$1,000.00	$1,091.00	$6.35
Hypothetical	$1,000.00	$1,018.86	$6.13
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,085.40	$11.70
Hypothetical	$1,000.00	$1,013.71	$11.29
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,086.40	$10.85
Hypothetical	$1,000.00	$1,014.53	$10.48
(5% return per year before expenses)

class I
Actual	$1,000.00	$1,093.50	$3.76
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.22%, 2.25%, 2.09% and .72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
Bond	10/1/10	3/31/11	10/1/10 - 3/31/11
CLASS A
Actual	$1,000.00	$997.10	$5.66
Hypothetical	$1,000.00	$1,019.26	$5.73
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$991.90	$10.88
Hypothetical	$1,000.00	$1,014.01	$11.00
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$993.00	$9.63
Hypothetical	$1,000.00	$1,015.27	$9.74
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,000.10	$2.59
Hypothetical	$1,000.00	$1,022.34	$2.62
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$998.60	$4.24
Hypothetical	$1,000.00	$1,020.69	$4.29
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.14%, 2.19%, 1.94%, .52% and .85% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
EQUITY	10/1/10	3/31/11	10/1/10 - 3/31/11
CLASS A
Actual	$1,000.00	$1,175.40	$6.50
Hypothetical	$1,000.00	$1,018.96	$6.03
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,170.40	$11.33
Hypothetical	$1,000.00	$1,014.49	$10.52
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,170.90	$10.65
Hypothetical	$1,000.00	$1,015.12	$9.89
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,178.60	$3.64
Hypothetical	$1,000.00	$1,021.59	$3.38
(5% return per year before expenses)

CLASS Y
Actual	$1,000.00	$1,177.50	$4.78
Hypothetical	$1,000.00	$1,020.54	$4.43
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.20%, 2.09%, 1.97%, .67%, and .88% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 36

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
ENHANCED EQUITY	10/1/10	3/31/11	10/1/10 - 3/31/11
CLASS A
Actual	$1,000.00	$1,146.10	$7.23
Hypothetical	$1,000.00	$1,018.19	$6.80
(5% return per year before expenses)

CLASS B
Actual	$1,000.00	$1,138.50	$14.16
Hypothetical	$1,000.00	$1,011.69	$13.32
(5% return per year before expenses)

CLASS C
Actual	$1,000.00	$1,140.40	$12.03
Hypothetical	$1,000.00	$1,013.69	$11.32
(5% return per year before expenses)

CLASS I
Actual	$1,000.00	$1,149.60	$4.27
Hypothetical	$1,000.00	$1,020.96	$4.02
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.35%, 2.66%, 2.26% and .80% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

U.S. GOVERNMENT AGENCIES	PRINCIPAL
AND INSTRUMENTALITIES - 4.9%	AMOUNT	VALUE
Fannie Mae Discount Notes, 5/4/11	$2,000,000	$1,999,487
Federal Home Loan Bank:
0.35%, 4/1/11	1,000,000	1,000,000
0.70%, 4/18/11	2,000,000	2,000,131
0.80%, 5/6/11	2,000,000	2,000,464

Total U.S. Government Agencies and Instrumentalities
(Cost $7,000,082)		7,000,082

DEPOSITORY RECEIPTS FOR U.S. GOVERNMENT
GUARANTEED LOANS - 0.1%
Colson Services Corporation Loan Sets:
2.125%, 5/29/12 (c)(h)(r)	51,551	51,551
2.00%, 8/10/12 (c)(h)(r)	63,237	63,298

Total Depository Receipts For U.S. Government
Guaranteed Loans (Cost $114,849)		114,849

VARIABLE RATE DEMAND NOTES - 87.2%
2880 Stevens Creek LLC, 0.32%, 11/1/33,
LOC: Bank of the West (r)	2,020,000	2,020,000
Akron Hardware Consultants, Inc., 0.60%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,459,000	1,459,000
Bayfront Regional Development Corp., 0.27%, 11/1/27,
LOC: PNC Bank (r)	4,700,000	4,700,000
Blount County Tennessee Public Building Authority Revenue,
0.25%, 6/1/26, LOC: KBC Bank (r)	5,000,000	5,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
0.35%, 6/1/22, LOC: Comerica Bank (r)	2,115,000	2,115,000
Butler County Alabama IDA Revenue, 0.95%, 3/1/12,
LOC: Whitney National Bank, C/LOC: FHLB (r)	320,000	320,000
California Statewide Communities Development Authority
MFH Revenue:
0.36%, 11/1/31, LOC: U.S. Bank (r)	1,300,000	1,300,000
0.25%, 3/15/34, CEI: Fannie Mae (r)	2,250,000	2,250,000
CIDC-Hudson House LLC New York Revenue, 0.80%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	385,000	385,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 38

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
Florida State Housing Finance Corp. MFH Revenue:
Series B, 0.38%, 10/15/32, CEI: Fannie Mae (r)	$2,400,000	$2,400,000
Series J-1, 0.26%, 10/15/32, CEI: Fannie Mae,
U.S. Government Insured (r)	2,030,000	2,030,000
Series J-2, 0.38%, 10/15/32, CEI: Fannie Mae (r)	1,630,000	1,630,000
Series N-2, 0.34%, 11/1/32, CEI: Freddie Mac (r)	450,000	450,000
HBPWH Building Co., 0.36%, 11/1/22, LOC: Wells Fargo Bank (r)	750,000	750,000
HHH Investment Co., 0.32%, 7/1/29, LOC: Bank of the West (r)	2,030,000	2,030,000
Hills City Iowa Health Facilities Revenue, 0.21%, 8/1/35,
LOC: U.S. Bank (r)	4,225,000	4,225,000
Illinois State Toll Highway Authority Revenue, 0.19%, 7/1/30,
LOC: Northern Trust Co. (r)	5,500,000	5,500,000
Kaneville Road Joint Venture, Inc., 0.36%, 11/1/32,
LOC: First American Bank, C/LOC: FHLB (r)	6,475,000	6,475,000
Kansas State Development Finance Authority MFH Revenue,
0.25%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.58%, 1/1/50, LOC: Fifth Third Bank (r)	1,000,000	1,000,000
Main & Walton Development Co., 0.39%, 9/1/26,
LOC: Sovereign Bank, C/LOC: FHLB (r)	500,000	500,000
Milpitas California MFH Revenue, 0.23%, 8/15/33,
CEI: Fannie Mae (r)	2,000,000	2,000,000
Missouri State Health & Educational Facilities Authority Revenue:
0.23%, 11/1/32, LOC: Bank of America (r)	3,500,000	3,500,000
0.23%, 12/1/35, LOC: Commerce Bank (r)	2,800,000	2,800,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 0.36%, 5/1/25, LOC: FHLB (r)	2,670,000	2,670,000
Ness Family Partners LP, 0.36%, 9/1/34, LOC: Bank of the West (r)	400,000	400,000
New York City GO, 0.24%, 1/1/36, LOC: Dexia Credit Local (r)	5,070,000	5,070,000
New York City Housing Development Corp. MFH Mortgage
Revenue, 0.23%, 5/15/39, CEI: Fannie Mae (r)	935,000	935,000
New York City Housing Development Corp. MFH Revenue:
0.24%, 11/15/31, CEI: Fannie Mae (r)	1,450,000	1,450,000
0.24%, 11/15/35, CEI: Fannie Mae (r)	1,495,000	1,495,000
0.24%, 12/1/35, CEI: Freddie Mac (r)	10,760,000	10,760,000
0.25%, 11/15/37, CEI: Fannie Mae (r)	5,115,000	5,115,000
0.23%, 11/1/38, CEI: Freddie Mac (r)	6,400,000	6,400,000
New York City IDA Revenue, 0.33%, 2/1/35,
LOC: M&T Trust Co. (r)	500,000	500,000
New York State MMC Corp. Revenue, 0.80%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	3,430,000	3,430,000
Osprey Properties Company, LLC, 0.28%, 6/1/27,
LOC: Wells Fargo Bank (r)	3,600,000	3,600,000
Peoploungers, Inc., 0.45%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	1,780,000	1,780,000
Portage Indiana Industrial Pollution Control Revenue, 0.65%, 5/1/18,
LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Rathbone LLC, 0.40%, 1/1/38, LOC: Comerica Bank (r)	3,460,000	3,460,000
Shawnee Kansas Private Activity Revenue, 0.65%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	1,575,000	1,575,000
Spencer County Indiana Industrial Pollution Control Revenue,
0.65%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	1,500,000	1,500,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 39

	PRINCIPAL
VARIABLE RATE DEMAND NOTES - CONT’D	AMOUNT	VALUE
St. Joseph County Indiana Economic Development Revenue,
1.74%, 6/1/27, LOC: FHLB (r)	$275,000	$275,000
Utah State Housing Corp. MFH Revenue, 0.27%, 4/1/42,
LOC: Freddie Mac (r)	3,125,000	3,125,000
Utah State Housing Corp. Single Family Revenue, 0.25%, 7/1/36,
CEI: Fannie Mae & Freddie Mac (r)	3,072,000	3,072,000
Virginia Commonwealth University Health System Revenue,
0.20%, 7/1/37, LOC: Branch Bank & Trust (r)	2,000,000	2,000,000
Washington State MFH Finance Commission Revenue:
0.30%, 6/15/32, CEI: Fannie Mae (r)	740,000	740,000
0.30%, 7/15/32, CEI: Fannie Mae (r)	680,000	680,000
0.25%, 7/15/34, CEI: Fannie Mae (r)	1,470,000	1,470,000
0.25%, 5/1/37, CEI: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $123,241,000)		123,241,000

U.S. TREASURY - 2.8%
United States Treasury Notes:
0.875%, 5/31/11	2,000,000	2,002,119
1.00%, 9/30/11	2,000,000	2,008,372

Total U.S. Treasury (Cost $4,010,491)		4,010,491

TOTAL INVESTMENTS (Cost $134,366,422) - 95.0%		134,366,422
Other assets and liabilities, net - 5.0%		7,016,290
NET ASSETS - 100%		$141,382,712

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 40

BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

EQUITY SECURITIES - 59.9%	shares	value
Aerospace & Defense - 0.6%
BE Aerospace, Inc.*	51,255	$1,821,090
Rockwell Collins, Inc.	16,955	1,099,193
		2,920,283

Air Freight & Logistics - 0.6%
FedEx Corp	15,132	1,415,598
United Parcel Service, Inc., Class B	21,840	1,623,149
		3,038,747

Beverages - 0.3%
PepsiCo, Inc	21,265	1,369,679

Biotechnology - 0.5%
Amgen, Inc.*	20,110	1,074,879
Gilead Sciences, Inc.*	35,015	1,486,037
		2,560,916

Capital Markets - 2.8%
BlackRock, Inc	22,000	4,422,220
Federated Investors, Inc., Class B	12,690	339,458
Franklin Resources, Inc	43,300	5,415,964
Goldman Sachs Group, Inc	6,105	967,459
SEI Investments Co.	14,415	344,230
T. Rowe Price Group, Inc	29,759	1,976,593
		13,465,924

Chemicals - 2.2%
Ecolab, Inc.	98,800	5,040,776
Praxair, Inc	54,800	5,567,680
		10,608,456

Commercial Banks - 1.1%
US Bancorp	197,200	5,211,996

Communications Equipment - 0.5%
Cisco Systems, Inc.*	59,270	1,016,481
QUALCOMM, Inc.	30,040	1,647,093
		2,663,574

Computers & Peripherals - 3.8%
Apple, Inc.*	22,005	7,667,642
EMC Corp.*	362,679	9,629,128
Western Digital Corp.*	37,970	1,415,901
		18,712,671

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 41

EQUITY SECURITIES - CONT’D	shares	value
Consumer Finance - 1.6%
American Express Co.	38,610	$1,745,172
Capital One Financial Corp	119,800	6,224,808
		7,969,980

Diversified Financial Services - 2.6%
Bank of America Corp.	91,272	1,216,656
First Republic Preferred Capital Corp., Preferred (e)	500	512,500
IntercontinentalExchange, Inc.*	23,700	2,927,898
JPMorgan Chase & Co.	147,580	6,803,438
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	350,000
Trust II, Preferred (b)(e)	500,000	350,000
Trust III, Preferred (b)(e)	500,000	350,000
Trust IV, Preferred (b)(e)	500,000	350,000
		12,860,492

Diversified Telecommunication Services - 0.3%
AT&T, Inc.	49,560	1,516,536

Electronic Equipment & Instruments - 0.6%
Amphenol Corp.	25,990	1,413,596
Jabil Circuit, Inc.	77,315	1,579,545
		2,993,141

Energy Equipment & Services - 3.4%
Cameron International Corp.*	141,600	8,085,360
FMC Technologies, Inc.*	87,200	8,238,656
		16,324,016

Food & Staples Retailing - 1.3%
Costco Wholesale Corp	14,295	1,048,109
Walgreen Co.	132,000	5,298,480
		6,346,589

Food Products - 1.8%
General Mills, Inc.	33,200	1,213,460
Hershey Co.	102,800	5,587,180
Kellogg Co.	16,040	865,839
McCormick & Co., Inc.	19,795	946,795
		8,613,274

Gas Utilities - 1.7%
Oneok, Inc. (s)	119,900	8,018,912

Health Care Equipment & Supplies - 3.4%
DENTSPLY International, Inc.	35,125	1,299,274
Hologic, Inc.*	107,175	2,379,285
Intuitive Surgical, Inc.*	15,250	5,085,265
Medtronic, Inc.	35,256	1,387,323
St. Jude Medical, Inc.	122,000	6,253,720
		16,404,867

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 42

EQUITY SECURITIES - CONT’D	shares	value
Health Care Providers & Services - 4.1%
CIGNA Corp	125,600	$5,561,568
Express Scripts, Inc.*	137,595	7,651,658
Laboratory Corp. of America Holdings*	48,400	4,459,092
Lincare Holdings, Inc.	51,415	1,524,969
Quest Diagnostics, Inc.	11,189	645,829
		19,843,116

Hotels, Restaurants & Leisure - 1.2%
Darden Restaurants, Inc	119,900	5,890,687

Household Products - 0.2%
Procter & Gamble Co	18,475	1,138,060

Insurance - 1.4%
Aflac, Inc.	126,240	6,662,947

Internet & Catalog Retail - 1.2%
Amazon.com, Inc.*	32,350	5,827,206

Internet Software & Services - 0.4%
Akamai Technologies, Inc.*	12,779	485,602
Google, Inc.*	2,465	1,445,008
		1,930,610

IT Services - 1.6%
International Business Machines Corp.	9,950	1,622,547
Teradata Corp.*	119,000	6,033,300
		7,655,847

Life Sciences - Tools & Services - 1.4%
Waters Corp.*	76,301	6,630,557

Machinery - 3.9%
Cummins, Inc	57,500	6,303,150
Danaher Corp.	92,300	4,790,370
Deere & Co.	74,900	7,257,061
Graco, Inc.	15,025	683,487
		19,034,068

Multiline Retail - 1.4%
Nordstrom, Inc.	126,000	5,654,880
Target Corp.	23,080	1,154,231
		6,809,111

Oil, Gas & Consumable Fuels - 1.2%
EQT Corp.	93,500	4,665,650
Plains Exploration & Production Co.*	35,125	1,272,579
		5,938,229

Personal Products - 1.0%
Estee Lauder Co.’s, Inc.	52,200	5,029,992

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

EQUITY SECURITIES - CONT’D	shares	value
Professional Services - 0.3%
Manpower, Inc	22,191	$1,395,370

Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	62,536	1,261,351
Lam Research Corp.*	103,800	5,881,308
NVIDIA Corp.*	59,280	1,094,309
Texas Instruments, Inc	154,300	5,332,608
		13,569,576

Software - 3.1%
Adobe Systems, Inc.*	205,030	6,798,795
Citrix Systems, Inc.*	23,250	1,707,945
Microsoft Corp.	262,030	6,645,081
		15,151,821

Specialty Retail - 1.8%
Advance Auto Parts, Inc	87,100	5,715,502
Best Buy Co., Inc	31,645	908,844
Home Depot, Inc.	43,190	1,600,621
Staples, Inc	33,200	644,744
		8,869,711

Textiles, Apparel & Luxury Goods - 0.3%
Nike, Inc., Class B	22,515	1,704,386

Trading Companies & Distributors - 1.1%
W.W. Grainger, Inc	40,700	5,603,576

Venture Capital - 1.2%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	31,410
Series C, Preferred (b)(i)*	117,647	22,681
Series H, Preferred (b)(i)*	4,647,053	256,178
Allos Therapeutics, Inc.*	42,819	135,736
CFBanc Corp. (b)(i)*	27,000	280,521
Community Bank of the Bay*	4,000	10,400
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1, Preferred (b)(i)*	420,683	-
Series B, Preferred (b)(i)*	348,940	-
Series C, Preferred (b)(i)*	601,710	132,376
Distributed Energy Systems Corp.*	14,937	127
Environmental Private Equity Fund II, Liquidating Trust LP (b)(i)*	200,000	16,679
Evergreen Solar, Inc.*	11,000	14,850
Neighborhood Bancorp (b)(i)*	10,000	100,000
Seventh Generation, Inc. (b)(i)*	200,295	3,028,651
SmarThinking, Inc.:
Series 1-A, Convertible Preferred (b)(i)	104,297	387,429
Series 1-B, Convertible Preferred (b)(i)	163,588	201,383
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/31/15) (b)(i)*	11,920	14,555

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 44

EQUITY SECURITIES - CONT’D	shares	value
Venture Capital - Cont’d
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	32,726	-
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	$1,059,108
Series E, Preferred (b)(i)*	129,089	287,110
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		5,979,195

Wireless Telecommunication Services - 1.2%
NII Holdings, Inc.*	135,200	5,633,784

Total Equity Securities (Cost $231,062,341)		291,897,902

	ADJUSTED
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.4%	BASIS
Angels With Attitude I LLC (a)(b)(i)*	$200,000	76,451
Coastal Venture Partners (b)(i)*	100,976	79,709
Common Capital (b)(i)*	445,605	214,929
First Analysis Private Equity Fund IV (b)(i)*	497,892	801,957
GEEMF Partners (a)(b)(i)*	-	73,184
Global Environment Emerging Markets Fund (b)(i)*	-	261,581
Infrastructure and Environmental Private Equity Fund III (b)(i)*	156,083	60,156
Labrador Ventures III (b)(i)*	360,875	43,805
Labrador Ventures IV (b)(i)*	900,510	43,853
New Markets Growth Fund LLC (b)(i)*	225,646	129,848
Solstice Capital (b)(i)*	335,460	255,632
Venture Strategy Partners (b)(i)*	187,205	7,947

Total Venture Capital Limited Partnership
Interest (Cost $3,410,252)		2,049,052

	PRINCIPAL
VENTURE CAPITAL DEBT OBLIGATIONS - 0.4%	AMOUNT
Access Bank plc, 8.477%, 8/29/12 (b)(i)	375,000	390,331
KDM Development Corp., 6.00%, 6/30/19 (b)(i)(j)	600,000	552,501
Lumni, Inc., 6.00%, 10/5/15 (b)(i)	100,000	100,000
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,075,000)		2,042,832

ASSET-BACKED SECURITIES - 0.4%
ACLC Business Loan Receivables Trust, 0.905%, 10/15/21 (e)(r)	24,196	23,982
AmeriCredit Automobile Receivables Trust, 2.26%, 5/15/12	63,217	63,406
CPS Auto Trust, 6.48%, 7/15/13 (e)	864,056	892,388
Enterprise Mortgage Acceptance Co. LLC, 7.449%, 1/15/27 (e)(r)	1,090,947	676,387

Total Asset-Backed Securities (Cost $1,568,791)		1,656,163

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

COLLATERALIZED MORTGAGE-BACKED	PRINCIPAL
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.6%	AMOUNT	VALUE
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	$379,242	$382,707
Impac CMB Trust, 0.79%, 5/25/35 (r)	1,139,330	890,678
JP Morgan Mortgage Trust, 5.279%, 7/25/35 (r)	179,938	175,358
Merrill Lynch Mortgage Investors, Inc., 2.669%, 12/25/35 (r)	265,883	263,675
WaMu Mortgage Pass Through Certificates, 2.725%, 10/25/35 (r)	1,500,000	1,239,928

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $3,050,542)		2,952,346

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.6%
Banc of America Commercial Mortgage, Inc., 4.576%, 7/10/42	1,000,000	1,007,422
JP Morgan Chase Commercial Mortgage Securities Corp.,
6.162%, 5/12/34	4,500,000	4,636,230
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	1,000,000	1,010,117
Salomon Brothers Mortgage Securities VII, Inc., 4.467%, 3/18/36	1,205,645	1,228,204

Total Commercial Mortgage-Backed Securities (Cost $7,976,349)		7,881,973

CORPORATE BONDS - 18.0%
Achmea Hypotheekbank NV, 0.661%, 11/3/14 (e)(r)	1,125,000	1,125,006
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
Ally Financial, Inc., 4.50%, 2/11/14	500,000	498,750
American Express Bank FSB, 0.378%, 5/29/12 (r)	2,000,000	1,993,500
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,235,029
Amphenol Corp., 4.75%, 11/15/14	1,000,000	1,068,519
ANZ National International Ltd., 1.309%, 12/20/13 (e)(r)	1,500,000	1,500,017
APL Ltd., 8.00%, 1/15/24 (b)	550,000	494,208
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	750,000	686,905
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	1,000,000	925,558
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	-
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,440,000	2,341,497
Australia & New Zealand Banking Group Ltd., 0.603%, 10/21/11 (e)(r) 500,000		500,826
BAC Capital Trust XV, 1.111%, 6/1/56 (r)	1,500,000	1,046,507
Bank of America Corp., 1.723%, 1/30/14 (r)	750,000	760,324
Bank of Nova Scotia, 2.90%, 3/29/16	1,000,000	994,225
Barclays Bank plc, 5.00%, 9/22/16	1,000,000	1,061,446
Barnett Capital III, 0.929%, 2/1/27 (r)	500,000	385,012
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	310,102	303,900
Beckman Coulter, Inc., 6.00%, 6/1/15	2,548,000	2,787,528
Charter One Bank, 5.50%, 4/26/11	500,000	501,220
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	1,500,000	1,500,516
Crown Castle Towers LLC, 4.883%, 8/15/20 (e)	1,500,000	1,498,125
CVS Pass-Through Trust:
6.036%, 12/10/28	1,340,674	1,399,418
7.507%, 1/10/32 (e)	734,495	842,421
Dell, Inc., 0.91%, 4/1/14 (r)	1,000,000	1,002,104
Deutsche Bank AG, 0.953%, 1/18/13 (r)	3,000,000	3,010,350
Discover Bank, 8.70%, 11/18/19	750,000	895,734
DISH DBS Corp., 6.375%, 10/1/11	500,000	510,000
Dun & Bradstreet Corp., 2.875%, 11/15/15	1,000,000	979,606

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 46

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	$2,500,000	$2,593,750
Fifth Third Bank, 0.424%, 5/17/13 (r)	1,500,000	1,470,853
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	1,000,000	761,094
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,000,000	946,010
GameStop Corp., 8.00%, 10/1/12	589,000	600,044
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	2,000,000	615,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	1,500,000	15,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,546,676
Goldman Sachs Group, Inc.:
1.311%, 2/7/14 (r)	500,000	502,697
5.125%, 1/15/15	650,000	694,264
6.15%, 4/1/18	500,000	540,548
Great River Energy, 5.829%, 7/1/17 (e)	324,568	353,480
HCP, Inc., 5.95%, 9/15/11	1,129,000	1,155,132
Hertz Corp., 6.75%, 4/15/19 (e)	500,000	495,000
ING Bank NV, 4.00%, 3/15/16 (e)	1,000,000	997,953
JPMorgan Chase & Co., 0.559%, 12/26/12 (r)	500,000	502,453
JPMorgan Chase Bank, 0.64%, 6/13/16 (r)	1,000,000	946,221
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	750,000	620,779
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	750,000	777,188
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,000,000	1,879,620
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	14,755
8.30%, 12/1/37 (e)(m)*	6,130,000	53,331
8.45%, 12/1/49 (e)(m)*	2,560,000	22,272
Masco Corp., 7.125%, 3/15/20	900,000	930,375
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	1,000,000	849,000
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National Semiconductor Corp., 3.95%, 4/15/15	1,000,000	1,018,808
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,027,320
Nordea Bank AB, 4.875%, 1/14/21 (e)	150,000	152,597
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,259,608
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	1,580,000	1,578,025
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,100,000	-
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	935,563
Pacific Pilot Funding Ltd., 1.053%, 10/20/16 (e)(r)	875,698	805,936
Pioneer Natural Resources Co.:
5.875%, 7/15/16	945,000	992,250
7.20%, 1/15/28	700,000	724,500
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	564,320
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,145,000	1,060,568
Salvation Army, 5.46%, 9/1/16	160,000	172,054
SBA Tower Trust, 4.254%, 4/15/40 (e)	1,000,000	1,049,284
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	364,420
St. Jude Medical, Inc., 2.50%, 1/15/16	1,000,000	983,299
SunTrust Bank:
0.424%, 5/21/12 (r)	1,500,000	1,496,752
0.603%, 8/24/15 (r)	500,000	472,328
Svenska Handelsbanken AB, 1.31%, 9/14/12 (e)(r)	1,500,000	1,512,884

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 47

PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
TD Ameritrade Holding Corp., 4.15%, 12/1/14	$500,000	$520,971
Telefonica Emisiones SAU, 3.992%, 2/16/16	1,000,000	1,002,874
Time Warner, Inc., 6.25%, 3/29/41	500,000	494,644
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	1,318,900
2/15/45 (b)(e)	25,727,304	3,922,642
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,500,000	1,525,573
Volkswagen International Finance NV, 0.917%, 4/1/14 (e)(r)	1,500,000	1,498,808
Wachovia Capital Trust III, 5.57% to 3/15/11, floating
rate thereafter to 3/29/49 (r)	2,000,000	1,835,000
Western Express, Inc., 12.50%, 4/15/15 (e)	500,000	486,250
Willis Group Holdings plc, 4.125%, 3/15/16	1,000,000	991,575
Wm. Wrigley Jr. Co., 1.684%, 6/28/11 (e)(r)	2,000,000	2,000,837
Yara International ASA, 7.875%, 6/11/19 (e)	500,000	602,928

Total Corporate Bonds (Cost $102,751,025)		87,611,264

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 2.3%
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	1,250,000	1,000,000
7.30%, 10/14/49 (e)	1,500,000	1,334,308
Fannie Mae, 1.25%, 6/22/12	6,000,000	6,059,115
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	1,861,889	1,856,582
Private Export Funding Corp., 3.05%, 10/15/14	500,000	518,078
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	250,000	252,782
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	300,000	201,000

Total U.S. Government Agencies and Instrumentalities
(Cost $11,167,849)		11,221,865

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32 (b)	844,048	46,698
Total U.S. Government Agency Mortgage-Backed
Securities (Cost $103,397)		46,698

MUNICIPAL OBLIGATIONS - 4.8%
California Statewide Communities Development Authority Revenue
Bonds, 5.01%, 8/1/15	635,000	640,937
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	635,000	622,478
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	1,000,000	963,640
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	660,000	606,038
Malibu California Integrated Water Quality Improvement
COPs, 5.39%, 7/1/16	1,130,000	1,209,168
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	894,054
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	71,080
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	750,000	681,113

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 48

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	$1,375,000	$1,372,938
5.263%, 9/1/16	640,000	634,931
5.383%, 9/1/16	3,000,000	3,054,660
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	714,188
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,044,600
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	500,000	502,200
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,040,000	1,043,203
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,721,121
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	765,960
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,615,924
Santa Fe Springs California Community Development Commission Tax
Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,427,595
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,286,850
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.125%, 9/1/20	665,000	607,750
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%,
9/1/27 (e)	1,500,000	1,502,715
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	551,959

Total Municipal Obligations (Cost $27,542,904)		23,535,102

HIGH SOCIAL IMPACT INVESTMENTS - 0.9%
Calvert Social Investment Foundation Notes, 1.17%, 7/1/13 (b)(i)(r)	4,266,666	4,232,277

Total High Social Impact Investments (Cost $4,266,666)		4,232,277

U.S. TREASURY - 5.2%
United States Treasury Bonds:
3.875%, 8/15/40	5,845,000	5,229,448
4.25%, 11/15/40	6,770,000	6,472,755
4.75%, 2/15/41	8,100,000	8,418,938
United States Treasury Notes:
2.125%, 2/29/16	450,000	448,523
3.625%, 2/15/21	4,815,000	4,884,216

Total U.S. Treasury (Cost $25,575,462)		25,453,880

TOTAL INVESTMENTS (Cost $420,550,578) - 94.5%		460,581,354
Other assets and liabilities, net - 5.5%		26,671,341
NET ASSETS - 100%		$487,252,695

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 49

			UNDERLYING	UNREALIZED
	# OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
30 Year U.S. Treasury Bonds	4	6/11	$480,750	$875

Sold:
2 Year U.S. Treasury Notes	504	6/11	$109,935,000	($59,381)
5 Year U.S. Treasury Notes	34	6/11	3,970,828	25,790
Total Sold				($33,591)

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 50

BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

	PRINCIPAL
Asset-BACKED SECURITIES - 2.3%	AMOUNT	VALUE
ACLC Business Loan Receivables Trust, 0.905%, 10/15/21 (e)(r)	$24,196	$23,982
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	177,006	177,537
5.21%, 9/6/13	4,272,541	4,342,597
0.31%, 12/6/13 (r)	3,315,555	3,313,923
Bear Stearns Asset Backed Securities Trust, 0.47%, 12/25/35 (r)	1,351,244	1,314,504
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	1,143,829	1,153,508
Countrywide Asset-Backed Certificates, 0.67%, 2/25/36 (r)	350,000	318,274
CPS Auto Trust:
6.48%, 7/15/13 (e)	4,320,278	4,461,937
5.60%, 1/15/14 (e)	1,488,067	1,520,691
Enterprise Mortgage Acceptance Co. LLC, 7.449%, 1/15/27 (e)(r)	2,909,191	1,803,698
Fifth Third Auto Trust, 4.81%, 1/15/13	1,211,842	1,225,767

Total Asset-Backed Securities (Cost $19,402,519)		19,656,418

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 2.0%
Citicorp Mortgage Securities, Inc., 0.078%, 10/25/33 (r)	64,700,441	172,724
Countrywide Alternative Loan Trust, 4.968%, 7/25/35 (r)	1,740,311	1,721,973
CS First Boston Mortgage Securities Corp.:
2.785%, 12/25/33 (r)	639,385	181,242
5.25%, 12/25/35	925,904	921,831
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	3,792,420	3,827,068
Impac CMB Trust:
0.79%, 5/25/35 (r)	2,278,660	1,781,356
0.57%, 8/25/35 (r)	688,697	525,467
JP Morgan Mortgage Trust:
3.006%, 7/25/35 (r)	453,152	442,995
5.279%, 7/25/35 (r)	899,690	876,791
Merrill Lynch Mortgage Investors, Inc., 2.669%, 12/25/35 (r)	974,904	966,806
Structured Asset Mortgage Investments, Inc., 0.44%, 9/25/47 (r)	689,106	411,299
WaMu Mortgage Pass Through Certificates, 2.725%, 10/25/35 (r)	6,000,000	4,959,712
Wells Fargo Mortgage Backed Securities Trust:
Class 1A10, 0.193%, 10/25/36	41,300,264	115,248
Class 1A9, 0.193%, 10/25/36	100,000,000	301,190

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $17,575,539)		17,205,702

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 51

	PRINCIPAL
COMMERICAL MORTGAGE-BACKED SECURITIES - 4.2%	AMOUNT	VALUE
Banc of America Commercial Mortgage, Inc.:
6.186%, 6/11/35	$1,859,708	$1,905,910
4.576%, 7/10/42	2,500,000	2,518,555
Bank of America-First Union NB Commercial Mortgage:
5.464%, 4/11/37	1,212,462	1,220,845
5.761%, 4/11/37	2,000,000	1,971,563
Bear Stearns Commercial Mortgage Securities, 6.46%, 10/15/36	3,465,564	3,571,426
First Union National Bank Commercial Mortgage, 6.141%, 2/12/34	2,553,559	2,625,976
JP Morgan Chase Commercial Mortgage Securities Corp.:
6.162%, 5/12/34	9,000,000	9,272,461
6.429%, 4/15/35	841,265	846,293
5.857%, 10/12/35	4,924,629	4,940,211
Morgan Stanley Dean Witter Capital I, 6.55%, 7/15/33	2,000,000	2,020,234
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	570,029	570,143
Salomon Brothers Mortgage Securities VII, Inc., 4.467%, 3/18/36	3,014,113	3,070,510
Wachovia Bank Commercial Mortgage Trust, 6.287%, 4/15/34	1,000,000	1,032,422

Total Commercial Mortgage-Backed Securities (Cost $36,062,519)		35,566,549

CORPORATE BONDS - 50.2%
Achmea Hypotheekbank NV, 0.661%, 11/3/14 (e)(r)	3,000,000	3,000,016
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	481,681	-
15.36%, 12/1/10 (b)(r)(x)*	207,840	-
Ally Financial, Inc., 4.50%, 2/11/14	2,500,000	2,493,750
American Express Bank FSB, 0.378%, 5/29/12 (r)	6,500,000	6,478,874
American Honda Finance Corp., 1.059%, 6/20/11 (e)(r)	5,000,000	5,004,277
American National Red Cross:
5.392%, 11/15/12	2,000,000	2,015,260
5.567%, 11/15/17	1,500,000	1,436,550
American Tower Corp., 4.50%, 1/15/18	1,500,000	1,469,773
Amphenol Corp., 4.75%, 11/15/14	2,000,000	2,137,038
Analog Devices, Inc., 3.00%, 4/15/16	1,000,000	995,571
ANZ National International Ltd.:
0.491%, 8/5/11 (e)(r)	500,000	500,198
1.309%, 12/20/13 (e)(r)	2,000,000	2,000,022
APL Ltd., 8.00%, 1/15/24 (b)	2,685,000	2,412,634
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	3,000,000	2,747,620
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	2,500,000	2,313,894
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	-
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	2,820,000	2,841,432
Australia & New Zealand Banking Group Ltd., 0.603%,
10/21/11 (e)(r)	4,000,000	4,006,608
BAC Capital Trust XV, 1.111%, 6/1/56 (r)	16,150,000	11,267,391
Bank of America Corp., 5.875%, 1/5/21	960,000	999,883
Bank of Montreal, 2.625%, 1/25/16 (e)	4,930,000	4,874,798
Bank of Nova Scotia:
1.65%, 10/29/15 (e)	2,000,000	1,912,775
2.90%, 3/29/16	5,000,000	4,971,125
4.375%, 1/13/21	5,000,000	4,981,362

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 52

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Barclays Bank plc:
2.50%, 9/21/15 (e)	$1,000,000	$971,892
5.00%, 9/22/16	2,500,000	2,653,615
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	1,984,654	1,944,961
Beckman Coulter, Inc., 6.00%, 6/1/15	6,000,000	6,564,037
Bemis Co., Inc., 6.80%, 8/1/19	500,000	567,842
Canadian Imperial Bank of Commerce, 2.75%, 1/27/16 (e)	2,000,000	1,987,137
Capital One Bank, 8.80%, 7/15/19	1,500,000	1,875,194
Charter One Bank, 5.50%, 4/26/11	4,000,000	4,009,757
Con-way, Inc., 7.25%, 1/15/18	1,500,000	1,627,126
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
4.20%, 5/13/14 (e)	2,000,000	2,114,262
Corn Products International, Inc., 4.625%, 11/1/20	2,000,000	1,968,517
Credit Suisse USA, Inc., 0.514%, 8/16/11 (r)	5,000,000	5,001,721
Crown Castle Towers LLC, 4.883%, 8/15/20 (e)	3,000,000	2,996,250
CVS Caremark Corp., 6.125%, 8/15/16	1,642,000	1,846,197
CVS Pass-Through Trust:
5.789%, 1/10/26 (e)	794,351	823,087
6.036%, 12/10/28	2,681,348	2,798,836
6.943%, 1/10/30	3,261,862	3,552,690
8.353%, 7/10/31 (e)	971,328	1,144,051
7.507%, 1/10/32 (e)	3,060,394	3,510,088
Dell, Inc., 0.91%, 4/1/14 (r)	3,000,000	3,006,312
Delta Air Lines Pass Through Trust, 6.75%, 5/23/17	1,500,000	1,451,250
Deutsche Bank AG, 0.953%, 1/18/13 (r)	6,000,000	6,020,700
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	1,000,000	910,000
Discover Bank, 8.70%, 11/18/19	4,000,000	4,777,248
DISH DBS Corp., 6.375%, 10/1/11	1,500,000	1,530,000
DnB NOR Boligkreditt AS, 2.10%, 10/14/16 (e)	3,000,000	2,879,685
Dun & Bradstreet Corp., 2.875%, 11/15/15	2,890,000	2,831,062
Enterprise Products Operating LLC:
7.625%, 2/15/12	2,000,000	2,114,730
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	13,305,000	13,803,937
Fifth Third Bank, 0.424%, 5/17/13 (r)	4,000,000	3,922,274
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,076,326
Fleet Capital Trust V, 1.309%, 12/18/28 (r)	3,000,000	2,283,281
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	3,311,035
GameStop Corp., 8.00%, 10/1/12	1,767,000	1,800,131
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	8,000,000	2,460,000
3.046%, 4/20/10 (e)(r)(y)*	4,000,000	1,220,000
3.226%, 1/21/11 (e)(r)(y)*	500,000	145,000
6.375%, 9/25/12 (e)(y)*	2,000,000	610,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	750,000	7,500
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	4,070,200
Goldman Sachs Group, Inc.:
0.562%, 11/9/11 (r)	6,000,000	6,011,772
6.00%, 5/1/14	1,200,000	1,315,944
3.625%, 2/7/16	3,000,000	2,969,608
6.15%, 4/1/18	3,500,000	3,783,836
6.00%, 6/15/20	1,000,000	1,053,933
6.75%, 10/1/37	3,000,000	2,992,570

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 53

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Great River Energy, 5.829%, 7/1/17 (e)	$2,596,541	$2,827,838
HCP, Inc., 5.95%, 9/15/11	1,000,000	1,023,146
Hertz Corp., 6.75%, 4/15/19 (e)	2,000,000	1,980,000
Hewlett-Packard Co., 1.361%, 5/27/11 (r)	7,000,000	7,010,988
Home Depot, Inc., 5.95%, 4/1/41	1,950,000	1,941,824
ING Bank NV, 4.00%, 3/15/16 (e)	4,000,000	3,991,814
International Business Machines Corp., 0.351%, 11/4/11 (r)	1,000,000	1,000,538
Irwin Land LLC, 4.51%, 12/15/15 (e)	1,875,000	1,860,919
Jefferies Group, Inc., 3.875%, 11/9/15	1,500,000	1,504,934
Jones Group, Inc., 6.875%, 3/15/19	2,000,000	1,965,000
JPMorgan Chase & Co.:
0.54%, 6/15/12 (r)	4,300,000	4,315,325
0.559%, 12/26/12 (r)	8,000,000	8,039,256
JPMorgan Chase Bank, 0.64%, 6/13/16 (r)	1,000,000	946,221
JPMorgan Chase Capital XXI, 1.254%, 2/2/37 (r)	2,000,000	1,639,948
JPMorgan Chase Capital XXIII, 1.313%, 5/15/77 (r)	7,000,000	5,793,935
Kaupthing Bank HF, 3.491%, 1/15/10 (b)(e)(r)(y)*	1,000,000	290,000
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (e)	2,000,000	2,072,500
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,699,050
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	25,595
8.30%, 12/1/37 (e)(m)*	3,500,000	30,450
Masco Corp.:
4.80%, 6/15/15	2,000,000	1,985,216
7.125%, 3/15/20	3,000,000	3,101,250
MBNA Capital, 1.104%, 2/1/27 (r)	1,500,000	1,154,444
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	2,420,000	2,054,580
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National Semiconductor Corp., 3.95%, 4/15/15	2,000,000	2,037,617
Nationwide Building Society, 0.494%, 5/17/12 (e)(r)	4,000,000	3,999,478
Nationwide Health Properties, Inc., 6.90%, 10/1/37	2,300,000	2,362,836
Nordea Bank AB, 4.875%, 1/14/21 (e)	3,500,000	3,560,604
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	5,603,827
6.00%, 10/1/51 (e)	3,000,000	2,788,410
OPTI Canada, Inc.:
9.00%, 12/15/12 (e)	2,000,000	2,017,500
9.75%, 8/15/13 (e)	4,430,000	4,424,462
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,700,000	-
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,058,238
Pacific Pilot Funding Ltd., 1.053%, 10/20/16 (e)(r)	875,698	805,936
Pioneer Natural Resources Co.:
5.875%, 7/15/16	8,100,000	8,505,000
7.20%, 1/15/28	1,000,000	1,035,000
PNC Funding Corp.:
0.444%, 1/31/12 (r)	1,000,000	998,917
0.503%, 4/1/12 (r)	2,000,000	2,005,530
President and Fellows of Harvard College, 4.875%, 10/15/40	2,000,000	1,919,865
Prudential Holdings LLC:
1.184%, 12/18/17 (e)(r)	1,000,000	934,035
7.245%, 12/18/23 (e)	1,700,000	1,918,689

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 54

	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Quest Diagnostics, Inc., 4.70%, 4/1/21	$1,000,000	$984,971
Rabobank Nederland NV:
0.511%, 8/5/11 (e)(r)	2,000,000	1,999,673
3.20%, 3/11/15 (e)	3,000,000	3,056,073
Ryder System, Inc.:
3.15%, 3/2/15	3,000,000	3,009,171
3.60%, 3/1/16	1,000,000	1,006,889
Salvation Army, 5.46%, 9/1/16	310,000	333,355
Sanofi-Aventis SA, 0.358%, 3/28/12 (r)	2,000,000	2,000,021
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	364,420
St. Jude Medical, Inc., 2.50%, 1/15/16	3,040,000	2,989,229
Stadshypotek AB, 0.857%, 9/30/13 (e)(r)	3,000,000	3,000,028
State Street Bank and Trust Co., 0.51%, 9/15/11 (r)	5,000,000	5,005,341
SunTrust Bank:
0.424%, 5/21/12 (r)	7,000,000	6,984,843
0.603%, 8/24/15 (r)	1,000,000	944,656
SunTrust Banks, Inc., 3.60%, 4/15/16	2,000,000	1,986,702
Svenska Handelsbanken AB, 1.31%, 9/14/12 (e)(r)	5,000,000	5,042,945
TD Ameritrade Holding Corp., 5.60%, 12/1/19	2,000,000	2,123,499
Telefonica Emisiones SAU:
5.984%, 6/20/11	1,500,000	1,515,849
3.992%, 2/16/16	1,000,000	1,002,874
6.421%, 6/20/16	1,000,000	1,107,998
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	439
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,300,000	1,440,909
Time Warner, Inc., 6.25%, 3/29/41	2,500,000	2,473,222
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	1,694,458
2/15/28 (e)	3,300,000	682,296
2/15/43 (b)(e)	54,500,000	14,376,010
2/15/45 (b)(e)	51,386,089	7,834,837
University of Notre Dame, 4.90%, 3/1/41	2,000,000	1,903,560
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	9,000,000	9,153,438
Viacom, Inc., 3.50%, 4/1/17	2,000,000	1,968,579
Volkswagen International Finance NV, 0.917%, 4/1/14 (e)(r)	5,000,000	4,996,028
Wachovia Capital Trust III, 5.57% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	12,650,000	11,606,375
Wells Fargo & Co., 0.53%, 6/15/12 (r)	1,830,000	1,835,566
Western Express, Inc., 12.50%, 4/15/15 (e)	1,500,000	1,458,750
Westpac Banking Corp., 1.037%, 3/31/14 (e)(r)	1,500,000	1,500,014
Willis Group Holdings plc, 4.125%, 3/15/16	1,500,000	1,487,363
Willis North America, Inc., 6.20%, 3/28/17	750,000	795,797
Wm. Wrigley Jr. Co., 1.684%, 6/28/11 (e)(r)	6,000,000	6,002,510
Yara International ASA, 7.875%, 6/11/19 (e)	1,500,000	1,808,783

Total Corporate Bonds (Cost $427,930,243)		423,392,631

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 55

PRINCIPAL
MUNICIPAL OBLIGATIONS - 12.9%	AMOUNT	VALUE
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	$155,000	$167,809
5.32%, 3/1/15	165,000	177,928
5.47%, 3/1/18	190,000	206,258
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,655,000	11,245,210
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/12	1,530,000	1,448,329
Zero Coupon, 6/1/13	1,585,000	1,425,042
5.58%, 8/1/13	1,085,000	1,146,302
5.01%, 8/1/15	700,000	706,545
Zero Coupon, 6/1/19	2,910,000	1,613,682
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,398,102
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,808,953
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	739,215
Connecticut State Special Tax Obligation Revenue Bonds,
5.459%, 11/1/30	2,500,000	2,437,950
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,706,321
12/1/19	280,000	153,362
12/1/20	700,000	348,747
12/1/21	700,000	318,220
12/1/24	620,000	211,786
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	995,000	1,018,940
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,060,000	1,039,097
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	747,022
Florida State First Governmental Financing Commission
Revenue Bonds, 5.30%, 7/1/19	1,340,000	1,359,202
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,413,414
Gregg County Texas Health Facilities Development Corp.
Revenue VRDN, 0.27%, 10/1/29 (r)	5,740,000	5,740,000
Illinois State GO Bonds, 5.877%, 3/1/19	5,000,000	4,998,750
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,208,921
Inglewood California Pension Funding Revenue Bonds, 5.07%, 9/1/20	1,000,000	918,240
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	115,396
12/1/19	180,000	107,554
12/1/20	180,000	98,926
12/1/22	180,000	84,863
12/1/23	180,000	77,080
12/1/24	180,000	68,769
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	565,000	582,888
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,186,542

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 56

	PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	$1,535,000	$1,459,647
4.90%, 8/1/17	1,715,000	1,541,236
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	991,582
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,177,760
Maryland State Transportation Authority Revenue Bonds,
5.604%, 7/1/30	3,000,000	2,969,760
Monrovia California Redevelopment Agency Tax Allocation Bonds,
5.30%, 5/1/17	1,160,000	1,098,137
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	1,500,000	1,362,225
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	300,000	317,178
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.32%, 6/1/17	940,000	869,434
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,722,186
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,423,175
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	768,169
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,280,000	1,269,862
5.383%, 9/1/16	5,565,000	5,666,394
5.411%, 9/1/21	2,270,000	2,019,914
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	952,250
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	3,355,000	2,803,706
Placer County California Redevelopment Agency Tax
Allocation Bonds, 5.95%, 8/1/22	1,040,000	986,534
Pomona California Public Finance Authority Tax
Allocation Bonds, 5.23%, 2/1/16	1,400,000	1,439,900
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	73,901
8/1/19	135,000	77,562
8/1/20	145,000	76,286
8/1/21	160,000	75,962
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,004,400
San Diego California Redevelopment Agency Tax
Allocation Bonds, 5.66%, 9/1/16	2,095,000	2,101,453
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,846,080
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,344,698
Santa Clara Valley California Transportation Authority
Revenue Bonds, 5.876%, 4/1/32	2,000,000	1,937,020
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,379,325
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.33%, 8/1/16	445,000	468,910
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	1,605,000	1,668,397
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	578,441

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 57

PRINCIPAL
MUNICIPAL OBLIGATIONS - CONT’D	AMOUNT	VALUE
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	$2,000,000	$1,715,800
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,103,839
Wells Fargo Bank NA Custodial Receipts Revenue Bonds,
6.734%, 9/1/27 (e)	3,000,000	3,005,430
West Contra Costa California Unified School District COPs:
4.76%, 1/1/12	475,000	475,603
4.82%, 1/1/13	500,000	500,435

Total Municipal Obligations (Cost $110,696,242)		108,297,956

U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES - 6.3%
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	6,000,000	6,240,000
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	6,000,000	4,800,000
7.30%, 10/14/49 (e)	2,000,000	1,779,077
Fannie Mae, 1.25%, 6/22/12	7,900,000	7,977,835
Federal Home Loan Bank:
1.75%, 8/22/12	15,000,000	15,242,976
5.00%, 11/17/17	3,480,000	3,903,204
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	7,447,555	7,426,329
Private Export Funding Corp., 3.05%, 10/15/14	2,855,000	2,958,227
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	500,000	505,564
US AgBank FCB, 6.11% to 7/10/12, floating rate
thereafter to 12/31/49 (e)(r)	2,700,000	1,809,000

Total U.S. Government Agencies and Instrumentalities
(Cost $50,773,622)		52,642,212

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32 (b)	1,699,350	94,018

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $216,797)		94,018

U.S. TREASURY - 13.7%
United States Treasury Bonds:
3.875%, 8/15/40	23,355,000	20,895,427
4.25%, 11/15/40	29,821,000	28,511,672
4.75%, 2/15/41	35,860,000	37,271,987
United States Treasury Notes, 3.625%, 2/15/21	28,620,000	29,031,412

Total U.S. Treasury (Cost $115,071,359)		115,710,498

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 58

			PRINCIPAL
FLOATING RATE LOANS(D)- 0.1%			AMOUNT	VALUE
Syniverse Holdings, Inc., Term Loan, 5.25%, 12/21/17			$ 500,000	$ 503,413

Total Floating Rate Loans (Cost $495,153)				503,413

HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)			3,087,392	3,062,508

Total High Social Impact Investments (Cost $3,087,392)				3,062,508

EQUITY SECURITIES - 0.3%			SHARES
First Republic Preferred Capital Corp., Preferred (e)			500	512,500
Woodbourne Capital:
Trust I, Preferred (b)(e)			625,000	437,500
Trust II, Preferred (b)(e)			625,000	437,500
Trust III, Preferred (b)(e)			625,000	437,500
Trust IV, Preferred (b)(e)			625,000	437,500

Total Equity Securities (Cost $2,875,000)				2,262,500

TOTAL INVESTMENTS (Cost $784,186,385) - 92.4%				778,394,405
Other assets and liabilities, net - 7.6%				64,438,338
NET ASSETS - 100%				$ 842,832,743

FUTURES	# OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Purchased:
10 Year U.S. Treasury Notes	29	6/11	$ 3,451,906	$ 10,624
30 Year U.S. Treasury Bonds	19	6/11	2,283,563	3,562
Total Purchased				$ 14,186
Sold:
2 Year U.S. Treasury Notes	2,459	6/11	$ 536,369,375	($242,336)
5 Year U.S. Treasury Notes	91	6/11	10,627,805	69,704
Total Sold				($172,632)

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 59

EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

EQUITY SECURITIES - 96.2%	SHARES	VALUE
Air Freight & Logistics - 2.9%
C.H. Robinson Worldwide, Inc.	452,300	$33,528,999
Expeditors International of Washington, Inc.	319,540	16,021,736
		49,550,735

Beverages - 1.6%
PepsiCo, Inc.	410,980	26,471,222

Biotechnology - 2.7%
Gilead Sciences, Inc.*	1,077,510	45,729,524

Capital Markets - 6.8%
Charles Schwab Corp.	1,236,660	22,296,980
Franklin Resources, Inc.	135,040	16,890,803
Lazard Ltd.	692,370	28,788,745
Northern Trust Corp.	378,910	19,229,682
T. Rowe Price Group, Inc.	441,850	29,347,677
		116,553,887

Chemicals - 1.9%
Ecolab, Inc.	647,710	33,046,164

Commercial Banks - 5.4%
SunTrust Banks, Inc.	1,253,410	36,148,344
Wells Fargo & Co.	1,062,430	33,679,031
Zions Bancorporation	970,380	22,376,963
		92,204,338

Communications Equipment - 4.9%
Acme Packet, Inc.*	310,480	22,031,661
QUALCOMM, Inc.	1,132,200	62,078,526
		84,110,187

Computers & Peripherals - 6.1%
Apple, Inc.*	218,860	76,261,767
Hewlett-Packard Co.	667,220	27,336,003
		103,597,770

Consumer Finance - 1.0%
American Express Co.	376,510	17,018,252

Diversified Financial Services - 2.9%
JPMorgan Chase & Co.	1,060,760	48,901,036

Electrical Equipment - 2.4%
Cooper Industries plc	632,990	41,081,051

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 60

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - 5.1%
Cameron International Corp.*	1,020,840	$58,289,964
Noble Corp.	615,580	28,082,760
		86,372,724

Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	291,990	21,408,707
CVS Caremark Corp.	1,321,680	45,360,057
		66,768,764

Food Products - 1.7%
Green Mountain Coffee Roasters, Inc.*	460,450	29,749,675

Health Care Equipment & Supplies - 1.5%
St. Jude Medical, Inc.	508,430	26,062,122

Hotels, Restaurants & Leisure - 4.9%
Chipotle Mexican Grill, Inc.*	97,880	26,659,576
Darden Restaurants, Inc.	457,280	22,466,166
Starbucks Corp.	928,350	34,302,532
		83,428,274

Household Products - 0.6%
Procter & Gamble Co. (t)	176,030	10,843,448

Industrial Conglomerates - 2.4%
3M Co.	436,140	40,779,090

Insurance - 1.2%
Aflac, Inc.	385,070	20,323,995

Internet & Catalog Retail - 9.2%
Amazon.com, Inc.*	240,460	43,314,060
Netflix, Inc.*	344,720	81,812,398
priceline.com, Inc.*	63,560	32,189,326
		157,315,784

Internet Software & Services - 3.6%
Google, Inc.*	59,180	34,691,908
MercadoLibre, Inc.	327,970	26,772,191
		61,464,099

IT Services - 2.9%
Cognizant Technology Solutions Corp.*	357,190	29,075,266
International Business Machines Corp.	128,660	20,980,586
		50,055,852

Machinery - 1.9%
Danaher Corp.	625,250	32,450,475

Multiline Retail - 1.9%
Kohl’s Corp.	600,100	31,829,304

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 61

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Oil, Gas & Consumable Fuels - 5.0%
QEP Resources, Inc.	727,080	$29,475,823
Suncor Energy, Inc.	1,234,090	55,336,596
		84,812,419

Pharmaceuticals - 6.0%
Allergan, Inc.	776,670	55,159,103
Novartis AG (ADR)	885,290	48,115,512
		103,274,615

Software - 4.3%
Microsoft Corp.	651,540	16,523,054
Salesforce.com, Inc.*	261,600	34,944,528
VMware, Inc.*	267,810	21,837,227
		73,304,809

Specialty Retail - 1.2%
CarMax, Inc.*	659,490	21,169,629

Venture Capital - 0.3%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	48,822
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	33,450
Chesapeake PERL, Inc., Series A-2, Preferred (b)(i)*	240,000	28,800
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B, Preferred (b)(i)*	1,134,830	-
Series C-1, Preferred (b)(i)*	2,542,915	679,164
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,584
Envisionier Medical Technologies, Inc., Warrants
(strike price $.50/share, expires 8/6/20) (b)(i)*	50,000	-
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	1,150,912
Series B, Preferred (a)(b)(i)*	244,371	375,000
Series C, Preferred (a)(b)(i)*	297,823	457,024
Series D, Preferred (a)(b)(i)*	146,652	450,090
Marrone Bio Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	407,853
Series B, Preferred (b)(i)*	181,244	307,030
Series C, Preferred (b)(i)*	295,157	500,000
NeoDiagnostix, Inc.:
Series AE, Preferred, Contingent Deferred Distribution (b)(i)*	300,000	50,578
Series AE, Preferred Warrants, Contingent Deferred
Distribution (b)(i)*	600,000	-
Series B, Preferred, Contingent Deferred Distribution (b)(i)*	179,723	235,485
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	72,037
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	-
		5,327,829

Total Equity Securities (Cost $1,248,958,298)		1,643,597,073

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 62

	ADJUSTED
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.2%	BASIS	VALUE
Blackstone Cleantech Venture Partners (b)(i)*	$181,117	$158,043
China Environment Fund 2004 (b)(i)*	-	182,455
Core Innovations Capital I (b)(i)*	133,151	89,338
DBL Equity Fund - BAEF II (b)(i)*	279,500	268,955
Impact Ventures II (b)(i)*	488,254	603,959
New Markets Venture Partners II (b)(i)*	210,000	242,375
SEAF India International Growth Fund (b)(i)*	394,032	473,965
Sustainable Jobs Fund II (b)(i)*	561,288	652,177

Total Venture Capital Limited Partnership
Interest (Cost $2,247,343)		2,671,267

PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%	AMOUNT
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)	7,083,877	7,026,781

Total High Social Impact Investments (Cost $7,083,877)		7,026,781

VENTURE CAPITAL DEBT OBLIGATIONS - 0.0%
Envisionier Medical Technologies, Inc.:
Note I, 7.00%, 12/31/11 (b)(i)(xx)	200,000	200,000
Note II, 7.00%, 12/31/11 (b)(i)(xx)	100,000	100,000
New Day Farms, Inc. Participation Interest Note,
9.00%, 9/1/12 (a)(b)(i)	6,225	6,225
Quantum Intech, Inc., 11.50%, 9/10/15 (b)(i)	100,000	100,000
Sword Diagnostics:
Series C, Convertible Bridge Note,
10.00%, 9/30/11 (b)(i)(zz)	25,000	25,000
Series C, Convertible Bridge Note II,
10.00%, 9/30/11 (b)(i)	100,000	100,000

Total Venture Capital Debt Obligations (Cost $531,225)		531,225

TOTAL INVESTMENTS (Cost $1,258,820,743) - 96.8%		1,653,826,346
Other assets and liabilities, net - 3.2%		55,302,463
NET ASSETS - 100%		$1,709,128,809

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 63

ENHANCED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2011

EQUITY SECURITIES - 97.0%	SHARES	VALUE
Auto Components - 0.8%
Autoliv, Inc.	8,916	$661,835

Beverages - 1.3%
Dr Pepper Snapple Group, Inc.	29,131	1,082,508

Biotechnology - 2.1%
Amgen, Inc.*	32,213	1,721,785

Capital Markets - 0.8%
State Street Corp.	14,388	646,597

Chemicals - 2.4%
Lubrizol Corp.	11,414	1,529,020
Nalco Holding Co.	16,772	458,043
		1,987,063

Commercial Banks - 0.7%
Bank of Hawaii Corp.	12,473	596,459

Commercial Services & Supplies - 2.2%
Avery Dennison Corp.	44,375	1,861,975

Computers & Peripherals - 7.6%
Apple, Inc.*	12,304	4,287,329
Dell, Inc.*	147,045	2,133,623
		6,420,952

Consumer Finance - 0.4%
American Express Co.	6,865	310,298

Containers & Packaging - 1.6%
Sealed Air Corp.	50,616	1,349,423

Distributors - 0.6%
Genuine Parts Co	10,029	537,956

Diversified Financial Services - 2.9%
JPMorgan Chase & Co.	52,771	2,432,743

Diversified Telecommunication Services - 4.3%
AT&T, Inc.	117,087	3,582,862

Electric Utilities - 1.5%
Portland General Electric Co.	54,292	1,290,521

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 64

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electrical Equipment - 3.1%
Brady Corp.	2,906	$103,715
Roper Industries, Inc.	13,784	1,191,765
Thomas & Betts Corp.*	22,254	1,323,445
		2,618,925

Electronic Equipment & Instruments - 1.6%
Anixter International, Inc.	19,414	1,356,844

Energy Equipment & Services - 2.5%
SEACOR Holdings, Inc	23,135	2,139,062

Food & Staples Retailing - 3.9%
Costco Wholesale Corp.	19,311	1,415,883
CVS Caremark Corp.	53,479	1,835,399
		3,251,282

Food Products - 0.5%
Corn Products International, Inc.	8,853	458,762

Gas Utilities - 1.4%
Atmos Energy Corp.	1,860	63,426
Southwest Gas Corp.	29,213	1,138,431
		1,201,857

Health Care Providers & Services - 5.0%
AmerisourceBergen Corp.	2,271	89,841
Cardinal Health, Inc.	51,398	2,114,000
CIGNA Corp.	31,947	1,414,613
Express Scripts, Inc.*	9,705	539,695
		4,158,149

Hotels, Restaurants & Leisure - 2.7%
Darden Restaurants, Inc	17,729	871,026
Starbucks Corp.	37,585	1,388,766
		2,259,792

Insurance - 9.1%
American Financial Group, Inc.	68,178	2,387,594
Endurance Specialty Holdings Ltd.	23,880	1,165,822
Principal Financial Group, Inc.	40,310	1,294,354
Prudential Financial, Inc.	36,679	2,258,693
Travelers Co.’s, Inc.	9,424	560,539
		7,667,002

Internet Software & Services - 1.0%
j2 Global Communications, Inc.*	27,272	804,797

IT Services - 1.2%
Computer Sciences Corp.	13,269	646,598
DST Systems, Inc.	6,153	325,002
		971,600

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 65

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - 4.4%
Actuant Corp.	3,098	$89,842
Danaher Corp.	19,177	995,286
Dover Corp	8,906	585,480
Eaton Corp.	10,976	608,509
Pall Corp.	24,594	1,416,860
		3,695,977

Media - 5.5%
CBS Corp., Class B	52,068	1,303,783
Time Warner Cable, Inc.	27,257	1,944,514
Time Warner, Inc.	37,920	1,353,744
		4,602,041

Multiline Retail - 2.0%
Dollar Tree, Inc.*	2,137	118,646
Target Corp.	31,701	1,585,367
		1,704,013

Multi-Utilities - 3.7%
Integrys Energy Group, Inc.	8,792	444,084
NiSource, Inc.	138,180	2,650,292
		3,094,376

Oil, Gas & Consumable Fuels - 6.2%
Chesapeake Energy Corp.	58,412	1,957,970
Cimarex Energy Co.	2,738	315,527
EnCana Corp.	84,168	2,906,321
		5,179,818

Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	67,674	1,788,624
GlaxoSmithKline plc (ADR)	15,424	592,436
Johnson & Johnson	33,716	1,997,673
		4,378,733

Road & Rail - 1.0%
Ryder System, Inc.	16,978	859,087

Semiconductors & Semiconductor Equipment - 1.5%
Lam Research Corp.*	670	37,962
Texas Instruments, Inc.	34,296	1,185,270
		1,223,232

Software - 1.8%
CA, Inc.	23,236	561,846
Microsoft Corp.	38,936	987,417
		1,549,263

Specialty Retail - 1.1%
Advance Auto Parts, Inc.	505	33,138
TJX Co.’s, Inc.	18,662	928,061
		961,199

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 66

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Trading Companies & Distributors - 3.4%
Applied Industrial Technologies, Inc.	14,167	$471,194
W.W. Grainger, Inc	17,541	2,415,045
		2,886,239

Total Equity Securities (Cost $71,115,593)		81,505,027

TOTAL INVESTMENTS (Cost $71,115,593) - 97.0%		81,505,027
Other assets and liabilities, net - 3.0%		2,554,319
NET ASSETS - 100%		$84,059,346

See notes to schedules of investments and notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 67

NOTES TO SCHEDULES OF INVESTMENTS

(a)	Affiliated company.
(b)	This security was valued by the Board of Trustees. See Note A.
(c)	Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.
(d)	Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Fund. Series B is not accruing interest.
(h)	Represents rate in effect at March 31, 2011, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2011, the prime rate was 3.25%.
(i)	Restricted securities represent 2.9% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 0.9% for Equity Portfolio.
(j)	KDM Development Corp. Note has been restructured from an original maturity date of December 31, 2007.
(m)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This secu- rity is no longer accruing interest.
(n)	The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.
(p)	The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 68

(s)	5,500 shares of Oneok, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.
(t)	125,000 shares of Procter & Gamble Co. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio.
There are no restrictions on the trading of this security.
(w)	Security is in default and is no longer accruing interest.
(x)	Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(y)	The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. These securities are no longer accruing interest.
(xx)	Restructured from an original maturity date of September 15, 2010.
(zz)	Restructured from an original maturity date of September 30, 2010.
*	Non-income producing security.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Instrument
LOC: Letter of Credit

Abbreviations:

ADR: American Depositary Receipts
COPs: Certificates of Participation
FCB: Farm Credit Bank
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Agency/Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 69

BALANCED PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Agraquest, Inc.:
Series B, Preferred	2/26/97	200,001
Series C, Preferred	3/11/98	200,000
Series H, Preferred	5/25/05 - 1/11/07	316,894
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes,
1.17%, 7/1/13	7/1/10	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	100,976
Common Capital LP	2/15/01 - 4/29/08	445,606
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,331
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Environmental Private Equity Fund II, Liquidating
Trust LP	4/26/07	6,666
First Analysis Private Equity Fund IV LP	2/25/02 - 6/15/10	497,892
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-
Infrastructure and Environmental Private Equity
Fund III LP	4/16/97 - 2/12/01	156,083
KDM Development Corp., 6.00%, 6/30/19	6/30/09	600,000
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	900,510
Lumni, Inc., 6.00%, 10/5/15	10/6/10	100,000
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Rose Smart Growth Investment Fund I LP, 6.545%,
4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00 - 5/6/03	230,500
SmarThinking, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants
(strike price $0.01/share, expires 5/31/15)	5/27/05	-
Series 1-B, Preferred Warrants
(strike price $1.53/share, expires 6/1/15)	9/19/00	-
Solstice Capital LP	6/26/01 - 6/17/08	335,460
Venture Strategy Partners LP	8/21/98 - 2/26/03	187,205
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 70

EQUITY PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Blackstone Cleantech Venture Partners LP	7/29/10 - 1/28/11	181,117
Calvert Social Investment Foundation Notes, 1.17%,
7/1/12	7/1/09 - 7/1/10	7,083,877
Chesapeake PERL, Inc., Series A-2, Preferred	7/30/04 - 9/8/06	300,000
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Core Innovations Capital I LP	8/11/10 - 1/6/11	133,151
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
DBL Equity Fund - BAEF Il LP	3/30/11	279,500
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Envisionier Medical Technologies, Inc.:
Warrants (strike price $.50/share, expires 8/6/20)	8/6/10	-
Note I, 7.00%, 12/31/11	12/14/09	200,000
Note II, 7.00%, 12/31/11	8/5/10	100,000
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
Series D, Preferred	12/30/10 - 2/23/11	450,089
Impact Ventures II LP	9/8/10 - 3/30/11	488,254
Marrone Bio Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
Series C, Preferred	11/19/10	500,000
NeoDiagnostix, Inc.:
Series AE, Preferred, Contingent Deferred Distribution	9/9/08	-
Series AE, Preferred Warrants, Contingent Deferred
Distribution	9/23/08 - 9/18/09	-
Series B, Preferred, Contingent Deferred Distribution	7/31/09	-
New Day Farms Participation Interest Note, 9.00%, 9/1/12	11/25/09	6,225
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Markets Venture Partners II LP	7/21/08 - 10/14/10	210,000
Quantum Intech, Inc., 11.50%, 9/10/15	10/5/10	100,000
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	394,032
Sustainable Jobs Fund II LP	2/14/06 - 12/1/10	561,288
Sword Diagnostics:
Series B, Preferred	12/26/06	250,000
Series C, Convertible Bridge Note, 10.00%, 9/30/11	10/29/09	25,000
Series C, Convertible Bridge Note II, 10.00%, 9/30/11.	11/9/10	100,000

BOND PORTFOLIO
RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12	07/01/09	$3,087,392

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 71

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

Money
ASSETS	Market PortfolIo
Investments in securities, at value (Cost $134,366,422) - see accompanying schedule	$134,366,422
Cash	698,542
Receivable for securities sold	6,292,000
Receivable for shares sold	105,608
Interest and dividends receivable	58,547
Other assets	10,811
Total assets	141,531,930

LIABILITIES
Payable for shares redeemed	64,208
Payable to Calvert Asset Management Company, Inc.	9,697
Payable to Calvert Administrative Services Company	24,228
Payable to Calvert Shareholder Services, Inc.	13,236
Accrued expenses and other liabilities	37,849
Total liabilities	149,218
NET ASSETS	$141,382,712

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized,141,451,999
shares outstanding	$141,392,551
Undistributed net investment income	5,902
Accumulated net realized gain (loss) on investments	(15,741)

NET ASSETS	$141,382,712

NET ASSET VALUE PER SHARE	$1.00

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 72

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

	Balanced	Bond
ASSETS	PortfolIo	PortfolIo
Investments in securities, at value (Cost $420,550,578
and $784,186,385, respectively) - see accompanying schedules	$460,581,354	$778,394,405
Cash	25,443,396	60,114,659
Receivable for securities sold	965,545	7,378,590
Receivable for shares sold	284,220	996,145
Interest and dividends receivable	1,623,237	6,048,224
Other assets	440,943	2,039,956
Total assets	489,338,695	854,971,979

LIABILITIES
Payable for securities purchased	992,450	9,395,667
Payable for futures margin	29,906	152,141
Payable for shares redeemed	447,029	1,784,061
Payable to Calvert Asset Management Company, Inc.	281,287	393,739
Payable to Calvert Administrative Services Company	112,356	176,736
Payable to Calvert Shareholder Services, Inc.	17,113	14,486
Payable to Calvert Distributors, Inc.	119,808	140,999
Accrued expenses and other liabilities	86,051	81,407
Total liabilities	2,086,000	12,139,236

NET ASSETS	$487,252,695	$842,832,743

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Balanced Portfolio:
Class A: 15,858,878 shares outstanding	$449,377,635
Class B: 422,676 shares outstanding	14,328,449
Class C: 954,735 shares outstanding	28,505,805
Class I: 59,005 shares outstanding	2,352,421
Bond Portfolio:
Class A: 34,871,190 shares outstanding		$558,261,450
Class B: 459,404 shares outstanding		7,989,411
Class C: 3,164,579 shares outstanding		49,760,733
Class I: 14,640,990 shares outstanding		233,177,390
Class Y: 914,300 shares outstanding		14,228,622
Undistributed net investment income (loss)	(5,908)	100,210
Accumulated net realized gain (loss) on investments	(47,303,767)	(14,734,647)
Net unrealized appreciation (depreciation) on investments	39,998,060	(5,950,426)

NET ASSETS	$487,252,695	$842,832,743

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 73

NET ASSET VALUE PER SHARE
Balanced Portfolio:
Class A (based on net assets of $447,311,376)	$28.21
Class B (based on net assets of $11,816,169)	$27.96
Class C (based on net assets of $26,442,746)	$27.70
Class I (based on net assets of $1,682,404)	$28.51

Bond Portfolio:
Class A (based on net assets of $543,815,044)		$15.59
Class B (based on net assets of $7,114,601)		$15.49
Class C (based on net assets of $49,057,089)		$15.50
Class I (based on net assets of $228,525,202)		$15.61
Class Y (based on net assets of $14,320,807)		$15.66

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 74

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

	EQUITY	ENHANCED EQUITY
ASSETS	PORTFOLIO	PORTFOLIO
Investments in securities, at value
(Cost $1,258,820,743 and $71,115,593, respectively) -
see accompanying schedules	$1,653,826,346	$81,505,027
Cash	52,691,887	2,514,743
Receivable for shares sold	3,116,002	63,325
Interest and dividends receivable	3,076,715	86,478
Other assets	55,528	30,623
Total assets	1,712,766,478	84,200,196

LIABILITIES
Payable for shares redeemed	1,572,759	32,836
Payable to Calvert Asset Management Company, Inc.	934,734	57,853
Payable to Calvert Administrative Services Company	258,220	8,988
Payable to Calvert Shareholder Services, Inc.	33,951	2,383
Payable to Calvert Distributors, Inc.	383,816	15,899
Accrued expenses and other liabilities	454,189	22,891
Total Liabilities	3,637,669	140,850

NET ASSETS	$1,709,128,809	$84,059,346

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio:
Class A: 32,376,792 shares outstanding	$916,549,989
Class B: 1,059,622 shares outstanding	20,967,458
Class C: 3,826,303 shares outstanding	95,917,797
Class I: 7,205,424 shares outstanding	227,860,636
Class Y: 605,086 shares outstanding	20,224,755
Enhanced Equity Portfolio:
Class A: 2,229,829 shares outstanding		$39,028,133
Class B: 147,863 shares outstanding		2,370,029
Class C: 455,063 shares outstanding		7,790,432
Class I: 2,092,069 shares outstanding		37,375,364
Undistributed net investment income (loss)	(1,300,373)	141,005
Accumulated net realized gain (loss) on investments	33,902,944	(13,035,051)
Net unrealized appreciation (depreciation) on investments	395,005,603	10,389,434

NET ASSETS	$1,709,128,809	$84,059,346

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 75

NET ASSET VALUE PER SHARE
Equity Portfolio:
Class A (based on net assets of $1,239,137,081)	$38.27
Class B (based on net assets of $35,146,857)	$33.17
Class C (based on net assets of $117,160,129)	$30.62
Class I (based on net assets of $294,330,362)	$40.85
Class Y (based on net assets of $23,354,380)	$38.60
Enhanced Equity Portfolio:
Class A (based on net assets of $38,209,514)		$17.14
Class B (based on net assets of $2,284,168)		$15.45
Class C (based on net assets of $7,137,752)		$15.69
Class I (based on net assets of $36,427,912)		$17.41

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 76

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

	Money
	Market	Balanced	Bond
NET INVESTMENT INCOME	PortfolIo	PortfolIo	PortfolIo
Investment Income:
Interest income	$264,578	$3,515,359	$16,017,967
Dividend income	—	1,660,810	59,769
Total investment income	264,578	5,176,169	16,077,736
Expenses:
Investment advisory fee	218,319	1,006,274	1,498,917
Transfer agency fees and expenses	162,602	433,156	720,534
Administrative fees	145,546	649,898	1,068,134
Distribution Plan expenses:
Class A	—	505,545	566,840
Class B	—	60,344	39,807
Class C	—	127,454	256,682
Trustees’ fees and expenses	5,749	20,656	35,422
Custodian fees	12,982	55,385	62,896
Registration fees	9,413	24,871	34,529
Reports to shareholders	23,352	92,033	94,641
Professional fees	13,450	23,512	33,688
Miscellaneous	18,310	58,544	20,178
Total expenses	609,723	3,057,672	4,432,268
Reimbursement from Advisor:
Class O	(348,979)	—	—
Class B	—	—	(322)
Class I	—	(5,099)	—
Fees paid indirectly	(2,634)	(1,095)	(1,077)
Net expenses	258,110	3,051,478	4,430,869

NET INVESTMENT INCOME	6,468	2,124,691	11,646,867

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(53)	6,299,206	(9,994,088)
Futures	—	67,770	(208,336)
	(53)	6,366,976	(10,202,424)

Change in unrealized appreciation (depreciation) on:
Investments	—	32,674,772	(4,081,662)
Futures	—	333,925	(295,393)
	—	33,008,697	(4,377,055)

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(53)	39,375,673	(14,579,479)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,415	$41,500,364	($2,932,612)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 77

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

		ENHANCED
	EQUITY	EQUITY
NET INVESTMENT INCOME	PORTFOLIO	PORTFOLIO
Investment Income:
Interest income	—	$13
Dividend income (net of foreign taxes withheld of
$335,403 and $5,072, respectively)	$7,664,833	819,897
Total investment income	7,664,833	819,910
Expenses:
Investment advisory fee	3,771,543	237,277
Transfer agency fees and expenses	1,186,086	65,582
Administrative fees	1,390,089	50,918
Distribution Plan expenses:
Class A	1,388,929	45,429
Class B	179,882	11,803
Class C	541,229	33,926
Trustees’ fees and expenses	72,799	3,571
Custodian fees	63,896	20,113
Registration fees	41,515	21,475
Reports to shareholders	215,040	15,387
Professional fees	49,783	11,762
Miscellaneous	66,014	10,928
Total expenses	8,966,805	528,171
Fees waived	—	(39,546)
Fees paid indirectly	(1,599)	(1,327)
Net expenses	8,965,206	487,298

NET INVESTMENT INCOME (LOSS)	(1,300,373)	332,612

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	58,155,713	5,145,424
Foreign currency transactions	370	82
	58,156,083	5,145,506

Change in unrealized appreciation (depreciation) on:
Investments	181,494,990	5,313,912
Assets and liabilities denominated in foreign currencies	—	12
	181,494,990	5,313,924

NET REALIZED AND UNREALIZED
GAIN (LOSS)	239,651,073	10,459,430

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$238,350,700	$10,792,042

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 78

     MONEY MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$6,468	$14,375
Net realized gain (loss)	(53)	205

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,415	14,580

Distributions to shareholders from:
Net investment income	(7,098)	(12,743)

Capital share transactions:
Shares sold	39,207,200	80,538,541
Reinvestment of distributions	6,416	12,239
Shares redeemed	(42,405,256)	(105,462,303)
Total capital share transactions	(3,191,640)	(24,911,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,192,323)	(24,909,686)

NET ASSETS
Beginning of period	144,575,035	169,484,721
End of period (including undistributed net investment
income of $5,902 and $6,532, respectively)	$141,382,712	$144,575,035

CAPITAL SHARE ACTIVITY
Shares sold	39,207,200	80,538,541
Reinvestment of distributions	6,417	12,239
Shares redeemed	(42,405,256)	(105,462,303)
Total capital share activity	(3,191,639)	(24,911,523)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 79

     BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$2,124,691	$4,541,427
Net realized gain (loss)	6,366,976	3,418,266
Change in unrealized appreciation (depreciation)	33,008,697	30,851,381

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	41,500,364	38,811,074

Distributions to shareholders from:
Net investment income:
Class A shares	(1,923,103)	(4,302,238)
Class B shares	—	(5,742)
Class C shares	(1,910)	(34,236)
Class I shares	(11,295)	(41,239)
Total distributions	(1,936,308)	(4,383,455)

Capital share transactions:
Shares sold:
Class A shares	14,359,769	24,938,191
Class B shares	126,548	591,238
Class C shares	1,939,388	3,864,650
Class I shares	120,329	642,851
Reinvestment of distributions:
Class A shares	1,785,028	3,996,487
Class B shares	—	5,386
Class C shares	1,479	27,038
Class I shares	11,295	41,239
Redemption fees:
Class A shares	173	769
Class B shares	—	26
Class C shares	22	1,349
Shares redeemed:
Class A shares	(24,497,699)	(45,467,417)
Class B shares	(1,442,300)	(3,795,452)
Class C shares	(1,889,726)	(3,187,392)
Class I shares	(102,756)	(5,330,006)
Total capital share transactions	(9,588,450)	(23,671,043)

TOTALINCREASE (DECREASE) IN NET ASSETS	29,975,606	10,756,576

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 80

     BALANCED PORTFOLIO
 STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2011	2010
Beginning of period	$457,277,089	$446,520,513
End of period (including distributions
in excess of net investment income of
$5,908 and $194,291, respectively)	$487,252,695	$457,277,089

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	524,716	991,044
Class B shares	4,706	23,815
Class C shares	72,450	156,496
Class I shares	4,393	25,419
Reinvestment of distributions:
Class A shares	64,290	157,724
Class B shares	—	215
Class C shares	54	1,081
Class I shares	402	1,625
Shares redeemed:
Class A shares	(897,960)	(1,823,048)
Class B shares	(53,394)	(152,605)
Class C shares	(70,565)	(129,681)
Class I shares	(3,692)	(211,414)
Total capital share activity	(354,600)	(959,329)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 81

     BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$11,646,867	$23,381,749
Net realized gain (loss)	(10,202,424)	5,148,969
Change in unrealized appreciation (depreciation)	(4,377,055)	43,184,736

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,932,612)	71,715,454

Distributions to shareholders from:
Net investment income:
Class A shares	(7,356,338)	(14,703,920)
Class B shares	(61,641)	(146,269)
Class C shares	(460,212)	(927,336)
Class I shares	(3,492,523)	(6,088,354)
Class Y shares	(199,052)	(123,441)
Net realized gain:
Class A shares	(5,788,457)	(3,994,598)
Class B shares	(83,498)	(75,873)
Class C shares	(526,711)	(374,363)
Class I shares	(2,132,730)	(1,230,879)
Class Y shares	(136,077)	(5,876)
Total distributions	(20,237,239)	(27,670,909)

Capital share transactions:
Shares sold:
Class A shares	50,053,359	129,934,154
Class B shares	121,204	1,321,263
Class C shares	4,355,232	10,659,183
Class I shares	28,404,391	47,920,402
Class Y shares	3,565,281	14,681,870
Reinvestment of distributions:
Class A shares	11,526,357	16,008,978
Class B shares	120,511	170,374
Class C shares	658,599	865,475
Class I shares	4,983,944	6,434,493
Class Y shares	56,182	36,930
Redemption fees:
Class A shares	2,551	9,738
Class B shares	80	99
Class C shares	20	373
Class I shares	1	212
Class Y shares	262	109

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 82

     BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS - (CONT’D)	2011	2010
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	($95,544,773)	($183,645,764)
Class B shares	(1,748,732)	(5,010,050)
Class C shares	(8,825,529)	(16,578,803)
Class I shares	(12,908,706)	(38,550,449)
Class Y shares	(3,281,181)	(1,414,594)
Total capital share transactions	(18,460,947)	(17,156,007)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,630,798)	26,888,538

NET ASSETS
Beginning of period	884,463,541	857,575,003
End of period (including undistributed net investment
income of $100,210 and $23,109, respectively)	$842,832,743	$884,463,541

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	3,197,053	8,382,972
Class B shares	7,716	86,060
Class C shares	279,968	691,903
Class I shares	1,817,588	3,090,548
Class Y shares	227,826	937,054
Reinvestment of distributions:
Class A shares	737,888	1,036,260
Class B shares	7,769	11,133
Class C shares	42,429	56,449
Class I shares	318,809	415,560
Class Y shares	3,583	2,370
Shares redeemed:
Class A shares	(6,118,731)	(11,854,783)
Class B shares	(112,737)	(326,079)
Class C shares	(568,247)	(1,077,318)
Class I shares	(825,592)	(2,487,778)
Class Y shares	(208,602)	(89,079)
Total capital share activity	(1,193,280)	(1,124,728)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 83

     EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income (loss)	($1,300,373)	($1,712,990)
Net realized gain (loss)	58,156,083	42,456,257
Change in unrealized appreciation (depreciation)	181,494,990	91,189,722

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	238,350,700	131,932,989

Distributions to shareholders from:
Net investment income:
Class A shares	—	(1,020,319)
Class I shares	—	(584,901)
Class Y shares	—	(265)
Total distributions	—	(1,605,485)

Capital share transactions:
Shares sold:
Class A shares	176,614,426	199,788,671
Class B shares	767,123	1,662,605
Class C shares	9,361,404	14,998,567
Class I shares	73,035,528	60,197,166
Class Y shares	10,052,439	11,277,799
Reinvestment of distributions:
Class A shares	—	923,360
Class I shares	—	484,505
Class Y shares	—	203
Redemption fees:
Class A shares	15,448	12,199
Class B shares	—	395
Class C shares	76	498
Class I shares	1,751	2,790
Class Y shares	219	—
Shares redeemed:
Class A shares	(93,917,611)	(153,933,488)
Class B shares	(7,033,093)	(15,650,762)
Class C shares	(7,022,411)	(13,675,307)
Class I shares	(14,792,502)	(38,465,802)
Class Y shares	(994,526)	(537,791)
Total capital share transactions	146,088,271	67,085,608

TOTALINCREASE (DECREASE) IN NET ASSETS	384,438,971	197,413,112

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 84

     EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2011	2010
Beginning of period	$1,324,689,838	$1,127,276,726
End of period (including undistributed net investment
loss of $1,300,373 and $0, respectively)	$1,709,128,809	$1,324,689,838

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	4,870,999	6,487,327
Class B shares	24,680	61,989
Class C shares	324,157	600,536
Class I shares	1,863,036	1,846,313
Class Y shares	271,747	361,408
Reinvestment of distributions:
Class A shares	—	30,195
Class I shares	—	14,944
Class Y shares	—	7
Shares redeemed:
Class A shares	(2,612,022)	(5,017,434)
Class B shares	(226,722)	(578,597)
Class C shares	(244,241)	(554,040)
Class I shares	(386,384)	(1,172,079)
Class Y shares	(26,924)	(17,591)
Total capital share activity	3,858,326	2,062,978

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 85

     ENHANCED EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$332,612	$408,613
Net realized gain (loss)	5,145,506	11,380,434
Change in unrealized appreciation (depreciation)	5,313,924	(4,356,286)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,792,042	7,432,761

Distributions to shareholders from:
Net investment income:
Class A shares	(179,467)	(256,846)
Class I shares	(322,434)	(299,926)
Total distributions	(501,901)	(556,772)

Capital share transactions:
Shares sold:
Class A shares	3,011,614	4,472,689
Class B shares	28,930	176,386
Class C shares	499,808	976,156
Class I shares	2,295,069	4,405,062
Reinvestment of distributions:
Class A shares	158,266	229,520
Class I shares	322,434	299,925
Redemption fees:
Class A shares	216	34
Class C shares	5	—
Class I shares	—	10
Shares redeemed:
Class A shares	(4,292,876)	(6,501,674)
Class B shares	(381,369)	(869,688)
Class C shares	(549,174)	(1,008,399)
Class I shares	(1,036,730)	(2,090,962)
Total capital share transactions	56,193	89,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,346,334	6,965,048

NET ASSETS
Beginning of period	73,713,012	66,747,964
End of period (including undistributed net investment income
of $141,005 and $310,294, respectively)	$84,059,346	$73,713,012

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 86

     ENHANCED EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	185,137	307,627
Class B shares	1,984	13,539
Class C shares	33,543	72,886
Class I shares	139,620	298,452
Reinvestment of distributions:
Class A shares	9,716	15,873
Class I shares	19,506	20,473
Shares redeemed:
Class A shares	(265,675)	(449,177)
Class B shares	(25,792)	(65,770)
Class C shares	(36,544)	(76,752)
Class I shares	(62,832)	(143,163)
Total capital share activity	(1,337)	(6,012)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 87

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operation of each series is accounted for separately. Money Market Class O shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Effective October 31, 2008, Bond and Equity began to offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 88

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2011:

	TOTAL INVESTMENTS	% OF NET ASSETS
Balanced	$ 23,131,011	4.7%
Bond	35,105,327	4.2%
Equity	15,557,102	0.9%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 89

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Trustees and are categorized as Level 3 in the hierarchy. Venture capital equity securities are generally valued at enterprise value, determined by an industry multiple times revenue, with discounts as appropriate based on assumptions of liquidation or exit risk, or to a recent round of equity financing. Venture capital limited partnership securities are generally valued at the enterprise value of the underlying investments held by the partnership based on reports from the general partner or other available information; the resulting figure is then multiplied by the capital percentage owned in the limited partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2011.

Money Market	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
U.S. government obligations	-	$ 11,010,573	-	$ 11,010,573
Other debt obligations	-	114,849	-	114,849
Variable rate demand notes	-	123,241,000	-	123,241,000
TOTAL	-	$ 134,366,422	-	$ 134,366,422

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 90

Balanced	VALUATION INPUTS

INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$284,518,707	-	$1,400,000	$285,918,707
Venture capital	161,113	-	9,909,966	10,071,079
Asset backed securities	-	$1,656,163	-	1,656,163
Collateralized mortgage-backed obligations	-	2,952,346	-	2,952,346
Commercial mortgage-backed securities	-	7,881,973	-	7,881,973
Corporate debt	-	81,388,094	6,223,170	87,611,264
Municipal obligations	-	23,535,102	-	23,535,102
U.S. government obligations	-	36,722,443	-	36,722,443
Other debt obligations	-	-	4,232,277	4,232,277

TOTAL	$284,679,820	$154,136,121	$21,765,413	$460,581,354

Other financial instruments**	($32,716)	-	-	($32,716)

*	For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
**	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	VENTURE
	SECURITIES	CAPITAL
Balance as of 9/30/10	$1,340,000	$11,176,572
Accrued discounts/premiums	-	-
Realized gain (loss)	-	(927,282)
Change in unrealized appreciation (depreciation)	60,000	(81,538)
Purchases	-	99,914
Sales	-	(357,700)
Transfers in and/or out of Level 3[1]	-	-
Balance as of 3/31/11	$1,400,000	$9,909,966

	CORPORATE	OTHER DEBT
	DEBT	OBLIGATIONS
Balance as of 9/30/10	$3,301,453	$4,123,690
Accrued discounts/premiums	28,641	-
Realized gain (loss)	(16)
Change in unrealized appreciation (depreciation)	(103,240)	108,587
Purchases	-	-
Sales	(752)	-
Transfers in and/or out of Level 3[1]	2,997,084[2]	-
Balance as of 3/31/11	$6,223,170	$4,232,277

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 91

TOTAL
Balance as of 9/30/10	$19,941,715
Accrued discounts/premiums	28,641
Realized gain (loss)	(927,298)
Change in unrealized appreciation (depreciation)	(16,191)
Purchases	99,914
Sales	(358,452)
Transfers in and/or out of Level 3[1]	2,997,084
Balance as of 3/31/11	$21,765,413

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the six months ended March 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($127,293). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond	VALUATION INPUTS
InvestMents In securItIes	level 1	level 2	level 3	total
Equity securities	$512,500	-	$1,750,000	$2,262,500
Asset backed securities	-	$19,656,418	-	19,656,418
Collateralized mortgage-backedobligations	-	17,205,702	-	17,205,702
Commercial mortgage-backed securities	-	35,566,549	-	35,566,549
Corporate debt	-	407,859,840	15,532,791	423,392,631
Municipal obligations	-	108,297,956	-	108,297,956
U.S. government obligations	-	168,446,728	-	168,446,728
Other debt obligations	-	503,413	3,062,508	3,565,920
TOTAL	$512,500	$757,536,606	$20,345,299	$778,394,405

Other financial instruments*	($158,446)	-	-	($158,446)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

`

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 92

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	EQUITY	CORPORATE
	SECURITIES	DEBT
Balance as of 9/30/10	$1,675,000	$9,983,249
Accrued discounts/premiums	-	34,049
Realized gain (loss)	-	(96)
Change in unrealized appreciation (depreciation)	75,000	(541)
Purchases	-	-
Sales	-	(4,813)
Transfers in and/or out of Level 3[1]	-	5,520,943[2]
Balance as of 3/31/11	$1,750,000	$15,532,791

	OTHER DEBT
	OBLIGATIONS	TOTAL
Balance as of 9/30/10	$2,983,933	$14,642,182
Accrued discounts/premiums	-	34,049
Realized gain (loss)		(96)
Change in unrealized appreciation (depreciation)	78,575	153,034
Purchases	-	-
Sales	-	(4,813)
Transfers in and/or out of Level 3[1]	-	5,520,943
Balance as of 3/31/11	$3,062,508	$20,345,299

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
2 Transferred from Level 2 to Level 3 because fair values were determined using valuation techniques utilizing unobservable inputs due to observable inputs being unavailable.

For the six months ended March 31, 2011, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($64,829). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

EQUITY	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3		total
Equity securities*	$1,638,269,244	-	-		$1,638,269,244
Venture capital	-	-	$8,530,321		8,530,321
Other debt obligations	-	-	7,026,781		7,026,781
TOTAL	$1,638,269,244	-	$15,557,102	**	$1,653,826,346

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.

**Level 3 securities represent 0.9% of net assets

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 93

ENHANCED EQUITY	VALUATION INPUTS
INVESTMENTS IN SECURITIES	level 1	level 2	level 3	total
Equity securities*	$81,505,027	-	-	$81,505,027
TOTAL	$81,505,027	-	-	$81,505,027

* For further breakdown of equity securities by industry, please refer to the Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the second-

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 94

ary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal coun-terparty credit risk to the Fund. During the period, the Balanced and Bond Portfolios used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Schedules of Investments on pages 68-69). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Income in the accompanying financial statements.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 95

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on each Portfolio’s cash on deposit with the banks. These credits are used to reduce the Portfolios’ expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.

For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 96

Money Market	30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

For the six months ended March 31, 2011, the Advisor waived $39,546 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2012 for Money Market, Balanced Class I, Bond Class Y, Equity Class Y, and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; for Bond Class Y, .92%; for Equity Class Y, .96%; and for Enhanced Equity Class I, .81%.

The Advisor voluntarily reimbursed Class O shares of Money Market to maintain a positive yield for expenses of $348,979 for the six months ended March 31, 2011.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 97

Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity’s and .35% of Balanced, Bond and Equity’s annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity’s annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity and Class Y for Bond and Equity do not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds’ Class A shares for the six months ended March 31, 2011: $61,915 for Balanced, $42,903 for Bond, $114,169 for Equity and $5,734 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $79,451, $101,361, $87,027, $197,699, and $14,196 for the six months ended March 31, 2011 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) nonprofit organization that receives in-kind support from the Calvert Investment, Inc. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Trustee’s fees are allocated to each of the funds served.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 98

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were:

				ENHANCED
	BALANCED	BOND	EQUITY	EQUITY
Purchases	$149,863,128	$327,103,831	$453,094,902	$42,389,919
Sales	168,274,986	315,827,764	$323,998,536	44,630,882

U.S. Government security purchases and sales were:

	BALANCED	BOND
Purchases	$95,426,777	$538,129,984
Sales	90,293,062	501,537,941

Money Market held only short-term investments.

CAPITAL LOSS CARRYFORWARDS
		MONEY			ENHANCED
EXPIRATION DATE		MARKET	BALANCED	EQUITY	EQUITY
30-Sep-11		($6,847)	-	-	-
30-Sep-13		(6,183)	-	-	-
30-Sep-14		(211)	-	-	-
30-Sep-15		(2,100)	-	-	-
30-Sep-17		-	($12,659,635)	($12,754,798)	($6,328,690)
30-Sep-18		-	(32,682,953)	(11,411,068)	(11,653,879)

Capital losses may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Balanced, Bond, and Money Market Portfolios intend to elect to defer net capital losses of $5,310,821, $4,094,465 and $348, respectively, incurred from November 1, 2009 through September 31, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Money
	Market	Balanced	Bond
Unrealized appreciation	—	$67,972,962	$26,827,442
Unrealized (depreciation)	—	(31,295,576)	(37,356,756)
Net unrealized appreciation/(depreciation)	—	$36,677,386	($10,529,314)

Federal income tax cost of investments	$134,366,422	$423,903,968	$788,923,719

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 99

		ENHANCED
	EQUITY	EQUITY
Unrealized appreciation	$408,356,749	$10,749,701
Unrealized (depreciation)	(14,180,744)	(443,629)
Net unrealized appreciation/(depreciation)	$394,176,005	$10,306,072

Federal income tax cost of investments	$1,259,650,341	$71,198,954

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2011, such purchases and sales transactions were.

	MONEY
	MARKET	BALANCED	BOND
Purchases	$49,722,000	—	—
Sales	22,855,000	—	—
Net realized gain	—	—	—

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market, Balanced, Bond and Equity had no loans outstanding pursuant to this line of credit at March 31, 2011. Enhanced Equity had no borrowings under the agreement during the six months ended March 31, 2011. For the six months ended March 31, 2011, borrowings by the Portfolios under the Agreement were as follows:

		WEIGHTED		MONTH OF
	AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
	DAILY	INTEREST	AMOUNT	AMOUNT
PORTFOLIO	BALANCE	RATE	BORROWED	BORROWED
Money Market	$ 1,869	1.51%	$ 67,177	October 2010
Balanced	16,954	1.50%	844,854	January 2011
Bond	71,801	1.51%	1,172,683	December 2010
Equity	90,338	1.51%	10,384,310	January 2011

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 100

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

AFFILIATES	COST	VALUE
Angels With Attitude I LLC LP	$200,000	$76,451
GEEMF Partners LP	—	73,184
TOTALS	$200,000	$149,635

Affiliated companies of the Equity Portfolio are as follows:

AFFILIATES	COST	VALUE
Digital Directions International, Inc.	$683,778	$531,584
Global Resource Options, Inc.	2,500,000	2,433,026
New Day Farms, Inc.	506,225	78,262
TOTALS	$3,690,003	$3,042,872

NOTE F – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

NOTE G — OTHER

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. The aggregate amount of the future capital commitments totals $110,000 and $3,205,486 for the Balanced and Equity Portfolios, respectively, at March 31, 2011.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 101

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

	PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2011		2010	2009
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	****		****	.011
Distributions from:
Net investment income	*****		*****	(.011)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	1.15%
Ratios to average net assets:A
Net investment income	.01	% (a)	.01%	1.13%
Total expenses	.84	% (a)	.83%	.84%
Expenses before offsets	.36	% (a)	.55%	.84%
Net expenses	.35	% (a)	.54%	.84%
Net assets, ending (in thousands)	$141,383		$144,575	$169,485

	Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2008		2007	2006
Net asset value, beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.029		.045	.039
Distributions from:
Net investment income	(.029)		(.045)	(.039)
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	2.90%		4.64%	3.97%
Ratios to average net assets:A
Net investment income	2.83%		4.53%	3.90%
Total expenses	.79%		.82%	.86%
Expenses before offsets	.79%		.82%	.86%
Net expenses	.78%		.80%	.85%
Net assets, ending (in thousands)	$186,311		$187,210	$166,592

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 102

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010 (z)	2009
Net asset value, beginning	$25.94		$24.02	$25.03
Income from investment operations:
Net investment income	.13		.27	.40
Net realized and unrealized gain (loss)	2.26		1.91	(1.03)
Total from investment operations	2.39		2.18	(.63)
Distributions from:
Net investment income	(.12)		(.26)	(.38)
Net realized gain	—		—	***
Total distributions	(.12)		(.26)	(.38)
Total increase (decrease) in net asset value	2.27		1.92	(1.01)
Net asset value, ending	$28.21		$25.94	$24.02

Total return*	9.23%		9.12%	(2.29%)
Ratios to average net assets: A
Net investment income	.97	% (a)	1.08%	1.87%
Total expenses	1.22	% (a)	1.23%	1.28%
Expenses before offsets	1.22	% (a)	1.23%	1.28%
Net expenses	1.22	% (a)	1.23%	1.28%
Portfolio turnover	54%		75%	57%
Net assets, ending (in thousands)	$447,311		$419,363	$404,542

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006 (z)
Net asset value, beginning	$31.37		$29.46	$28.25
Income from investment operations:
Net investment income	.57		.60	.55
Net realized and unrealized gain (loss)	(4.72)		1.88	1.12
Total from investment operations	(4.15)		2.48	1.67
Distributions from:
Net investment income	(.56)		(.57)	(.46)
Net realized gain	(1.63)		—	—
Total distributions	(2.19)		(.57)	(.46)
Total increase (decrease) in net asset value	(6.34)		1.91	1.21
Net asset value, ending	$25.03		$31.37	$29.46

Total return*	(14.13%)		8.47%	5.94%
Ratios to average net assets: A
Net investment income	2.03%		1.94%	1.90%
Total expenses	1.21%		1.20%	1.21%
Expenses before offsets	1.21%		1.20%	1.21%
Net expenses	1.20%		1.19%	1.20%
Portfolio turnover	77%		81%	73%
Net assets, ending (in thousands)	$434,069		$542,659	$525,740

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 103

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011		2010 (z)	2009
Net asset value, beginning	$25.73		$23.83	$24.84
Income from investment operations:
Net investment income (loss)	(.05)		.01	.13
Net realized and unrealized gain (loss)	2.28		1.90	(.99)
Total from investment operations	2.23		1.91	(.86)
Distributions from:
Net investment income	—		(.01)	(.15)
Net realized gain	—		—	***
Total distributions	—		(.01)	(.15)
Total increase (decrease) in net asset value	2.23		1.90	(1.01)
Net asset value, ending	$27.96		$25.73	$23.83

Total return*	8.67%		8.02%	(3.35%)
Ratios to average net assets:A
Net investment income	(.06	%) (a)	.04%	.82%
Total expenses	2.25	% (a)	2.27%	2.36%
Expenses before offsets	2.25	% (a)	2.27%	2.36%
Net expenses	2.25	% (a)	2.27%	2.35%
Portfolio turnover	54%		75%	57%
Net assets, ending (in thousands)	$11,816		$12,127	$14,294

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008		2007	2006 (z)
Net asset value, beginning	$31.13		$29.24	$28.05
Income from investment operations:
Net investment income	.28		.28	.27
Net realized and unrealized gain (loss)	(4.66)		1.89	1.10
Total from investment operations	(4.38)		2.17	1.37
Distributions from:
Net investment income	(.28)		(.28)	(.18)
Net realized gain	(1.63)			—
Total distributions	(1.91)		(.28)	(.18)
Total increase (decrease) in net asset value	(6.29)		1.89	1.19
Net asset value, ending	$24.84		$31.13	$29.24

Total return*	(14.93%)		7.45%	4.90%
Ratios to average net assets:A
Net investment income	1.05%		.99%	.95%
Total expenses	2.19%		2.15%	2.16%
Expenses before offsets	2.19%		2.15%	2.16%
Net expenses	2.18%		2.14%	2.15%
Portfolio turnover	77%		81%	73%
Net assets, ending (in thousands)	$17,939		$24,767	$27,805

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 104

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010 (z)	2009
Net asset value, beginning	$25.47		$23.58	$24.58
Income from investment operations:
Net investment income	.01		.05	.19
Net realized and unrealized gain (loss)	2.22		1.88	(1.01)
Total from investment operations	2.23		1.93	(.82)
Distributions from:
Net investment income	—		(.04)	(.18)
Net realized gain	—		—	***
Total distributions	—		(.04)	(.18)
Total increase (decrease) in net asset value	2.23		1.89	(1.00)
Net asset value, ending	$27.70		$25.47	$23.58

Total return*	8.76%		8.17%	(3.22%)
Ratios to average net assets:A
Net investment income	.10	% (a)	.19%	.95%
Total expenses	2.09	% (a)	2.12%	2.21%
Expenses before offsets	2.09	% (a)	2.12%	2.21%
Net expenses	2.09	% (a)	2.12%	2.21%
Portfolio turnover	54%		75%	57%
Net assets, ending (in thousands)	$26,443		$24,269	$21,810

			Years ended
	SEPTEMBER 30.		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006 (z)
Net asset value, beginning	$30.83		$28.95	$27.79
Income from investment operations:
Net investment income	.32		.32	.28
Net realized and unrealized gain (loss)	(4.64)		1.85	1.07
Total from investment operations	(4.32)		2.17	1.35
Distributions from:
Net investment income	(.30)		(.29)	(.19)
Net realized gain	(1.63)		—	—
Total distributions	(1.93)		(.29)	(.19)
Total increase (decrease) in net asset value	(6.25)		1.88	1.16
Net asset value, ending	$24.58		$30.83	$28.95

Total return*	(14.88%)		7.53%	4.87%
Ratios to average net assets:A
Net investment income	1.15%		1.07%	.99%
Total expenses	2.08%		2.07%	2.11%
Expenses before offsets	2.08%		2.07%	2.11%
Net expenses	2.08%		2.06%	2.10%
Portfolio turnover	77%		81%	73%
Net assets, ending (in thousands)	$24,631		$30,340	$27,547

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 105

BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010 (z)	2009
Net asset value, beginning	$26.22		$24.25	$25.27
Income from investment operations:
Net investment income	.21		.42	.52
Net realized and unrealized gain (loss)	2.27		1.93	(1.04)
Total from investment operations	2.48		2.35	(.52)
Distributions from:
Net investment income	(.19)		(.38)	(.50)
Net realized gain	—		—	***
Total distributions	(.19)		(.38)	(.50)
Total increase (decrease) in net asset value	2.29		1.97	(1.02)
Net asset value, ending	$28.51		$26.22	$24.25

Total return*	9.47%		9.72%	(1.76%)
Ratios to average net assets:A
Net investment income	1.47	% (a)	1.62%	2.42%
Total expenses	1.35	% (a)	1.09%	.89%
Expenses before offsets	.72	% (a)	.72%	.73%
Net expenses	.72	% (a)	.72%	.72%
Portfolio turnover	54%		75%	57%
Net assets, ending (in thousands)	$1,682		$1,518	$5,875

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008		2007	2006 (z)
Net asset value, beginning	$31.64		$29.70	$28.38
Income from investment operations:
Net investment income	.70		.76	.64
Net realized and unrealized gain (loss)	(4.75)		1.90	1.17
Total from investment operations	(4.05)		2.66	1.81
Distributions from:
Net investment income	(.69)		(.72)	(.49)
Net realized gain	(1.63)		—	—
Total distributions	(2.32)		(.72)	(.49)
Total increase (decrease) in net asset value	(6.37)		1.94	1.32
Net asset value, ending	$25.27		$31.64	$29.70

Total return*	(13.69%)		9.00%	6.43%
Ratios to average net assets:A
Net investment income	2.52%		2.40%	2.44%
Total expenses	.80%		.77%	1.07%
Expenses before offsets	.72%		.73%	.73%
Net expenses	.72%		.72%	.72%
Portfolio turnover	77%		81%	73%
Net assets, ending (in thousands)	$5,905		$8,721	$6,317

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 106

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010	2009
Net asset value, beginning	$16.01		$15.22	$15.14
Income from investment operations:
Net investment income	.20		.41	.53
Net realized and unrealized gain (loss)	(.26)		.86	.32
Total from investment operations	(.06)		1.27	.85
Distributions from:
Net investment income	(.20)		(.38)	(.51)
Net realized gain	(.16)		(.10)	(.26)
Total distributions	(.36)		(.48)	(.77)
Total increase (decrease) in net asset value	(.42)		.79	.08
Net asset value, ending	$15.59		$16.01	$15.22

Total return*	(.35%)		8.54%	6.11%
Ratios to average net assets:A
Net investment income	2.61	% (a)	2.63%	3.71%
Total expenses	1.14	% (a)	1.14%	1.15%
Expenses before offsets	1.14	% (a)	1.14%	1.15%
Net expenses	1.14	% (a)	1.14%	1.14%
Portfolio turnover	107%		78%	77%
Net assets, ending (in thousands)	$543,815		$593,364	$600,995

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$15.92		$15.83	$16.18
Income from investment operations:
Net investment income	.69		.69	.64
Net realized and unrealized gain (loss)	(.54)		.13	(.05)
Total from investment operations	.15		.82	.59
Distributions from:
Net investment income	(.68)		(.70)	(.64)
Net realized gain	(.25)		(.03)	(.30)
Total distributions	(.93)		(.73)	(.94)
Total increase (decrease) in net asset value	(.78)		.09	(.35)
Net asset value, ending	$15.14		$15.92	$15.83

Total return*	.86%		5.31%	3.82%
Ratios to average net assets:A
Net investment income	4.40%		4.41%	4.16%
Total expenses	1.10%		1.12%	1.14%
Expenses before offsets	1.10%		1.12%	1.14%
Net expenses	1.10%		1.11%	1.13%
Portfolio turnover	147%		190%	150%
Net assets, ending (in thousands)	$610,869		$453,813	$336,698

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 107

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

			PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011		2010	2009
Net asset value, beginning	$15.91		$15.12	$15.06
Income from investment operations:
Net investment income	.13		.25	.40
Net realized and unrealized gain (loss)	(.27)		.86	.29
Total from investment operations	(.14)		1.11	.69
Distributions from:
Net investment income	(.12)		(.22)	(.37)
Net realized gain	(.16)		(.10)	(.26)
Total distributions	(.28)		(.32)	(.63)
Total increase (decrease) in net asset value	(.42)		.79	.06
Net asset value, ending	$15.49		$15.91	$15.12

Total return*	(.87%)		7.47%	5.00%
Ratios to average net assets:A
Net investment income	1.55	% (a)	1.60%	2.81%
Total expenses	2.20	% (a)	2.18%	2.13%
Expenses before offsets	2.19	% (a)	2.18%	2.13%
Net expenses	2.19	% (a)	2.18%	2.11%
Portfolio turnover	107%		78%	77%
Net assets, ending (in thousands)	$7,115		$8,854	$11,878

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008		2007	2006
Net asset value, beginning	$15.84		$15.76	$16.11
Income from investment operations:
Net investment income	.54		.54	.50
Net realized and unrealized gain (loss)	(.54)		.12	(.05)
Total from investment operations	—		.66	.45
Distributions from:
Net investment income	(.53)		(.55)	(.50)
Net realized gain	(.25)		(.03)	(.30)
Total distributions	(.78)		(.58)	(.80)
Total increase (decrease) in net asset value	(.78)		.08	(.35)
Net asset value, ending	$15.06		$15.84	$15.76

Total return*	(.09%)		4.29%	2.89%
Ratios to average net assets:A
Net investment income	3.43%		3.43%	3.17%
Total expenses	2.07%		2.09%	2.09%
Expenses before offsets	2.07%		2.09%	2.09%
Net expenses	2.06%		2.08%	2.08%
Portfolio turnover	147%		190%	150%
Net assets, ending (in thousands)	$17,298		$14,834	$17,154

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 108

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

			PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2009	2008
Net asset value, beginning	$15.92		$15.13	$15.06
Income from investment operations:
Net investment income	.14		.29	.42
Net realized and unrealized gain (loss)	(.26)		.86	.31
Total from investment operations	(.12)		1.15	.73
Distributions from:
Net investment income	(.14)		(.26)	(.40)
Net realized gain	(.16)		(.10)	(.26)
Total distributions	(.30)		(.36)	(.66)
Total increase (decrease) in net asset value	(.42)		.79	.07
Net asset value, ending	$15.50		$15.92	$15.13

Total return*	(.76%)		7.73%	5.22%
Ratios to average net assets:A
Net investment income	1.81	% (a)	1.85%	2.93%
Total expenses	1.94	% (a)	1.91%	1.94%
Expenses before offsets	1.94	% (a)	1.91%	1.94%
Net expenses	1.94	% (a)	1.91%	1.92%
Portfolio turnover	107%		78%	77%
Net assets, ending (in thousands)	$49,057		$54,288	$56,578

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$15.83		$15.75	$16.09
Income from investment operations:
Net investment income	.56		.56	.51
Net realized and unrealized gain (loss)	(.53)		.12	(.04)
Total from investment operations	.03		.68	.47
Distributions from:
Net investment income	(.55)		(.57)	(.51)
Net realized gain	(.25)		(.03)	(.30)
Total distributions	(.80)		(.60)	(.81)
Total increase (decrease) in net asset value	(.77)		.08	(.34)
Net asset value, ending	$15.06		$15.83	$15.75

Total return*	.11%		4.41%	3.01%
Ratios to average net assets:A
Net investment income	3.60%		3.61%	3.31%
Total expenses	1.90%		1.92%	1.99%
Expenses before offsets	1.90%		1.92%	1.99%
Net expenses	1.89%		1.91%	1.98%
Portfolio turnover	147%		190%	150%
Net assets, ending (in thousands)	$52,869		$36,202	$27,447

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 109

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010	2009
Net asset value, beginning	$16.03		$15.23	$15.16
Income from investment operations:
Net investment income	.25		.50	.63
Net realized and unrealized gain (loss)	(.26)		.88	.31
Total from investment operations	(.01)		1.38	.94
Distributions from:
Net investment income	(.25)		(.48)	(.61)
Net realized gain	(.16)		(.10)	(.26)
Total distributions	(.41)		(.58)	(.87)
Total increase (decrease) in net asset value	(.42)		.80	.07
Net asset value, ending	$15.61		$16.03	$15.23

Total return*	(.05%)		9.26%	6.74%
Ratios to average net assets:A
Net investment income	3.24	% (a)	3.24%	4.35%
Total expenses	.52	% (a)	.52%	.54%
Expenses before offsets	.52	% (a)	.52%	.54%
Net expenses	.52	% (a)	.52%	.52%
Portfolio turnover	107%		78%	77%
Net assets, ending (in thousands)	$228,525		$213,621	$187,496

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008		2007	2006
Net asset value, beginning	$15.94		$15.85	$16.18
Income from investment operations:
Net investment income	.78		.78	.73
Net realized and unrealized gain (loss)	(.54)		.13	(.04)
Total from investment operations	.24		.91	.69
Distributions from:
Net investment income	(.77)		(.79)	(.72)
Net realized gain	(.25)		(.03)	(.30)
Total distributions	(1.02)		(.82)	(1.02)
Total increase (decrease) in net asset value	(.78)		.09	(.33)
Net asset value, ending	$15.16		$15.94	$15.85

Total return*	1.45%		5.89%	4.48%
Ratios to average net assets:A
Net investment income	4.98%		4.99%	4.77%
Total expenses	.52%		.53%	.56%
Expenses before offsets	.52%		.53%	.56%
Net expenses	.51%		.52%	.55%
Portfolio turnover	147%		190%	150%
Net assets, ending (in thousands)	$208,076		$152,871	$74,714

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 110

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class y shares	2011		2010	2009	#
Net asset value, beginning	$16.08		$15.25	$14.33
Income from investment operations:
Net investment income	.23		.41	.48
Net realized and unrealized gain (loss)	(.26)		.91	1.17
Total from investment operations	(.03)		1.32	1.65
Distributions from:
Net investment income	(.23)		(.39)	(.47)
Net realized gain	(.16)		(.10)	(.26)
Total distributions	(.39)		(.49)	(.73)
Total increase (decrease) in net asset value	(.42)		.83	.92
Net asset value, ending	$15.66		$16.08	$15.25

Total return*	(.21%)		8.83%	11.97%
Ratios to average net assets:A
Net investment income	2.91	% (a)	2.71%	3.36	% (a)
Total expenses	.85	% (a)	1.00%	5.39	% (a)
Expenses before offsets	.85	% (a)	.92%	.93	% (a)
Net expenses	.85	% (a)	.92%	.92	% (a)
Portfolio turnover	107%		78%	69%
Net assets, ending (in thousands)	$14,321		$14,336	$628

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 111

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010 (z)	2009 (z)
Net asset value, beginning	$32.56		$29.25	$32.92
Income from investment operations:
Net investment income (loss)	(.03)		(.04)	.06
Net realized and unrealized gain (loss)	5.74		3.39	(1.81)
Total from investment operations	5.71		3.35	(1.75)
Distributions from:
Net investment income	—		(.04)	—
Net realized gain	—		—	(1.92)
Total distributions	—		(.04)	(1.92)
Total increase (decrease) in net asset value	5.71		3.31	(3.67)
Net asset value, ending	$38.27		$32.56	$29.25

Total return*	17.54%		11.44%	(3.46%)
Ratios to average net assets:A
Net investment income (loss)	(.18	%) (a)	(.13%)	.23%
Total expenses	1.20	% (a)	1.22%	1.28%
Expenses before offsets	1.20	% (a)	1.22%	1.28%
Net expenses	1.20	% (a)	1.22%	1.28%
Portfolio turnover	22%		39%	38%
Net assets, ending (in thousands)	$1,239,137		$980,605	$837,205

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$41.06		$37.15	$35.38
Income from investment operations:
Net investment income (loss)	(.02)		**	(.02)
Net realized and unrealized gain (loss)	(5.69)		5.50	2.38
Total from investment operations	(5.71)		5.50	2.36
Distributions from:
Net realized gain	(2.43)		(1.59)	(.59)
Total distributions	(2.43)		(1.59)	(.59)
Total increase (decrease) in net asset value	(8.14)		3.91	1.77
Net asset value, ending	$32.92		$41.06	$37.15

Total return*	(14.85%)		15.23%	6.74%
Ratios to average net assets:A
Net investment income (loss)	(.05%)		(.01%)	(.06%)
Total expenses	1.21%		1.21%	1.23%
Expenses before offsets	1.21%		1.21%	1.23%
Net expenses	1.20%		1.21%	1.23%
Portfolio turnover	51%		35%	35%
Net assets, ending (in thousands)	$834,312		$1,000,992	$907,459

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 112

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011		2010 (z)	2009 (z)
Net asset value, beginning	$28.34		$25.67	$29.46
Income from investment operations:
Net investment income (loss)	(.19)		(.28)	(.15)
Net realized and unrealized gain (loss)	5.02		2.95	(1.72)
Total from investment operations	4.83		2.67	(1.87)
Distributions from:
Net realized gain	—		—	(1.92)
Total distributions	—		—	(1.92)
Total increase (decrease) in net asset value	4.83		2.67	(3.79)
Net asset value, ending	$33.17		$28.34	$25.67

Total return*	17.04%		10.40%	(4.34%)
Ratios to average net assets:A
Net investment income (loss)	(1.11	%) (a)	(1.03%)	(.69%)
Total expenses	2.09	% (a)	2.13%	2.22%
Expenses before offsets	2.09	% (a)	2.13%	2.22%
Net expenses	2.09	% (a)	2.13%	2.22%
Portfolio turnover	22%		39%	38%
Net assets, ending (in thousands)	$35,147		$35,761	$45,648

	Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008		2007	2006
Net asset value, beginning	$37.29		$34.15	$32.84
Income from investment operations:
Net investment income (loss)	(.33)		(.33)	(.32)
Net realized and unrealized gain (loss)	(5.07)		5.06	2.22
Total from investment operations	(5.40)		4.73	1.90
Distributions from:
Net realized gain	(2.43)		(1.59)	(.59)
Total distributions	(2.43)		(1.59)	(.59)
Total increase (decrease) in net asset value	(7.83)		3.14	1.31
Net asset value, ending	$29.46		$37.29	$34.15

Total return*	(15.56%)		14.28%	5.85%
Ratios to average net assets:A
Net investment income (loss)	(.89%)		(.84%)	(.90%)
Total expenses	2.05%		2.04%	2.06%
Expenses before offsets	2.05%		2.04%	2.06%
Net expenses	2.05%		2.04%	2.06%
Portfolio turnover	51%		35%	35%
Net assets, ending (in thousands)	$59,438		$87,476	$95,903

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 113

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010 (z)	2009 (z)
Net asset value, beginning	$26.15		$23.65	$27.32
Income from investment operations:.
Net investment income (loss)	(.14)		(.23)	(.11)
Net realized and unrealized gain (loss)	4.61		2.73	(1.64)
Total from investment operations	4.47		2.50	(1.75)
Distributions from:
Net realized gain	—		—	(1.92)
Total distributions	—		—	(1.92)
Total increase (decrease) in net asset value	4.47		2.50	(3.67)
Net asset value, ending	$30.62		$26.15	$23.65

Total return*	17.09%		10.57%	(4.23%)
Ratios to average net assets:A
Net investment income (loss)	(.96	%) (a)	(.92%)	(.57%)
Total expenses	1.97	% (a)	2.01%	2.09%
Expenses before offsets	1.97	% (a)	2.01%	2.09%
Net expenses	1.97	% (a)	2.01%	2.08%
Portfolio turnover	22%		39%	38%
Net assets, ending (in thousands)	$117,160		$97,961	$87,512

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$34.73		$31.89	$30.68
Income from investment operations:.
Net investment income (loss)	(.25)		(.25)	(.26)
Net realized and unrealized gain (loss)	(4.73)		4.68	2.06
Total from investment operations	(4.98)		4.43	1.80
Distributions from:
Net realized gain	(2.43)		(1.59)	(.59)
Total distributions	(2.43)		(1.59)	(.59)
Total increase (decrease) in net asset value	(7.41)		2.84	1.21
Net asset value, ending	$27.32		$34.73	$31.89

Total return*	(15.49%)		14.35%	5.93%
Ratios to average net assets:A
Net investment income (loss)	(.81%)		(.76%)	(.82%)
Total expenses	1.97%		1.96%	1.99%
Expenses before offsets	1.97%		1.96%	1.99%
Net expenses	1.96%		1.96%	1.98%
Portfolio turnover	51%		35%	35%
Net assets, ending (in thousands)	$97,327		$119,917	$109,468

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 114

EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011		2010 (z)	2009 (z)
Net asset value, beginning	$34.66		$31.04	$34.58
Income from investment operations:
Net investment income	.06		.14	.21
Net realized and unrealized gain (loss)	6.13		3.59	(1.83)
Total from investment operations	6.19		3.73	(1.62)
Distributions from:
Net investment income	—		(.11)	—
Net realized gain	—		—	(1.92)
Total distributions	—		(.11)	(1.92)
Total increase (decrease) in net asset value	6.19		3.62	(3.54)
Net asset value, ending	$40.85		$34.66	$31.04

Total return*	17.86%		12.04%	(2.88%)
Ratios to average net assets:A
Net investment income	.36	% (a)	.42%	.79%
Total expenses	.67	% (a)	.68%	.70%
Expenses before offsets	.67	% (a)	.68%	.70%
Net expenses	.67	% (a)	.68%	.70%
Portfolio turnover	22%		39%	38%
Net assets, ending (in thousands)	$294,330		$198,553	$156,430

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008		2007	2006
Net asset value, beginning	$42.79		$38.44	$36.40
Income from investment operations:
Net investment income	.20		.21	.17
Net realized and unrealized gain (loss)	(5.98)		5.73	2.46
Total from investment operations	(5.78)		5.94	2.63
Distributions from:
Net realized gain	(2.43)		(1.59)	(.59)
Total distributions	(2.43)		(1.59)	(.59)
Total increase (decrease) in net asset value	(8.21)		4.35	2.04
Net asset value, ending	$34.58		$42.79	$38.44

Total return*	(14.39%)		15.88%	7.30%
Ratios to average net assets:A
Net investment income	.49%		.53%	.49%
Total expenses	.67%		.67%	.68%
Expenses before offsets	.67%		.67%	.68%
Net expenses	.67%		.66%	.67%
Portfolio turnover	51%		35%	35%
Net assets, ending (in thousands)	$118,423		$170,767	$163,685

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 115

EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS

			PerIods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class y shares	2011		2010 (z)	2009	# (z)
Net asset value, beginning	$32.78		$29.35	$27.35
Income from investment operations:
Net investment income	.03		.02	.08
Net realized and unrealized gain	5.79		3.42	3.84
Total from investment operations	5.82		3.44	3.92
Distributions from:
Net investment income	—		(.01)	—
Net realized gain	—		—	(1.92)
Total distributions	—		(.01)	(1.92)
Total increase (decrease) in net asset value	5.82		3.43	2.00
Net asset value, ending	$38.60		$32.78	$29.35

Total return*	17.75%		11.73%	16.59%
Ratios to average net assets:A
Net investment income	.21	% (a)	.08%	.34	% (a)
Total expenses	.88	% (a)	1.14%	11.72	% (a)
Expenses before offsets	.88	% (a)	.96%	.96	% (a)
Net expenses	.88	% (a)	.96%	.96	% (a)
Portfolio turnover	22%		39%	35%
Net assets, ending (in thousands)	$23,354		$11,811	$483

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 116

ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011	(z)	2010 (z)	2009 (z)
Net asset value, beginning	$15.02		$13.62	$14.93
Income from investment operations:
Net investment income	.06		.07	.12
Net realized and unrealized gain (loss)	2.14		1.44	(1.25)
Total from investment operations	2.20		1.51	(1.13)
Distributions from:
Net investment income	(.08)		(.11)	(.18)
Total distributions	(.08)		(.11)	(.18)
Total increase (decrease) in net asset value	2.12		1.40	(1.31)
Net asset value, ending	$17.14		$15.02	$13.62

Total return*	14.68%		11.10%	(7.22%)
Ratios to average net assets:A
Net investment income	.73	% (a)	.47%	1.10%
Total expenses	1.45	% (a)	1.48%	1.54%
Expenses before offsets	1.35	% (a)	1.38%	1.44%
Net expenses	1.35	% (a)	1.38%	1.43%
Portfolio turnover	55%		109%	111%
Net assets, ending (in thousands)	$38,210		$34,563	$33,040

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$20.49		$19.75	$18.76
Income from investment operations:
Net investment income	.15		.13	.10
Net realized and unrealized gain (loss)	(4.52)		1.53	1.51
Total from investment operations	(4.37)		1.66	1.61
Distributions from:
Net investment income	(.11)		(.09)	(.06)
Net realized gain	(1.08)		(.83)	(.56)
Total distributions	(1.19)		(.92)	(.62)
Total increase (decrease) in net asset value	(5.56)		.74	.99
Net asset value, ending	$14.93		$20.49	$19.75

Total return*	(22.57%)		8.58%	8.79%
Ratios to average net assets:A
Net investment income	.84%		.66%	.56%
Total expenses	1.36%		1.33%	1.36%
Expenses before offsets	1.26%		1.23%	1.26%
Net expenses	1.24%		1.20%	1.23%
Portfolio turnover	46%		56%	47%
Net assets, ending (in thousands)	$45,345		$65,209	$58,020

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 117

ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2011	(z)	2010 (z)	2009 (z)
Net asset value, beginning	$13.57		$12.36	$13.51
Income from investment operations:
Net investment income (loss)	(.04)		(.11)	(.03)
Net realized and unrealized gain (loss)	1.92		1.32	(1.12)
Total from investment operations	1.88		1.21	(1.15)
Total increase (decrease) in net asset value	1.88		1.21	(1.15)
Net asset value, ending	$15.45		$13.57	$12.36

Total return*	13.85%		9.79%	(8.51%)
Ratios to average net assets:A
Net investment income (loss)	(.58	%) (a)	(.82%)	(.26%)
Total expenses	2.76	% (a)	2.78%	2.97%
Expenses before offsets	2.66	% (a)	2.67%	2.83%
Net expenses	2.66	% (a)	2.67%	2.83%
Portfolio turnover	55%		109%	111%
Net assets, ending (in thousands)	$2,284		$2,329	$2,768

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class B shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.72		$18.20	$17.43
Income from investment operations:
Net investment income (loss)	(.04)		(.06)	(.07)
Net realized and unrealized gain (loss)	(4.09)		1.41	1.40
Total from investment operations	(4.13)		1.35	1.33
Distributions from:
Net realized gain	(1.08)		(.83)	(.56)
Total distributions	(1.08)		(.83)	(.56)
Total increase (decrease) in net asset value	(5.21)		.52	.77
Net asset value, ending	$13.51		$18.72	$18.20

Total return*	(23.36%)		7.55%	7.78%
Ratios to average net assets:A
Net investment income (loss)	(.23%)		(.30%)	(.38%)
Total expenses	2.41%		2.29%	2.30%
Expenses before offsets	2.31%		2.19%	2.20%
Net expenses	2.30%		2.16%	2.17%
Portfolio turnover	46%		56%	47%
Net assets, ending (in thousands)	$4,003		$7,257	$8,156

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 118

ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011	(z)	2010 (z)	2009 (z)
Net asset value, beginning	$13.75		$12.48	$13.61
Income from investment operations:
Net investment income (loss)	(.01)		(.06)	.01
Net realized and unrealized gain (loss)	1.95		1.33	(1.12)
Total from investment operations	1.94		1.27	(1.11)
Distributions from:
Net investment income	—		—	(.02)
Total distributions	—		—	(.02)
Total increase (decrease) in net asset value	1.94		1.27	(1.13)
Net asset value, ending	$15.69		$13.75	$12.48

Total return*	14.11%		10.18%	(8.09%)
Ratios to average net assets:A
Net investment income (loss)	(.18	%) (a)	(.46%)	.12%
Total expenses	2.36	% (a)	2.42%	2.52%
Expenses before offsets	2.26	% (a)	2.32%	2.41%
Net expenses	2.26	% (a)	2.32%	2.41%
Portfolio turnover	55%		109%	111%
Net assets, ending (in thousands)	$7,138		$6,297	$5,767

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.82		$18.27	$17.50
Income from investment operations:
Net investment income (loss)	—		(.04)	(.06)
Net realized and unrealized gain (loss)	(4.13)		1.42	1.39
Total from investment operations	(4.13)		1.38	1.33
Distributions from:
Net realized gain	(1.08)		(.83)	(.56)
Total distributions	(1.08)		(.83)	(.56)
Total increase (decrease) in net asset value	(5.21)		.55	.77
Net asset value, ending	$13.61		$18.82	$18.27

Total return*	(23.23%)		7.69%	7.75%
Ratios to average net assets:A
Net investment income (loss)	(.03%)		(.20%)	(.33%)
Total expenses	2.22%		2.19%	2.25%
Expenses before offsets	2.12%		2.09%	2.15%
Net expenses	2.10%		2.06%	2.12%
Portfolio turnover	46%		56%	47%
Net assets, ending (in thousands)	$6,631		$10,089	$7,846

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 119

ENHANCED EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2011	(z)	2010 (z)	2009 (z)
Net asset value, beginning	$15.29		$13.83	$15.13
Income from investment operations:
Net investment income	.10		.15	.20
Net realized and unrealized gain (loss)	2.18		1.47	(1.27)
Total from investment operations	2.28		1.62	(1.07)
Distributions from:
Net investment income	(.16)		(.16)	(.23)
Total distributions	(.16)		(.16)	(.23)
Total increase (decrease) in net asset value	2.12		1.46	(1.30)
Net asset value, ending	$17.41		$15.29	$13.83

Total return*	14.96%		11.77%	(6.64%)
Ratios to average net assets:A
Net investment income	1.27	% (a)	1.04%	1.70%
Total expenses	.90	% (a)	.91%	.95%
Expenses before offsets	.80	% (a)	.81%	.81%
Net expenses	.80	% (a)	.81%	.81%
Portfolio turnover	55%		109%	111%
Net assets, ending (in thousands)	$36,428		$30,524	$25,174

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class I shares	2008	(z)	2007 (z)	2006 (z)
Net asset value, beginning	$20.67		$19.83	$18.75
Income from investment operations:
Net investment income	.24		.22	.19
Net realized and unrealized gain (loss)	(4.56)		1.55	1.50
Total from investment operations	(4.32)		1.77	1.69
Distributions from:
Net investment income	(.14)		(.10)	(.05)
Net realized gain	(1.08)		(.83)	(.56)
Total distributions	(1.22)		(.93)	(.61)
Total increase (decrease) in net asset value	(5.54)		.84	1.08
Net asset value, ending	$15.13		$20.67	$19.83

Total return*	(22.13%)		9.09%	9.19%
Ratios to average net assets:A
Net investment income	1.36%		1.09%	.99%
Total expenses	.85%		.88%	1.20%
Expenses before offsets	.75%		.78%	.84%
Net expenses	.74%		.76%	.81%
Portfolio turnover	46%		56%	47%
Net assets, ending (in thousands)	$23,364		$24,663	$9,464

See notes to financial highlights.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 120

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Amount was less than (.01) per share.
***	Distribution was less than .01 per share.
****	Amount was less than .001 per share.
*****	Distribution was less than .001 per share.
#	From October 31, 2008 inception.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 121

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 122

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report. fInancIal hIghlIghts

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 123

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Bond Portfolio, Money Market Portfolio and Enhanced Equity Portfolio

At a meeting held on December 7, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 124

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints, if applicable; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following: Money Market Portfolio. For the one-, three- and five-year periods ended June 30, 2010, the Portfolio performed above the median of its peer group. The Portfolio performed at the Lipper index for the one-year period ended June 30, 2010, outperformed its Lipper Index for the three-year period ended June 30, 2010, and underperformed its Lipper Index for the five-year period ended June 30, 2010. Based upon its review of various factors, the Board concluded that the Portfolio’s performance was satisfactory.

Bond Portfolio. The Portfolio performed below the median of its peer group for the

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 125

one-, three- and five-year periods ended June 30, 2010, The Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance and its continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

Enhanced Equity Portfolio. For the one-year period ended June 30, 2010, the Portfolio performed above the median of its peer universe, and the Portfolio performed below the median of its peer universe for the three- and five-year periods ended June 30, 2010. The Portfolio outperformed its Lipper index for the one-year period ended June 30, 2010 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2010. The Board noted management’s discussion of the Portfolio’s performance, including certain measures management had taken to address the Portfolio’s underperformance. The Board noted that the Advisor had assumed day-to-day management of this Portfolio in September 2009 and that since that time the Portfolio’s performance had improved relative to its benchmark. The Board considered the Advisor’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following: Money Market Portfolio. The Portfolio’s advisory fee was above the median of its peer group and the Portfolio’s total expenses were above the median of its peer group The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio’s advisory fee (after taking into account waivers and/or reimbursements) was above the median of its peer universe and total expenses

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 126

(net of waivers and/or reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolios. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class I shares, as well as the Advisor’s voluntary waiver of a portion of its advisory fee (for all classes) of the Portfolio. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board noted that the Advisor had reimbursed expenses of the Portfolios. With respect to the Bond Portfolio, the Trustees also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. With respect to the Enhanced Equity Portfolio, the Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I shares and the Advisor’s voluntary waiver of a portion of its advisory fee (for all classes). The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and potential growth on its performance and fees. The Board took into account that the Bond Portfolio’s and Enhanced Equity Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified assets levels as the Portfolio’s assets increased. The Board noted that neither the Bond Portfolio nor the Enhanced Equity Portfolio had yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. With respect to the Money Market Portfolio, the Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio’s current size. With respect to the Portfolios, the Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 127

evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to the Money Market Portfolio and Enhanced Equity Portfolio, the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices, and with respect to the Bond Portfolio, appropriate action is being taken with respect to the performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Balanced Portfolio and Equity Portfolio

At a meeting held on December 7, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative per-

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 128

formance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of each Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Trustees’ meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor’s management style and its performance in employing its investment strategies for the fixed-income portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Funds. The Board discussed the Advisor’s effectiveness in monitoring the performance of each Portfolio’s Subadvisor(s) and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios’ performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following: Balanced Portfolio. For the one- and three- year periods ended June 30, 2010, the Portfolio performed above the median of its peer group, and the Portfolio performed below the median of its peer group for the five-year period ended June 30, 2010. The Portfolio underperformed its Lipper index for the one- and five-year periods ended June 30, 2010 and outperformed its Lipper index for the three-year period ended June 30, 2010. The Board took into account the steps management had taken to address the Portfolio’s underperformance, including replacing one subadvisor in June 2008 and reallocating a portion of the Portfolio’s assets to one of the remaining subadvisors. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 129

Equity Portfolio. For the one-, three- and five-year periods ended June 30, 2010, the Portfolio performed above the median of its peer group. The Portfolio outperformed its Lipper Index for the same periods. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following: Balanced Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also noted the Advisor’s current undertaking to maintain expense limitations for Class I, as well as the Advisor’s current undertaking to voluntarily waive a portion of its advisory fee (for all classes) above a certain asset level. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Equity Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for Class Y. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Balanced Portfolio, the Board noted that the Advisor had reimbursed expenses of the Portfolio. With respect to the Balanced Portfolio , the Board also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class I shares and the Advisor’s current undertaking to voluntarily waive a portion of its advisory fee (for all classes). With respect to Equity Portfolio, the Board noted the Advisor’s

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 130

current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors’ subadvisory fees out of the advisory fees it received from the Portfolios. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio’s current size and potential growth on its performance and fees. The Board took into account that each Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified asset levels as the Portfolio’s assets increased. With respect to both of the Portfolios, the Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; the performance record of the Portfolio that each Subadvisor subadvised and each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio’s performance during the one-, three-and five-year periods ended June 30, 2010 as compared to that Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 131

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm’s length. In addition, the Board took into account the fees the Portfolios’ Subadvisors charged to their other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because the Advisor pays the respective Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s-length by the Advisor, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the respective Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

conclusIons

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor (with respect to the Balanced Portfolio) and Subadvisor are qualified to manage the respective Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisor are likely to execute their investment strategies consistently over time; (e) with respect to each Portfolio, the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Portfolio’s advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 132

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000
North Bethesda, Maryland 20814

INFORMATION REGARDING CALVERT OPERATING COMPANY

NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies will be renamed as indicated:

Current Company Name	Company Name on 4/30/11	Company Description

Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each
operating company listed
below

Calvert Asset Management	Calvert Investment	Investment advisor to the
Company, Inc.	Management, Inc.	Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors,	Principal underwriter
	Inc.	and distributor for the
Calvert Funds

Calvert Administrative	Calvert Investment	Administrative services
Services Company	Administrative Services, Inc.	provider for the Calvert
Funds

Calvert Shareholder	Calvert Investment Services,	Shareholder servicing
Services, Inc.	Inc.	provider for the Calvert
Funds

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE
OF CONTENTS

4	President’s Letter
7	SRI Update
10	Portfolio Management Discussion
19	Shareholder Expense Example
22	Statements of Net Assets
25	Statements of Operations
26	Statements of Changes in Net Assets
31	Notes to Financial Statements
37	Financial Highlights
46	Explanation of Financial Tables
48	Proxy Voting and
Availability of Quarterly Portfolio Holdings
48	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholder:

     The financial markets ended the six-month reporting period on a high note. The Federal Reserve’s announcement in the fall of 2010 of a second round of quantitative easing (QE2) initially buoyed the markets, which were further bolstered by the extension in December of the Bush-era tax cuts for all income levels. The resulting increase in U.S. consumer spending and confidence helped drive a year-end rally.

This calm lasted until new storms arrived in the beginning of 2011. Civil and political unrest in the Middle East and North Africa sent the price of energy soaring and heightened energy security concerns in many countries around the world. In March, the tragic earthquake and tsunami struck Japan. Our sympathies go out to the people of Japan who lost loved ones in this disaster. The earthquake—and its impact on the country’s nuclear reactors—roiled global financial markets. The cumulative effect of these events sparked a stock market sell-off before equities rebounded strongly in the final two weeks of the reporting period.

Markets Continue to Pick Up Steam

The stock market generally continued its upward momentum throughout the six-month period—with help from a strong fourth-quarter earnings season. Both U.S. growth- and value-oriented stocks reported significant gains across all capitalizations. In fact, the large-cap Russell 1000 Index and Standard & Poor’s 500 Index rose 18.13% and 17.31%, respectively, for the six-month period. Small- and mid-cap indices posted even higher returns as investors’ appetite for risk continued to strengthen.

However, continued uncertainty about the sovereign debt situation in some European countries as well as a drag from emerging markets tempered returns abroad, with the MSCI EAFE Index of international stocks returning 10.33% for the six-month period. Also, corporate bonds edged down slightly for the period, with the Barclays Capital U.S. Credit Index returning -0.98%. Money market returns remained flat, reflecting the Fed’s efforts to keep its target interest rate low.

Board Diversity and Company Competitiveness

At Calvert, we believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace and to potentially outperform their peers. As a result, we continue to use our role as sustainable and responsible investors to encourage companies to clearly define diversity as inclusive of gender, ethnic, and racial backgrounds and to publicly commit to increasing diversity—on their boards and throughout their organizations.

We celebrated the first anniversary of the publication of the Women’s Empowerment Principles (WEP) and the 100th anniversary of International Women’s Day in March with a two-day event sponsored by the United Nations Women and the United Nations Global Compact. The WEP were established through collaboration between

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 4

the United Nations Women and the United Nations Global Compact in March 2010. Calvert continues to be an integral player in furthering the adoption of the WEP across the globe. In fact, more than 140 CEOs worldwide have signed a statement of support for the WEP, in part due to Calvert’s efforts.

Also, our October 2010 diversity report “Examining the Cracks in the Ceiling” has been making news by being cited in more than 40 articles from outlets such as The Washington Post, Forbes, and The New York Times. While we are pleased to see such strong media interest in this topic, we’re even more pleased that the report has led to Calvert having conversations with more than a dozen companies about their diversity scores and actions they can take to improve their overall diversity performance.

Opportunities and Challenges Ahead

Overall, we are encouraged by the market’s ability to move ahead despite the recent troubles in the Middle East and Japan, and we expect a slow, gradual economic recovery to continue throughout the remainder of the year. A low core inflation rate (which excludes food and energy prices) will likely facilitate economic growth, while continued debt reduction, lingering high unemployment, and a struggling housing market should limit gains. Energy prices will remain a challenge until we see more resolution of the issues in the Middle East and North Africa. Of course, more geopolitical crises, rising commodity prices, and inflation spikes could certainly dampen the markets.

In short, we are optimistic and believe the markets, the global economy, and your Calvert funds can successfully navigate through any temporary setbacks that may lie ahead.

Discuss Your Portfolio Allocations with Your Advisor

Given the market shifts we have experienced, your overall portfolio asset allocation and investment strategy may no longer match your needs. Therefore, we recommend reviewing these with your financial advisor to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your financial goals, time horizon, and risk tolerance.

We encourage you to visit our website, www.calvert.com, for fund information and updates as well as market and economic commentary from Calvert professionals.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 5

As noted elsewhere in this report, the Calvert operating companies that provide services to the funds will change their names effective April 30, 2011. As part of the changes, Calvert Group, Ltd. will be known as Calvert Investments, Inc., and the funds’ advisor, Calvert Asset Management Company, Inc., will be known as Calvert Investment Management, Inc. As always, we appreciate your investing with Calvert.

Barbara J. Krumsiek

President and CEO

Calvert Investments, Inc.

April 2011

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 6

SRI
Update

from the Calvert Sustainability Research Department

Responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Corporate & Board Diversity

The newly released version of the Calvert report, “Examining the Cracks in the Ceiling: A Survey of Corporate Diversity Practices of the S&P 100,” revealed that women are still significantly underrepresented on corporate boards (18%) and in C-level executive positions (8.4%)—despite comprising more than half the workforce.

Another disappointment was learning that 37% of the companies disclose no demographic data on employees—such as race, ethnicity and gender—which is necessary to evaluate a company’s progress. Only eight companies disclose full EEO-1 data, which is a full breakdown of the workforce by race and gender across employment categories.

As an investor, Calvert believes companies that combine competitive financial performance with fair and equitable working environments—where diversity is not only tolerated but embraced—are more likely to recognize gains in both the workplace and marketplace and be better positioned to generate long-term value for their shareholders.

Green Homebuilding

In October, Calvert released “A Green Recovery for America’s Homebuilders? A Survey of Sustainable Practices by the Homebuilding Industry.” This updated version of our 2008 report on America’s 10 largest publicly traded homebuilders shows they have started to improve their policies and practices related to the environment and resources, but much progress remains to be seen.

Out of 42 possible points, the average total sustainability score was just over six points, or 15%. All 10 homebuilders have made some effort to develop environmental policies or practices or offer environmental products. However, there is a big difference in the level of commitment to sustainability and the penetration of “green” homes in each company’s product mix.

In the homebuilder rankings, KB Home and Pulte remained in the top two spots, while Meritage Homes and Toll Brothers had the biggest improvements—each moving up five spots. DR Horton and Ryland Homes fell back four and three places, respectively.

Climate Change

Calvert has continued its corporate engagement and policy work in support of energy efficiency, alternative energy, and reductions in greenhouse gas emissions. We have also been ramping up our work on climate change adaptation. Leading scientists believe that even if we stop producing greenhouse gasses tomorrow, a certain amount of climate

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 7

change will still happen because of the carbon dioxide and other pollutants already in the atmosphere.

As a result, Calvert has been collaborating with Oxfam America to highlight the risks U.S. companies face from climate change as well as the opportunities for innovation and new business that corporate solutions could offer. In November 2010, we helped facilitate a high-level roundtable on Capitol Hill hosted by Oxfam for members of Congress, key congressional staff, and companies such as John Deere, Johnson Controls, and Starbucks to discuss these topics.

Calvert and Oxfam are now helping some of the attending companies form a business coalition to assist corporations and vulnerable communities in their adaptation to the effects of climate change. The new coalition would publish case studies and best practices as well as promote public policies related to climate change adaptation and resiliency.

On the shareholder advocacy front, Calvert has filed shareholder proposals with three companies asking them to clarify what they are doing to manage their risks related to climate change—two of these proposals have already been successfully withdrawn.

Overall Shareholder Advocacy Efforts

In all, Calvert has filed 35 resolutions to date in the 2011 proxy season and 22 have already been successfully withdrawn after the companies agreed to the terms of the resolution. In addition to the resolutions cited above, six focused on sustainability reporting, four on political contributions, and seven on climate principles.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. For example, Calvert Equity Portfolio recently invested in the DBL Equity Fund-BAEF II, LP, which invests in private, mid- to late-stage growth companies—primarily in the clean tech, health care, information technology, and sustainability-oriented industries—ocated near low- and moderate-income communities in San Francisco and adjoining states. The Fund will assist its portfolio companies in creating and implementing their Second Bottom Line strategy in job creation, job quality, and environmental stewardship.

Calvert International Equity Fund invested in FINAE, S.A.P.I. de C.V. SOFOM ENR, a company that provides college loans to students from low- and middle-income families in Mexico. Students are selected by universities for their academic talent and financial need, and screened by FINAE for their repayment capacity.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 8

As of March 31, 2011, DBL Equity Fund –BAEF II, LP represented 0.02% of Calvert Equity Portfolio; FINAE represented 0.26% of Calvert International Equity Fund. All holdings are subject to change without notice.

As of March 31, 2011, the following companies represent the following percentages of net assets: KB Home represented 0.20% of Calvert Small Cap Fund; Pulte represented 0.03% of Calvert Social Index Fund; Meritage Homes represented 0% of all Calvert equity funds; DR Horton represented 0.04% of Calvert Social Index Fund; Ryland represented 0% of all Calvert equity funds; John Deere represented 1.53% of Calvert Balanced Portfolio and 0.52% of Calvert Social Index Fund; Johnson Controls represented 0.36% of Calvert Social Index Fund; Starbucks represented 0.35% of Calvert Social Index Fund, 2.01% of Calvert Equity Portfolio, and 1.65% of Calvert Enhanced Equity Portfolio; General Cable represented 1.74% of Calvert Capital Accumulation Fund and 0.03% of Calvert Social Index Fund; and WABCO Holdings represented 2.73% of Calvert Capital Accumulation Fund and 0.05% of Calvert Social Index Fund. All holdings are subject to change without notice.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 9

PORTFOLIO MANAGEMENT DISCUSSION

Natalie A. Trunow,

Senior Vice President, Chief Investment Officer -- Equities,
Calvert Investment Management, Inc.

Performance

The Calvert Asset Allocation Funds produced mixed results for the six-month period. Here are the results relative to their benchmarks:

Calvert Conservative Allocation Fund Class A shares (at NAV) returned 4.44%, outperforming its benchmark, the Barclays Capital U.S. Credit Index, which returned -0.98% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indices1 that more closely reflects how Calvert manages the Fund returned 4.41%.

		% OF TOTAL
ASSET ALLOCATION		INVESTMENTS
Domestic Equity Mutual Funds		26%
International and Global
Equity Mutual Funds		8%
Fixed Income Mutual Funds		66%
Total		100%

Investment	6 Months	12 Months
Performance	ended	ended
(total retUrn at nav*)	3/31/11	3/31/11
Class A	4.44%	7.92%
Class C	3.78%	6.64%
Barclays Capital U.S.
Credit Index**	-0.98%	7.01%
Conservative Allocation
Composite Index**	4.41%	9.01%
Lipper Mixed-Asset
Target Alloc.
Conservative
Funds Avg	5.58%	9.28%

Calvert Moderate Allocation Fund Class A shares (at NAV) returned 9.74% during the period, underperforming its benchmark, the Russell 3000 Index, which returned 18.71%. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indices2 which more closely reflects how Calvert manages the Fund returned 10.47%.

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

** In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 10

*      Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**    In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Moderate Allocation Composite Index, in order to adopt an index that is not blended. The Fund also con- tinues to show the Moderate Allocation Composite Index because it is more consistent with the Fund's port- folio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

***  In December 2009 the Fund charged its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 11

Calvert Aggressive Allocation Fund Class A shares (at NAV) returned 13.92% during the period, underperforming its benchmark, the Russell 3000 Index, which returned 18.71%. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indices3 which more closely reflects how Calvert manages the Fund returned 14.71%.

Investment Climate

Large-cap benchmarks such as the Standard & Poor's 500 and Russell 1000 Indices were trumped by the small-cap Russell 2000 Index for the period, with returns of 17.31%, 18.13%, and 25.48%, respectively. Growth stocks slightly outperformed their value counterparts with the Russell 1000 Growth Index returning 18.16% versus 17.46% for the Russell 1000 Value Index. International benchmarks didn't fare quite as well, as the MSCI Europe, Australasia, Far East (MSCI EAFE) and MSCI Emerging Markets Indices returned 10.33% and 9.61%, respectively.

Within the Russell 1000 Index, the Energy, Materials, and Industrials sectors were the top performers for the period, while Consumer Staples and Utilities lagged the most. This dampened performance of portfolios that apply environmental, social, and governance (ESG) criteria, which are most restrictive in the Energy, Materials, and Industrials sectors. However, in the short term, we believe investor enthusiasm for the Energy sector may be momentum-driven. With the current dynamics already reflected in valuations, we may see a reversal in sector leadership away from Energy in the coming months.

Investors worldwide became more focused on inflation as crude oil prices hit 20-month highs and food prices rose as well, causing concerns about global economic growth—especially in emerging economies, which rely more on commodity inputs for fast economic growth. China fought inflation with a series of measures, fueling concerns about slowing economic growth in that country. The European sovereign debt crisis continued, too, as the cost to insure against sovereign default in Europe hit record highs during early 2011.

The Financials sector remained under the regulatory microscope. Late in the reporting period, insurance and reinsurance industries faced record catastrophic losses in the wake of the earthquake and tsunami in Japan. The tragedy affected other industries as well due to just-in-time manufacturing and low inventories in the personal computer supply chain. The residential real estate market remained under stress too, with 20% more homes potentially going into foreclosure this year.

On a positive note, investors were optimistic about the two-year extension of Bush-era income-tax cuts, a reduction in the payroll tax in 2011, and the Federal Reserve’s (Fed) plan to buy an additional $600 billion of Treasury securities under a new quantitative easing (QE2) program. U.S. manufacturing data helped generate job growth and showed better-than-expected expansion. In fact, the U.S. labor market seemed to turn up as the economy accelerated into 2011. Consumer confidence also improved during the period,

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 12

CALVERT CONSERVATIVE ALLOCATION FUND MARCH 31, 2011 AVERAGE ANNUAL TOTAL RETURNS
class a shares	(with max. load)
One year	2.78%
Five year	2.99%
Since inception (4/29/2005)	3.53%

class c shares	(with max. load)
One year	5.64%
Five year	2.59%
Since inception (4/29/2005)	3.04%

as consumers' outlook on employment and the overall economy was at its highest level in seven years this spring.

The six-month reporting period was characterized by four clear phases in interest-rate movements. The 10-year Treasury yield increased steadily from 2.33% in early October to 3.57% by mid-Decem-ber, followed by a fairly quiet trading period through January. In February, there was a sharp rise with the 10-year yield peaking at 3.74% as the unemployment rate fell sharply. Then Treasury rates declined due to Middle East turmoil and the tragedy in Japan, with the 10-year yield bottoming at 3.14% a few days after the disaster. After the shock wore off, Treasury yields recovered some ground to end the period near 3.5%.4

Portfolio Strategy

Calvert Conservative Allocation Fund outperformed the Barclays Capital U.S. Credit Index during the six-month period primarily because approximately 30% of the Fund is invested in stocks. Stocks outperformed bonds by almost 20% for the six-month period, as measured by the Russell 3000 Index and the Fund's benchmark. The Fund also outperformed the blend of indices that more closely matches the allocation of the Fund by 0.03 percentage points.

Good relative performance from Calvert Bond Portfolio and an overweight to U.S. equity funds contributed positively to the Fund’s relative performance for the period. The Fund’s non-U.S. equity holdings, primarily Calvert International Equity, under-performed for the period.

Calvert Moderate Allocation Fund underperformed the Russell 3000 Index primarily because approximately 35% of the Fund is invested in bonds. As noted above, bonds underperformed stocks by almost 20% for the six-month period. However, the Fund also has an allocation of approximately 20% to international stocks. International stocks, as measured by the MSCI Europe Australasia Far East Investable Market Index (MSCI EAFE IMI), underperformed the Russell 3000 Index by 7.81 percentage points. The Fund also underperformed relative to the blend of indices that more closely matches the allocation of stocks and bonds within the Fund for the six-month period.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 13

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.50%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 14

CALVERT MODERATE
ALLOCATION FUND
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class a shares	(with max. load)
One year	5.54%
Five year	1.20%
Since inception (4/29/2005)	2.93%

class c shares	(with max. load)
One year	9.05%
Five year	1.39%
Since inception (4/29/2005)	2.92%

class i shares*
One year	11.39%
Five year	2.53%
Since inception (4/29/2005)	4.07%

* The Calvert Moderate Allocation Fund first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class Outlook A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

The poor relative performance of Calvert Funds that invest primarily in international equities was the primary source of the Moderate Allocation Fund's underperformance relative to the blend of indices. However, the Fund realized positive contributions from its U.S. equities Fund holdings.

Calvert Aggressive Allocation Fund underperformed the Russell 3000 Index primarily due to the Fund's holdings in international equities, which represent approximately 25% of the Fund and underperformed the Russell 3000 benchmark by 5.42 percentage points. In addition, approximately 10% of the Fund is invested in bonds, which under-performed the Fund's stocks by almost 20%. Relative to the blend of indices that more closely matches its allocation, the Fund underperformed by 0.79 percentage points, primarily due to the poor relative performance of the Funds which invest in international equities.

Our long-term outlook for equity markets continues to be positive. We are optimistic about improving prospects for economic recovery in the U.S. and are pleased to see consumers demonstrating the signs of recovery we were hoping for. The impact from the long stretch of extraordinarily easy Fed policy--with its near-zero percent short-term interest rates and government bond purchases--is clear in the higher prices of stocks, bonds, and commodities, but not in consumer price indices.

However, some estimate that another 10% to 20% increase in the price of oil may start to impede U.S. and global gross domestic product (GDP) growth. High gasoline prices are already dampening consumer confidence, although they haven't yet been a large enough factor to offset the improving employment picture and stock market advances. We still see potential for more geopolitical crises and spikes in commodity prices and inflation to be negative catalysts for equity markets. However, we continue

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 15

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.50%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 16

CALVERT AGGRESSIVE
ALLOCATION FUND
STATISTICS
MARCH 31, 2011
AVERAGE ANNUAL TOTAL RETURNS

class a shares	(with max. load)
One year	8.10%
Five year	0.07%
Since inception (6/30/2005)	2.10%

class c shares	(with max. load)
One year	11.00%
Five year	-0.30%
Since inception (6/30/2005)	1.63%

to expect a slow, gradual economic recovery and believe that the equity markets and global economy can successfully navigate any temporary setbacks.

Equity valuations have had a strong run-up in the last several months. Therefore, equity markets are likely to be vulnerable to a sell-off from negative news or further deterioration in geopolitical tensions once we're past the earnings season.

There are monetary policy scenarios that could move bond yields quite sharply, including the small chance that the Fed will tighten faster than expected if core inflation increases rapidly. In addition, in light of the recent international turmoil, there also is a chance—perhaps small—that the Fed will ease, yet again, if the economy weakens later this year. In uncertain times, we expect market volatility to erupt from time to time.

April 2011

1 For Calvert Conservative Allocation: 60% Barclays Capital U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI Index, 10% 3-month Barclays Capital T-Bill Bellwether Index.

2 For Calvert Moderate Allocation: 30% Barclays Capital U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI Index, 5% 3-month Barclays Capital T-Bill Bellwether Index.

3 For Calvert Aggressive Allocation: 10% Barclays Capital U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI Index.

4 Interest rate data sources: Chicago Board Options Exchange and Federal Reserve.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 17

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.76%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s/ Portfolio’s operating expenses.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 18

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 to March 31, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 19

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
CONSERVATIVE	10/1/10	3/31/11	10/1/10 - 3/31/11

class a
Actual	$1,000.00	$1,044.40	$2.24
Hypothetical	$1,000.00	$1,022.74	$2.22
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,038.50	$8.21
Hypothetical	$1,000.00	$1,016.88	$8.12
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of .44% and 1.61% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MODERATE	10/1/10	3/31/11	10/1/10 - 3/31/11
class a
Actual	$1,000.00	$1,097.40	$3.86
Hypothetical	$1,000.00	$1,021.25	$3.72
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,093.70	$7.74
Hypothetical	$1,000.00	$1,017.54	$7.46
(5% return per year before expenses)

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 20

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
MODERATE	10/1/10	3/31/11	10/1/10 - 3/31/11

class I
Actual	$1,000.00	$1,100.10	$1.20
Hypothetical	$1,000.00	$1,023.78	$1.16
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of .74%, 1.48% and .23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
AGGRESSIVE	10/1/10	3/31/11	10/1/10 - 3/31/11

class A
Actual	$1,000.00	$1,139.20	$2.29
Hypothetical	$1,000.00	$1,022.79	$2.17
(5% return per year before expenses)

class c
Actual	$1,000.00	$1,131.90	$9.11
Hypothetical	$1,000.00	$1,016.39	$8.62
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of .43% and 1.71% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 21

CONSERVATIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2011

MUTUAL FUNDS - 100.2%	shares	value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I*	52,799	$1,677,939
Calvert Small Cap Fund, Class I	28,222	564,716
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	179,137	2,174,721
Calvert Social Investment Fund:
Bond Portfolio, Class I (a)	2,023,337	31,584,284
Enhanced Equity Portfolio, Class I	247,064	4,301,384
Equity Portfolio, Class I*	41,238	1,684,557
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	52,513	1,812,742
International Equity Fund, Class I	254,406	3,991,630

Total Mutual Funds (Cost $44,203,661)		47,791,973

TOTAL INVESTMENTS (Cost $44,203,661) - 100.2%		47,791,973
Other assets and liabilities, net - (0.2%)		(82,503)
NET ASSETS - 100%		$47,709,470

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,439,662 shares outstanding		$36,631,314
Class C: 661,931 shares outstanding		9,862,928
Undistributed net investment income (loss)		(532,902)
Accumulated net realized gain (loss) on investments		(1,840,182)
Net unrealized appreciation (depreciation) on investments		3,588,312

NET ASSETS		$47,709,470

NET ASSET VALUE PER SHARE
Class A (based on net assets of $37,542,671)		$15.39
Class C (based on net assets of $10,166,799)		$15.36

(a)   The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 66% ofthe Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capitalappreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the
U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.

*   Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 22

MODERATE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2011

MUTUAL FUNDS - 100.0%	shares	value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	280,207	$2,566,698
Calvert Large Cap Growth Fund, Class I*	410,510	13,046,014
Calvert Small Cap Fund, Class I	452,005	9,044,613
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	458,590	5,567,278
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,597,901	40,553,236
Enhanced Equity Portfolio, Class I	1,135,087	19,761,857
Equity Portfolio, Class I*	355,963	14,541,073
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	187,323	6,466,374
Calvert International Opportunities Fund, Class I	200,976	2,586,563
International Equity Fund, Class I	1,151,427	18,065,885

Total Mutual Funds (Cost $126,015,811)		132,199,591

TOTAL INVESTMENTS (Cost $126,015,811) - 100.0%		132,199,591
Other assets and liabilities, net - 0.0%		(50,551)
NET ASSETS - 100%		$132,149,040

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,626,040 shares outstanding		$107,367,323
Class C: 1,477,869 shares outstanding		23,569,343
Class I: 127,866 shares outstanding		1,906,797
Undistributed net investment income (loss)		(808,293)
Accumulated net realized gain (loss) on investments		(6,069,910)
Net unrealized appreciation (depreciation) on investments		6,183,780

NET ASSETS		$132,149,040

NET ASSET VALUE PER SHARE
Class A (based on net assets of $106,632,414)		$16.09
Class C (based on net assets of $23,454,918)		$15.87
Class I (based on net assets of $2,061,708)		$16.12

* Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 23

AGGRESSIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
MARCH 31, 2011

MUTUAL FUNDS - 100.0%	shares	value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	214,531	$1,965,104
Calvert Large Cap Growth Fund, Class I*	253,842	8,067,114
Calvert Small Cap Fund, Class I	467,040	9,345,467
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	237,110	2,878,515
Calvert Social Investment Fund:
Bond Portfolio, Class I	375,299	5,858,419
Enhanced Equity Portfolio, Class I	709,918	12,359,679
Equity Portfolio, Class I*	254,086	10,379,413
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	129,197	4,459,879
Calvert International Opportunities Fund, Class I	155,314	1,998,885
International Equity Fund, Class I	828,817	13,004,136

Total Mutual Funds (Cost $68,502,601)		70,316,611

TOTAL INVESTMENTS (Cost $68,502,601) - 100.0%		70,316,611
Other assets and liabilities, net - (0.0%)		(19,560)
NET ASSETS - 100%		$70,297,051

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,871,547 shares outstanding		$63,032,756
Class C: 600,471 shares outstanding		9,134,360
Undistributed net investment income		82,459
Accumulated net realized gain (loss) on investments		(3,766,534)
Net unrealized appreciation (depreciation) on investments		1,814,010

NET ASSETS		$70,297,051

NET ASSET VALUE PER SHARE
Class A (based on net assets of $61,356,119)		$15.85
Class C (based on net assets of $8,940,932)		$14.89

*Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 24

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2011

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
NET INVESTMENT INCOME	Fund	Fund	Fund
Investment Income:
Dividend income	$854,082	$1,407,620	$402,700
Total investment income	854,082	1,407,620	402,700
Expenses:
Transfer agency fees and expenses	46,103	123,490	86,819
Administrative fees	33,234	93,111	49,098
Distribution Plan expenses:
Class A	43,901	124,744	71,026
Class C	45,958	112,005	43,209
Trustees' fees and expenses	2,151	5,814	3,087
Registration fees	12,846	18,626	16,093
Reports to shareholders	8,529	26,902	19,032
Professional fees	10,191	12,308	10,748
Accounting fees	16,234	18,740	18,668
Miscellaneous	4,667	6,431	5,545
Total expenses	223,814	542,171	323,325
Reimbursement from Advisor:
Class A	(72,345)	—	(122,577)
Class C	—	—	—
Class I	—	(5,831)	(4,533)
Net expenses	151,469	536,340	196,215

NET INVESTMENT INCOME	702,613	871,280	206,485

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(167,195)	(420,609)	(377,246)
Change in unrealized appreciation (depreciation)	1,341,851	10,994,596	8,554,818

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS	1,174,656	10,573,987	8,177,572

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,877,269	$11,445,267	$8,384,057

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 25

     CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$702,613	$741,120
Net realized gain (loss)	(167,195)	(385,951)
Change in unrealized appreciation (depreciation)	1,341,851	2,504,779

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,877,269	2,859,948

Distributions to shareholders from:
Net investment income:
Class A shares	(607,347)	(656,513)
Class C shares	(105,762)	(78,949)
In excess of net investment income:
Class A shares	(447,736)	—
Class C shares	(85,166)	—
Total distributions	(1,246,011)	(735,462)

Capital share transactions:
Shares sold:
Class A shares	7,877,319	11,882,987
Class C shares	2,021,942	3,632,683
Reinvestment of distributions:
Class A shares	995,492	621,525
Class C shares	151,048	63,679
Redemption fees:
Class A shares	94	828
Class C shares	1	12
Shares redeemed:
Class A shares	(4,370,310)	(4,932,114)
Class C shares	(554,393)	(1,483,747)
Total capital share transactions	6,121,193	9,785,853

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,752,451	11,910,339

NET ASSETS
Beginning of period	40,957,019	29,046,680
End of period (including distributions in excess of net investment income and undistributed net investment income of $532,902
and $10,496, respectively)	$47,709,470	$40,957,019

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	513,311	809,864
Class C shares	132,471	249,259
Reinvestment of distributions:
Class A shares	64,990	42,444
Class C shares	9,895	4,396
Shares redeemed:
Class A shares	(284,917)	(336,498)
Class C shares	(36,368)	(101,602)
Total capital share activity	399,382	667,863

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 26

     MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$871,280	$996,208
Net realized gain (loss)	(420,609)	(1,170,179)
Change in unrealized appreciation or (depreciation)	10,994,596	7,924,482

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	11,445,267	7,750,511

Distributions to shareholders from:
Net investment income:
Class A shares	(776,174)	(848,373)
Class C shares	(88,945)	(123,248)
Class I shares	(20,271)	(19,899)
In excess of net investment income:
Class A shares	(676,566)	—
Class C shares	(115,605)	—
Class I shares	(16,122)	—
Total distributions	(1,693,683)	(991,520)

Capital share transactions:
Shares sold:
Class A shares	11,875,291	21,283,912
Class C shares	2,486,551	5,340,143
Class I shares	142,205	824,403
Reinvestment of distributions:
Class A shares	1,379,191	802,909
Class C shares	170,885	103,495
Class I shares	36,393	19,899
Redemption fees:
Class A shares	351	545
Class C shares	80	1,285
Shares redeemed:
Class A shares	(7,347,781)	(12,481,452)
Class C shares	(1,874,242)	(3,304,227)
Class I shares	(59,115)	(76,535)
Total capital share transactions	6,809,809	12,514,377

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,561,393	19,273,368

NET ASSETS
Beginning of period	115,587,647	96,314,279
End of period (including distributions in excess of net investment income and undistributed net investment income of $808,293
and $14,110, respectively)	$132,149,040	$115,587,647

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 27

     MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	763,006	1,483,778
Class C shares	162,094	377,822
Class I shares	9,315	57,656
Reinvestment of distributions:
Class A shares	87,097	56,169
Class C shares	10,985	7,350
Class I shares	2,290	1,379
Shares redeemed:
Class A shares	(471,313)	(872,779)
Class C shares	(121,154)	(234,491)
Class I shares	(3,773)	(5,300)
Total capital share activity	438,547	871,584

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 28

     AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2011	2010
Operations:
Net investment income	$206,485	$272,242
Net realized gain (loss) on investments	(377,246)	(1,323,550)
Change in unrealized appreciation (depreciation)	8,554,818	5,062,653

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	8,384,057	4,011,345

Distributions to shareholders from:
Net investment income:
Class A shares	(107,567)	(278,521)
Class C shares	(16,457)	(46,455)
Class I shares	(2)	(5)
Total distributions	(124,026)	(324,981)

Capital share transactions:
Shares sold:
Class A shares	5,729,414	10,383,948
Class C shares	741,007	2,141,584
Reinvestment of distributions:
Class A shares	101,258	264,841
Class C shares	14,993	41,061
Class I shares	2	5
Redemption fees:
Class A shares	61	133
Class C shares	133	525
Shares redeemed:
Class A shares	(3,821,496)	(7,088,093)
Class C shares	(1,034,303)	(1,876,181)
Class I shares	(1,047)	—
Total capital share transactions	1,730,022	3,867,823

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,990,053	7,554,187

NET ASSETS
Beginning of period	60,306,998	52,752,811
End of period (including undistributed net
investment income of $82,459 and $0, respectively)	$70,297,051	$60,306,998

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 29

     AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2011	2010
Shares sold:
Class A shares	380,685	773,899
Class C shares	52,294	167,164
Reinvestment of distributions:
Class A shares	6,728	19,691
Class C shares	1,057	3,195
Shares redeemed:
Class A shares	(254,404)	(531,155)
Class C shares	(72,850)	(146,477)
Class I shares	(64)	—
Total capital share activity	113,446	286,317

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 30

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the “Funds”), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. The last remaining shareholder in Aggressive Class I shares redeemed on February 24, 2011. Shares are still available for public sale and operations will resume upon shareholder investment. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2011, no securities were fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securi-

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 31

ties, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund's investments by major category are as follows.

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2011:

conservative	VALUATION INPUTS
Investments in Securities	level 1	level 2	level 3	total
Mutual Funds	$47,791,973	-	-	$47,791,973
TOTAL	$47,791,973	-	-	$47,791,973

Moderate	VALUATION INPUTS
Investments in Securities	level 1	level 2	level 3	total
Mutual Funds	$132,199,591	-	-	$132,199,591
TOTAL	$132,199,591	-	-	$132,199,591

Aggressive	VALUATION INPUTS
Investments in Securities	level 1	level 2	level 3	total
Mutual Funds	$70,316,611	-	-	$70,316,611
TOTAL	$70,316,611	-	-	$70,316,611

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 32

from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on each Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $7,388, $35,038 and $2,866 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during March 2011.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2012. The contractual expense cap is .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 33

Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $5,985, $16,474 and $8,754 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $16,337, $41,715, and $20,260 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $21,219, $52,588, and $27,181 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2011.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $7,621, $27,791 and $20,422 for the six months ended March 31, 2011 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $1,339, $4,801 and $3,488 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Trustee’s fees are allocated to each of the funds served.

NOTE C – INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of the Underlying Funds were:

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 34

	Conservative	Moderate	Aggressive
Purchases	$8,213,871	$9,372,519	$3,780,985
Sales	2,583,600	3,446,668	1,985,760

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	Conservative	Moderate	Aggressive
30-Sep-17	($2,765)	($505,630)	($121,097)
30-Sep-18	—	(244,394)	(2,287)

Capital loss carryforwards may be utilized to offset future capital gains until expiration. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Aggressive Fund intends to elect to defer net capital losses of $95,980 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

As of March 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	Conservative	Moderate	Aggressive
Unrealized appreciation	$1,879,431	$5,174,235	$3,153,438
Unrealized (depreciation)	(132,512)	(4,349,425)	(4,924,678)
Net unrealized appreciation/(depreciation)	$1,746,919	$824,810	$1,771,240
Federal income tax cost of investments	$46,045,054	$131,374,782	$72,087,851

NOTE D – LINE OF CREDIT

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no borrowings under the agreement during the six months ended March 31, 2011.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 35

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2011, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Effective April 30, 2011, the Calvert operating companies will be renamed as follows: Calvert Group, Ltd. will be renamed Calvert Investments, Inc., Calvert Asset Management Company, Inc. will be renamed Calvert Investment Management, Inc., Calvert Distributors, Inc. will be renamed Calvert Investment Distributors, Inc., Calvert Administrative Services Company will be renamed Calvert Investment Administrative Services, Inc., and Calvert Shareholder Services, Inc. will be renamed Calvert Investment Services, Inc.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 36

CONSERVATIVE ALLOCATION FUND FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010	2009
Net asset value, beginning	$15.17		$14.29	$14.52
Income from investment operations:
Net investment income	.26		.35	.45
Net realized and unrealized gain (loss)	.41		.88	(.04)
Total from investment operations	.67		1.23	.41
Distributions from:
Net investment income	(.26)		(.35)	(.45)
Net realized gain	—		—	(.19)
In excess of net investment income	(.19)		—	—
Total distributions	(.45)		(.35)	(.64)
Total increase (decrease) in net asset value	.22		.88	(.23)
Net asset value, ending	$15.39		$15.17	$14.29
Total return*	4.44%		8.69%	3.48%
Ratios to average net assets:A,B
Net investment income	3.42	% (a)	2.37%	3.41%
Total expenses	.85	% (a)	.90%	1.04%
Expenses before offsets	.44	% (a)	.44%	.44%
Net expenses	.44	% (a)	.44%	.44%
Portfolio turnover	6%		9%	24%
Net assets, ending (in thousands)	$37,543		$32,565	$23,300

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$16.45		$15.81	$15.42
Income from investment operations:
Net investment income	.62		.55	.42
Net realized and unrealized gain (loss)	(1.70)		.74	.40
Total from investment operations	(1.08)		1.29	.82
Distributions from:
Net investment income	(.62)		(.55)	(.42)
Net realized gain	(.23)		(.10)	(.01)
Total distributions	(.85)		(.65)	(.43)
Total increase (decrease) in net asset value	(1.93)		.64	.39
Net asset value, ending	$14.52		$16.45	$15.81
Total return*	(6.90%)		8.27%	5.40%
Ratios to average net assets:A,B
Net investment income	3.92%		3.55%	2.91%
Total expenses	1.07%		1.35%	2.62%
Expenses before offsets	.44%		.44%	.87%
Net expenses	.44%		.44%	.87%
Portfolio turnover	13%		11%	9%
Net assets, ending (in thousands)	$17,551		$12,265	$6,258

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 37

CONSERVATIVE ALLOCATION FUND FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009
Net asset value, beginning	$15.10		$14.23	$14.45
Income from investment operations:
Net investment income	.17		.17	.26
Net realized and unrealized gain (loss)	.40		.87	(.03)
Total from investment operations	.57		1.04	.23
Distributions from:
Net investment income	(.17)		(.17)	(.26)
Net realized gain	—		—	(.19)
In excess of net investment income	(.14)		—	—
Total distributions	(.31)		(.17)	(.45)
Total increase (decrease) in net asset value	.26		.87	(.22)
Net asset value, ending	$15.36		$15.10	$14.23

Total return*	3.78%		7.39%	2.05%
Ratios to average net assets:A,B
Net investment income	2.22	% (a)	1.12%	1.99%
Total expenses	1.61	% (a)	1.68%	1.88%
Expenses before offsets	1.61	% (a)	1.68%	1.88%
Net expenses	1.61	% (a)	1.68%	1.88%
Portfolio turnover	6%		9%	24%
Net assets, ending (in thousands)	$10,167		$8,393	$5,747

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$16.40		$15.77	$15.40
Income from investment operations:
Net investment income	.41		.31	.28
Net realized and unrealized gain (loss)	(1.72)		.73	.38
Total from investment operations	(1.31)		1.04	.66
Distributions from:
Net investment income	(.41)		(.31)	(.28)
Net realized gain	(.23)		(.10)	(.01)
Total distributions	(.64)		(.41)	(.29)
Total increase (decrease) in net asset value	(1.95)		.63	.37
Net asset value, ending	$14.45		$16.40	$15.77

Total return*	(8.28%)		6.67%	4.28%
Ratios to average net assets:A,B
Net investment income	2.54%		1.99%	1.87%
Total expenses	1.85%		2.09%	3.42%
Expenses before offsets	1.85%		2.00%	2.00%
Net expenses	1.85%		2.00%	2.00%
Portfolio turnover	13%		11%	9%
Net assets, ending (in thousands)	$4,408		$4,036	$2,314

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 38

MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011		2010	2009
Net asset value, beginning	$14.87		$13.94	$14.83
Income from investment operations:
Net investment income	.12		.16	.23
Net realized and unrealized gain (loss)	1.32		.92	(.51)
Total from investment operations	1.44		1.08	(.28)
Distributions from:
Net investment income	(.12)		(.15)	(.22)
Net realized gain	—		—	(.39)
In excess of net investment income	(.10)		—	—
Total distributions	(.22)		(.15)	(.61)
Total increase (decrease) in net asset value	1.22		.93	(.89)
Net asset value, ending	$16.09		$14.87	$13.94

Total return*	9.74%		7.76%	(.95%)
Ratios to average net assets:A,B
Net investment income	1.53	% (a)	1.06%	1.85%
Total expenses	.74	% (a)	.76%	.83%
Expenses before offsets	.74	% (a)	.76%	.80%
Net expenses	.74	% (a)	.76%	.80%
Portfolio turnover	3%		7%	25%
Net assets, ending (in thousands)	$106,632		$92,913	$77,805

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$18.30		$16.81	$15.88
Income from investment operations:
Net investment income	.37		.32	.18
Net realized and unrealized gain (loss)	(3.17)		1.59	.92
Total from investment operations	(2.80)		1.91	1.10
Distributions from:
Net investment income	(.37)		(.32)	(.17)
Net realized gain	(.30)		(.10)	**
Total distributions	(.67)		(.42)	(.17)
Total increase (decrease) in net asset value	(3.47)		1.49	.93
Net asset value, ending	$14.83		$18.30	$16.81

Total return*	(15.82%)		11.46%	7.00%
Ratios to average net assets:A,B
Net investment income	2.12%		1.71%	1.08%
Total expenses	.71%		.75%	1.12%
Expenses before offsets	.71%		.75%	.95%
Net expenses	.71%		.75%	.95%
Portfolio turnover	5%		3%	5%
Net assets, ending (in thousands)	$74,972		$71,746	$33,279

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 39

MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011		2010	2009
Net asset value, beginning	$14.65		$13.79	$14.72
Income from investment operations:
Net investment income	.06		.05	.13
Net realized and unrealized gain (loss)	1.30		.90	(.52)
Total from investment operations	1.36		.95	(.39)
Distributions from:
Net investment income	(.06)		(.09)	(.15)
Net realized gain	—		—	(.39)
In excess of net investment income	(.08)		—	—
Total distributions	(.14)		(.09)	(.54)
Total increase (decrease) in net asset value	1.22		.86	(.93)
Net asset value, ending	$15.87		$14.65	$13.79

Total return*	9.30%		6.95%	(1.79%)
Ratios to average net assets:A,B
Net investment income	.79	% (a)	.30%	1.03%
Total expenses	1.48	% (a)	1.52%	1.60%
Expenses before offsets	1.48	% (a)	1.52%	1.60%
Net expenses	1.48	% (a)	1.52%	1.60%
Portfolio turnover	3%		7%	25%
Net assets, ending (in thousands)	$23,455		$20,883	$17,582

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$18.16		$16.69	$15.80
Income from investment operations:
Net investment income	.24		.20	.05
Net realized and unrealized gain (loss)	(3.14)		1.56	.91
Total from investment operations	(2.90)		1.76	.96
Distributions from:
Net investment income	(.24)		(.19)	(.07)
Net realized gain	(.30)		(.10)	**
Total distributions	(.54)		(.29)	(.07)
Total increase (decrease) in net asset value	(3.44)		1.47	.89
Net asset value, ending	$14.72		$18.16	$16.69

Total return*	(16.43%)		10.62%	6.08%
Ratios to average net assets:A,B
Net investment income	1.38%		.97%	.07%
Total expenses	1.48%		1.50%	1.95%
Expenses before offsets	1.48%		1.50%	1.94%
Net expenses	1.48%		1.50%	1.94%
Portfolio turnover	5%		3%	5%
Net assets, ending (in thousands)	$16,835		$17,564	$8,508

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 40

MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31,		SEPTEMBER 30,
class i shares	2011		2010
Net asset value, beginning	$14.92		$13.99
Income from investment operations:
Net investment income	.16		.23
Net realized and unrealized gain (loss)	1.33		.92
Total from investment operations	1.49		1.15
Distributions from:
Net investment income	(.16)		(.22)
In excess of net investment income	(.13)		—
Total distributions	(.29)		(.22)
Total increase (decrease) in net asset value	1.20		.93
Net asset value, ending	$16.12		$14.92

Total return*	10.01%		8.29%
Ratios to average net assets:A,B
Net investment income	2.06	% (a)	1.37%
Total expenses	.83	% (a)	1.02%
Expenses before offsets	.23	% (a)	.23%
Net expenses	.23	% (a)	.23%
Portfolio turnover	3%		7%
Net assets, ending (in thousands)	$2,062		$1,791

	Periods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class I shares	2009		2008	###
Net asset value, beginning	$14.88		$16.73
Income from investment operations:
Net investment income	.30		.13
Net realized and unrealized gain (loss)	(.51)		(1.85)
Total from investment operations	(.21)		(1.72)
Distributions from:
Net investment income	(.29)		(.13)
Net realized gain	(.39)		—
Total distributions	(.68)		(.13)
Total increase (decrease) in net asset value	(.89)		(1.85)
Net asset value, ending	$13.99		$14.88

Total return*	(.38%)		(10.34%)
Ratios to average net assets:A,B
Net investment income	2.45%		2.04	% (a)
Total expenses	2.08%		20.84	% (a)
Expenses before offsets	.23%		.23	% (a)
Net expenses	.23%		.23	% (a)
Portfolio turnover	25%		4%
Net assets, ending (in thousands)	$927		$960

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 41

AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

			Periods ended
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2011	(z)	2010	2009
Net asset value, beginning	$13.94		$13.03	$14.45
Income from investment operations:
Net investment income	.06		.09	.15
Net realized and unrealized gain (loss)	1.88		.90	(1.00)
Total from investment operations	1.94		.99	(.85)
Distributions from:
Net investment income	(.03)		(.08)	(.12)
Net realized gain	—		—	(.45)
Total distributions	(.03)		(.08)	(.57)
Total increase (decrease) in net asset value	1.91		.91	(1.42)
Net asset value, ending	$15.85		$13.94	$13.03

Total return*	13.92%		7.61%	(4.67%)
Ratios to average net assets:A,B
Net investment income	.80	% (a)	.66%	1.35%
Total expenses	.86	% (a)	.92%	1.06%
Expenses before offsets	.43	% (a)	.43%	.43%
Net expenses	.43	% (a)	.43%	.43%
Portfolio turnover	3%		8%	15%
Net assets, ending (in thousands)	$61,356		$52,132	$45,307

			Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class a shares	2008		2007	2006
Net asset value, beginning	$19.00		$16.91	$15.62
Income from investment operations:
Net investment income	.23		.22	.03
Net realized and unrealized gain (loss)	(4.21)		2.16	1.31
Total from investment operations	(3.98)		2.38	1.34
Distributions from:
Net investment income	(.21)		(.21)	(.05)
Net realized gain	(.36)		(.08)	—
Total distributions	(.57)		(.29)	(.05)
Total increase (decrease) in net asset value	(4.55)		2.09	1.29
Net asset value, ending	$14.45		$19.00	$16.91

Total return*	(21.59%)		14.18%	8.59%
Ratios to average net assets:A,B
Net investment income (loss)	1.27%		.96%	(.11%)
Total expenses	.87%		.98%	2.08%
Expenses before offsets	.43%		.43%	.83%
Net expenses	.43%		.43%	.83%
Portfolio turnover	4%		2%	9%
Net assets, ending (in thousands)	$43,632		$44,004	$15,170

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 42

AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	MARCH 31		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2011	(z)	2010	2009
Net asset value, beginning	$13.18		$12.49	$14.02
Income from investment operations:
Net investment income (loss)	(.03)		(.08)	(.01)
Net realized and unrealized gain (loss)	1.77		.85	(.99)
Total from investment operations	1.74		.77	(1.00)
Distributions from:
Net investment income	(.03)		(.08)	(.08)
Net realized gain	—		—	(.45)
Total distributions	(.03)		(.08)	(.53)
Total increase (decrease) in net asset value	1.71		.69	(1.53)
Net asset value, ending	$14.89		$13.18	$12.49

Total return*	(13.19%)		6.14%	(6.06%)
Ratios to average net assets:A,B
Net investment income (loss)	(.48	%) (a)	(.66%)	(.19%)
Total expenses	1.71	% (a)	1.77%	1.94%
Expenses before offsets	1.71	% (a)	1.77%	1.92%
Net expenses	1.71	% (a)	1.77%	1.92%
Portfolio turnover	3%		8%	15%
Net assets, ending (in thousands)	$8,941		$8,174	$7,445

	Years ended
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
class c shares	2008		2007	2006
Net asset value, beginning	$18.63		$16.74	$15.59
Income from investment operations:
Net investment income (loss)	.02		**	(.11)
Net realized and unrealized gain (loss)	(4.12)		2.09	1.27
Total from investment operations	(4.10)		2.09	1.16
Distributions from:
Net investment income	(.15)		(.12)	(.01)
Net realized gain	(.36)		(.08)	—
Total distributions	(.51)		(.20)	(.01)
Total increase (decrease) in net asset value	(4.61)		1.89	1.15
Net asset value, ending	$14.02		$18.63	$16.74

Total return*	(22.62%)		12.56%	7.43%
Ratios to average net assets:A,B
Net investment income (loss)	(.01%)		(.32%)	(1.24%)
Total expenses	1.72%		1.77%	3.04%
Expenses before offsets	1.72%		1.77%	2.00%
Net expenses	1.72%		1.77%	2.00%
Portfolio turnover	4%		2%	9%
Net assets, ending (in thousands)	$6,709		$7,605	$3,240

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 43

AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	Periods ended
	FEBRUARY 24,		SEPTEMBER 30,
class I shares	2011	(y)(z)	2010
Net asset value, beginning	$14.00		$13.06
Income from investment operations:
Net investment income	.11		.12
Net realized and unrealized gain (loss)	1.45		.90
Total from investment operations	1.56		1.02
Distributions from:
Net investment income	(.03)		(.08)
Net realized gain	—		—
Total distributions	(.03)		(.08)
Total increase (decrease) in net asset value	1.53		.94
Net asset value, ending	$15.53		$14.00

Total return*	11.14%		7.83%
Ratios to average net assets:A,B
Net investment income	1.29	% (a)	.89%
Total expenses	1,182.62	% (a)	1,348%
Expenses before offsets	.23	% (a)	.23%
Net expenses	.23	% (a)	.23%
Portfolio turnover	3%		8%
Net assets, ending (in thousands)	$0		$1

	Periods ended
	SEPTEMBER 30,		SEPTEMBER 30,
class I shares	2009		2008	###
Net asset value, beginning	$14.46		$16.73
Income from investment operations:
Net investment income	.18		.03
Net realized and unrealized gain (loss)	(.99)		(2.30)
Total from investment operations	(.81)		(2.27)
Distributions from:
Net investment income	(.14)		—
Net realized gain	(.45)		—
Total distributions	(.59)		—
Total increase (decrease) in net asset value	(1.40)		(2.27)
Net asset value, ending	$13.06		$14.46

Total return*	(4.41%)		(13.57%)
Ratios to average net assets:A,B
Net investment income	1.59%		.30	% (a)
Total expenses	2,098.82%		1,924.45	% (a)
Expenses before offsets	.23%		.23	% (a)
Net expenses	.23%		.23	% (a)
Portfolio turnover	15%		2%
Net assets, ending (in thousands)	$1		$1

See notes to financial highlights.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 44

A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
B	Amounts do not include the activity of the underlying funds.
(a)	Annualized.
(y)	Class I was liquidated on February 24, 2011. Shares are still available for public sale and operations will resume upon shareholder investment.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $.01 per share.
###	From January 31, 2008 inception.

See notes to financial statements.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 45

EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 46

from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 47

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 7, 2010, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund’s investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 48

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to each Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following: Conservative Allocation Fund. For the one- and three-year periods ended June 30, 2010, the Fund performed below the median of its peer group, and the Fund performed above the median of its peer group for the five-year period ended June 30,

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 49

2010. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Moderate Allocation Fund. For the one- and five-year periods ended June 30, 2010 the Fund performed below the median of its peer group, and the Fund performed above the median of its peer group for the three-year period ended June 30, 2010. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

Aggressive Allocation Fund. For the three- and five-year periods ended June 30, 2010, the Fund performed below the median of its peer group, and the Fund performed above the median of its peer group for the one-year period ended June 30, 2010. The Fund underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2010. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor’s continued monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Funds’ fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board compared each Fund’s total expense ratio with various comparative data for the funds in its peer group. This data, and the considerations of the Board with respect the Funds’ fees and expenses, included the following: Conservative Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for some classes. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 50

Moderate Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for some classes. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor.

Aggressive Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund for some classes. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor.

The Board reviewed the Advisor’s profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also noted that the Advisor had reimbursed expenses of the Funds for some classes. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Fund was reasonable.

The Board considered the effect of each Fund’s current size and potential growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 50

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to each Fund, appropriate action is being taken with respect to the performance of the Fund; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

www.calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 52

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)  (1)  Not applicable.
(a)  (2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer

Date:	June 2, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer

Date: June 2, 2011

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer

Date: June 2, 2011

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: June 2, 2011